-/0 Execution Version UP TO US$ 2,000,000,000-EQUIVALENT REVOLVING LOAN FACILITIES AGREEMENT dated January 21, 2026 for SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) as Borrower THE BANKS AND FINANCIAL INSTITUTIONS NAMED HEREIN as Original Lenders CTBC BANK CO., LTD. CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TAIPEI BRANCH E.SUN COMMERCIAL BANK, LTD. as Mandated Lead Arrangers and Bookrunners with CTBC BANK CO., LTD. as Agent Lee and Li, Attorneys-at-Law 8F, No. 555, Sec. 4, Zhongxiao E. Rd. Taipei, Taiwan

-/0 CONTENTS CLAUSE PAGE SECTION 1 INTERPRETATION ........................................................................................... - 1 - 1. Definitions and Interpretation ......................................................................................... - 1 - SECTION 2 THE FACILITIES............................................................................................. - 20 - 2. The Facilities ................................................................................................................. - 20 - 3. Purpose .......................................................................................................................... - 23 - 4. Conditions of Utilisation ............................................................................................... - 23 - SECTION 3 UTILISATION .................................................................................................. - 24 - 5. Utilisation ...................................................................................................................... - 24 - 6. Optional Currency ......................................................................................................... - 26 - SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION ............................ - 27 - 7. Repayment ..................................................................................................................... - 27 - 8. Prepayment and Cancellation ........................................................................................ - 29 - SECTION 5 COSTS OF UTILISATION .............................................................................. - 33 - 9. Interest ........................................................................................................................... - 33 - 10. Interest Periods .............................................................................................................. - 34 - 11. Changes to the Calculation of Interest .......................................................................... - 35 - 12. Fees ................................................................................................................................ - 36 - SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS.................................................. - 38 - 13. Tax Gross-up and Indemnities ...................................................................................... - 38 - 14. Increased Costs .............................................................................................................. - 42 - 15. Mitigation by the Lenders ............................................................................................. - 44 - 16. Other Indemnities .......................................................................................................... - 45 - 17. Costs and Expenses ....................................................................................................... - 46 - SECTION 7 GUARANTEE .................................................................................................. - 48 - 18. Guarantee ....................................................................................................................... - 48 - SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT . - 49 - 19. Representations ............................................................................................................. - 49 - 20. Information Undertakings ............................................................................................. - 56 - 21. General Undertakings .................................................................................................... - 59 - 22. Accounts ........................................................................................................................ - 68 - 23. Events of Default ........................................................................................................... - 69 - SECTION 9 CHANGES TO PARTIES ................................................................................ - 74 - 24. Changes to the Lenders ................................................................................................. - 74 - 25. Changes to the Borrower ............................................................................................... - 80 -

-/0 SECTION 10 THE FINANCE PARTIES ............................................................................. - 81 - 26. Role of the Administrative Parties ................................................................................ - 81 - 27. Sharing among the Finance Parties ............................................................................... - 91 - SECTION 11 ADMINISTRATION ...................................................................................... - 93 - 28. Payment Mechanics ....................................................................................................... - 93 - 29. Set-off ............................................................................................................................ - 97 - 30. Notices ........................................................................................................................... - 97 - 31. Calculations and Certificates ......................................................................................... - 99 - 32. Partial Invalidity ............................................................................................................ - 99 - 33. Remedies and Waivers .................................................................................................. - 99 - 34. Amendments and Waivers ........................................................................................... - 100 - 35. Confidential Information ............................................................................................. - 101 - 36. Confidentiality of Funding Rates ................................................................................ - 107 - 37. Bail-in .......................................................................................................................... - 108 - 38. Counterparts ................................................................................................................ - 110 - SECTION 12 GOVERNING LAW AND ENFORCEMENT............................................. - 111 - 39. Governing Law ............................................................................................................ - 111 - 40. Enforcement ................................................................................................................ - 111 - Schedule 1 The Original Lenders Schedule 2 Conditions Precedent Schedule 3 Utilisation Request Schedule 4 Form of Transfer Certificate Schedule 5 Form of Assignment Agreement Schedule 6 Form of Subordination Undertaking Schedule 7 Timetables Schedule 8 Form of Real Estate Mortgage Agreement Schedule 9 Form of Accounts Pledge Agreement Schedule 10 Form of Promissory Note and Note Authorisation Schedule 11 Group Structure Chat Schedule 12 Form of Increased Facilities Letter Schedule 13 Banking (Exposure Limits) Rules

-/0 - 1 - THIS AGREEMENT is dated January 21, 2026 and made between: (1) SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司), a company incorporated under Taiwanese law with registered address at 3 F., No. 150, Jian 1st Rd., Zhonghe Dist., New Taipei City 235603, Taiwan (R.O.C.), as borrower (the "Borrower"); (2) CTBC BANK CO., LTD., CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TAIPEI BRANCH and E.SUN COMMERCIAL BANK, LTD. as mandated lead arrangers and bookrunners of the Finance Parties (each a "MLAB" and collectively the "MLABs"); (3) THE BANKS AND OTHER FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Lenders) as lenders (collectively, the "Original Lenders" and "Original Lender" means each or any of them, as the context may require); and (4) CTBC BANK CO., LTD. as agent of the Finance Parties (the "Agent"). IT IS AGREED as follows: SECTION 1 INTERPRETATION 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Agreement: "2025 RPA" has the meaning given to such term in paragraph (b)(x) of Clause 21.7 (Negative Pledge). "Account Bank" means CTBC BANK CO., LTD. "Accounts Pledge Agreement" means an accounts pledge agreement substantially in the form contained in Schedule 9 (Form of Accounts Pledge Agreement) to be entered into by the Borrower as pledgor and the Agent as pledgee. "Additional Business Day (USD)" means any day other than: (a) a Saturday or Sunday; and (b) a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purpose of trading in US Government securities. "Administrative Party" means each of the Agent and the MLABs. "Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding

-/0 - 2 - Company of that person or any other Subsidiary of that Holding Company. "Anti-Bribery and Corruption Laws" means all anti-corruption and bribery laws, statutes, regulations, rules or guidelines issued or administered or enforced by any governmental or judicial agency applicable to the Obligors. "Anti-Money Laundering and Anti-Terrorism Financing Laws" means all laws, regulations, rules and guidelines applicable to the Obligors which relate to financial record keeping and reporting requirements, anti-money laundering and anti-terrorism: (a) issued, administered or enforced by any Governmental Agency having jurisdiction over the Obligors (or any of the Obligor's Representatives) or otherwise issued, administered or enforced in each of the jurisdictions in which the Obligors are incorporated or domiciled (as the case may be); and/or (b) of all jurisdictions in which the Obligors (or any of the Obligors' Representatives) conduct business including, but not limited to, the Money Laundering Control Act of Taiwan, the Counter-Terrorism Financing Act of Taiwan and the Regulations Governing Anti-Money Laundering of Financial Institutions of Taiwan, including their implementing regulations as amended, re-enacted, or replaced from time to time. "APLMA" means the Asia Pacific Loan Market Association Limited. "Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor, assignee, and the Agent. "Authorisation" means: (a) an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action. "Authorised Signatory" means, with respect to any Obligor, any person specified as its authorised signatory under Schedule 2 (Conditions Precedent) or paragraph (e) of Clause 20.2 (Information: miscellaneous) from time to time. "Availability Period" means the period from and including the Signing Date to and including one (1) Month prior to the Final Repayment Date. "Available Commitment" means a Lender's Commitment minus: (a) the Base Currency Amount of its participation in any outstanding Loans; and (b) in relation to any proposed Utilisation, the Base Currency Amount of its

-/0 - 3 - participation in any Loans that are due to be made on or before the proposed Utilisation Date, other than that Lender's participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date. "Available Facility" means the aggregate for the time being of each Lender's Available Commitment. "Bade Plant" means the Borrower's plant located at No. 1899, 1881, 1881 4F, Xingfeng Rd. and No. 286, Chang'an St., Bade Dist., Taoyuan City 334023, Taiwan. "Base Currency" means US$. "Base Currency Amount" means, in relation to a Loan, the amount specified in the Utilisation Request delivered by the Borrower for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Rate of Exchange on the date which is two (2) Business Days before the date the Agent receives the Utilisation Request) as adjusted to reflect any repayment, prepayment, consolidation or division of that Loan. "Benchmark Rate" means: (a) in relation to any USD Loan: (i) for Facility A1: TAIFX3 (ii) for Facility A2: Term SOFR; or (b) in relation to any NTD Loan, TAIBOR; and, if that rate is less than zero, Benchmark Rate shall be deemed to be zero. "Break Costs" means the amount (if any) by which: (a) the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period; exceeds: (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period. "Business Day" means a day (other than a Saturday or Sunday):

-/0 - 4 - (a) on which commercial banks in Taipei and (in relation to any date for payment or purchase of US Dollars) New York are open for general business; and (b) (in relation to fixing of an interest rate in relation to any amount denominated in US Dollars) which is an Additional Business Day (USD). "Commitments" means Facility A1 Commitment and Facility A2 Commitment, and "Commitment" shall mean each or any of them. "Confidential Information" means all information relating to the Borrower, any Obligor, the Group, the Finance Documents or the Facilities of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facilities from either: (a) any member of the Group or any of its advisers; or (b) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes: (i) information that: (A) is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 35 (Confidential Information); (B) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (C) is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and (ii) any Funding Rate. "Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the APLMA or in any other form agreed between the Borrower and the Agent.

-/0 - 5 - "Consolidated Net Worth" means, at any time, the aggregate of the issued share capital and reserves of the Group, less any amount attributable to goodwill or other intangible assets, all as shown in the latest consolidated financial statements of the Group, prepared in accordance with the GAAP. "Default" means an Event of Default or any event or circumstance specified in Clause 23 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default. "Disruption Event" means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; and (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party: (i) from performing its payment obligations under the Finance Documents; or (ii) from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted. "Distribution" means in respect of the Borrower: (a) any dividend, charge, interest (including any interest on any unpaid dividend, charge fees, payment or other distribution), fees (including without limitation any management, advisory, or other fees), payment or other distribution (whether in cash or in kind) or redemption, repurchase, defeasance, retirement, or payment on or in respect of any share capital or share premium, or other reserve of such entity; or (b) any interest payment, any repayment, or prepayment of any amount of principal, or any other payment in respect of any liability of such entity to any direct or indirect holder of shares or shareholder loans issued or owed by such entity. "Dividend" means any payment or Distribution of any kind on or in respect of any shares

-/0 - 6 - of the Borrower whether in the nature of dividend or capital including without limitation, cash pay-outs with a reduction in nominal value of the relevant shares of the Borrower. "Environmental Claim" means any claim, proceeding or investigation by any person in respect of any Environmental Law. "Environmental Law" means any applicable law in any jurisdiction in which the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants. "Environmental Permits" means any Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of the Group conducted on or from the properties owned or used by the Borrower. "ERISA" means the US Employee Retirement Income Security Act of 1974, as amended. "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with an Obligor, as applicable, within the meaning of Section 414(b) or (c) of the US IR Code (and Sections 414(m) and (o) of the US IR Code for purposes of provisions relating to Section 412, 430 or 431 of the US IR Code). "ERISA Event" means that (a) any Obligor has underlying assets which constitute "plan assets" within the meaning of the Plan Asset Rules or (b) any Obligor or any ERISA Affiliate sponsors, maintains, contributes to, is required to contribute to or has any material liability with respect to any Plan. "Event of Default" means any event or circumstance specified as such in Clause 23 (Events of Default). "Extended Final Repayment Date" means the Final Repayment Date After First Extension or the Final Repayment Date After Second Extension, as the case may be in accordance with Clause 7.2 (Extension option). "Extension Notice" has the meaning given to that term in Clause 7.2 (Extension option). "Facility" means Facility A1 or Facility A2, in each case as the context requires, and "Facilities" means all of them. "Facility A1" means the revolving loan facility made available under this Agreement as described in paragraph (a) of Clause 2.1 (The Facilities). "Facility A1 Commitment" means: (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Facility A1 Commitment" in Schedule 1 (The Original Lenders) and the amount of any other Facility A1 Commitment

-/0 - 7 - transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increased Facilities); and (b) in relation to any other Lender, the amount in the Base Currency of any Facility A1 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increased Facilities), to the extent not cancelled, reduced or transferred by the Lenders under this Agreement. "Facility A1 Loan" means a loan made or to be made under Facility A or the principal amount outstanding for the time being of that loan. "Facility A2" means the revolving loan facility made available under this Agreement as described in paragraph (b) of Clause 2.1 (The Facilities). "Facility A2 Commitment" means: (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Facility A2 Commitment" in Schedule 1 (The Original Lenders) and the amount of any other Facility A2 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increased Facilities); and (b) in relation to any other Lender, the amount in the Base Currency of any Facility A2 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increased Facilities), to the extent not cancelled, reduced or transferred by the Lenders under this Agreement. "Facility A2 Loan" means a loan made or to be made under Facility A2 or the principal amount outstanding for the time being of that loan. "Facility Office" means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five (5) Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement. "FATCA" means: (a) sections 1471 to 1474 of the US IR Code or any associated regulations; (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or (c) any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other

-/0 - 8 - jurisdiction. "FATCA Application Date" means: (a) in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the US IR Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or (b) in relation to a "passthru payment" described in section 1471(d)(7) of the US IR Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA. "FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA. "FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction. "Fee Letter" means any letter or letters referring to this Agreement or the Facilities between one or more Administrative Parties and the Borrower setting out any of the fees referred to in Clause 12 (Fees) or otherwise agreed by the relevant Administrative Party and the Borrower. "Final Repayment Date" means the Original Final Repayment Date or, if the Original Final Repayment Date is extended in accordance with Clause 7.2 (Extension option), the Extended Final Repayment Date. "Final Repayment Date After First Extension" means the date falling one (1) year from (and including) the Original Final Repayment Date. "Final Repayment Date After Second Extension" means the date falling two (2) years from (and including) the Original Final Repayment Date. "Finance Document" means this Agreement, any Fee Letter, each Promissory Note and Note Authorisation, any Utilisation Request, the Security Documents, Subordination Undertaking, any Increased Facilities Letter and any other document designated as such by the Agent and the Borrower. "Finance Party" means the Agent, a MLAB, or a Lender. "Financial Indebtedness" means any indebtedness (without any double counting) for or in respect of: (a) moneys borrowed; (b) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

-/0 - 9 - (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability; (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing; (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and (i) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above. "First Utilisation Date" means the first Utilisation Date of either Facility A1 or Facility A2, provided that such date occurs within six (6) Months from the Signing Date; if no Utilisation occurs within such six (6)-Month period, then the First Utilisation Date shall be deemed to be the date immediately following the expiration of such six (6)-Month period from the Signing Date. "Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to Clause 11.1 (Market disruption). "GAAP" means in respect of any person, the generally accepted accounting principles used in its jurisdiction of incorporation, including (where applicable) IFRS, or, if different and if agreed by the Agent, the generally accepted accounting principles used in the preparation of its financial statements audited by a certified public accountant. "Governmental Agency" means any government or any governmental agency, semi- governmental or judicial entity or authority (including any stock exchange or any self- regulatory organisation established under statute). "Group" means the Guarantor and its Subsidiaries from time to time; "Group Member" means any member of the Group.

-/0 - 10 - "Group Structure Chart" means the group structure chart set out in Schedule 11 (Group Structure Chart), which shows the Group as of the Signing Date. "Guarantor" means SUPER MICRO COMPUTER, INC., a company incorporated under Delaware law with registered address at 614 N. Dupont Hwy., Suite 210, Dover, Delaware 19901. "Guaranty Agreement" means the guaranty agreement governed by the laws of the State of New York to be entered into by and between the Agent and the Guarantor on or around the Signing Date, in the form and substance acceptable to the Agent. "Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary. "IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. "Increased Facilities" has the meaning given to that term in paragraph (a) of Clause 2.2 (Increased Facilities). "Increased Facilities Lender" has the meaning given to that term in paragraph (d) Clause 2.2 (Increased Facilities). "Increased Facilities Letter" means an increased facilities letter substantially in the form set out in Schedule 12 (Form of Increased Facilities Letter). "Indirect Tax" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature. "Intellectual Property" means all service marks, trade names, domain names, logos, get up, patents, inventions, registered and unregistered design rights, copyrights, topography rights, database rights, rights in confidential information and know how, and any associated or similar rights anywhere in the world, which the Borrower now or in the future owns or (to the extent of its interest) in which it now or in the future has an interest (in each case whether registered or unregistered and including any related licences and sub licences of the same granted by it or to it, applications and rights to apply for the same). "Interest Payment Date" means, in relation to a Loan, the last day of each Interest Period. "Interest Period" means, in relation to a Loan, each period determined in accordance with Clause 10 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 9.3 (Default interest). "Lender" means: (a) any Original Lender;

-/0 - 11 - (b) any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 24 (Changes to the Lenders); and (c) any Increased Facilities Lender, which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement. "Lender Group" means, with respect to a Lender, its Holding Company, Subsidiaries, related bodies corporate, associated entities and undertakings, and the branches and member or office of the Lender Group shall be construed accordingly. "Loan" means a loan made or to be made under the Facility A1 or the Facility A2, or the principal amount outstanding for the time being of the relevant loan. "Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 662/3 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 662/3 per cent. of the Total Commitments immediately prior to the reduction). "Margin" means: (a) in respect of any USD Loan: (i) one point zero per cent. (1.0%) per annum for the Facility A1; (ii) one point two per cent. (1.2%) per annum for the Facility A2; and (b) in respect of any NTD Loan, one point zero per cent. (1.0%) per annum. "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Obligors taken as a whole; (b) the ability of any of the Obligors to perform its obligations under the Finance Documents; or (c) the validity or enforceability of, or the rights or remedies of any Finance Party under, the Finance Documents. "Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that: (a) (subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (c) if an Interest Period begins on the last Business Day of a calendar month, that

-/0 - 12 - Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end. The above rules will only apply to the last month of any period. "Mortgage" means any and all revolving mortgages to be created and perfected over the Bade Plant in accordance with the Real Estate Mortgage Agreement. "New Lender" has the meaning given to that term in Clause 24 (Changes to the Lenders). "NTD Loan" means a loan made or to be made denominated in NT$ under the Facilities, or the outstanding principal amount of such loan at any given time. "Note Authorisation" means a written authorisation, substantially in the form set out in Part II of Schedule 10 (Form of Promissory Note and Note Authorisation), issued by the Borrower. "Obligors" means the Borrower and the Guarantor, and "Obligor" means each one of them. "Optional Currency" means NT$. "Original Final Repayment Date" means the date falling one (1) year from (and including) the First Utilisation Date. "Party" means a party to this Agreement. "Perfection Requirements" means the making of the appropriate registrations, filings, endorsements, notarisation, stamping, notifications or other actions or steps to be made in any jurisdiction in order to perfect Transaction Security created by a Security Document and/or in order to achieve the relevant priority for the Transaction Security created under the Security Documents. "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) subject to Section 412 of the US IR Code or Title IV of ERISA established by an Obligor or any ERISA Affiliate. "Plan Asset Rules" means the regulations issued by the US Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the US Code of Federal Regulations, as modified by Section 3(42) of ERISA. "Procurement" means the procurement of certain components and/or raw materials, such as NVIDIA Corporation's Graphics Processing Unit (GPU)s. "Promissory Note" means any promissory note, substantially in the form set out in the in Part I of Schedule 10 (Form of Promissory Note and Note Authorisation), issued by the Borrower.

-/0 - 13 - "Proposed Increased Facilities Lender" has the meaning given to that term in paragraph (b) of Clause 2.2 (Increased Facilities). "Purchase Order" means a written order issued by the Borrower's customer specifying the purchase of the Borrower's products and/or services. "Quotation Day" means, with respect to any Interest Period, two (2) Business Days before the first day of that period. In the event where the Term SOFR is applied for any Interest Period, this shall mean two (2) Additional Business Days (USD) before the first day of that period. "Rate of Exchange" means the exchange rate published by the Central Bank of the Republic of China (Taiwan) for the purchase of the relevant currency with the Base Currency in the Taiwan foreign exchange market at closing on a particular day, rounded up or down by the Agent (acting reasonably). "Real Estate Mortgage Agreement" means a real estate mortgage agreement with respect to the Bade Plant substantially in the form set out in Schedule 8 (Form of Real Estate Mortgage Agreement) to be entered into by the Borrower as mortgagor and the Agent as mortgagee. "Repeating Representations" means each of the representations set out in Clauses 19.1 (Status) to 19.29 (Intercompany loans and guarantees). "Representative" means any delegate, agent, director, manager, officer, employee, administrator, nominee, attorney or custodian. "Restricted Party" means a person that is: (a) listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List; (b) located in, incorporated under the laws of, or owned or (directly or indirectly) controlled by, or acting on behalf of, a person located in or organized under the laws of a country or territory that is the target of country-wide or territory-wide Sanctions; or (c) otherwise a target of Sanctions (signifying a person with whom a US person or other national of a Sanctioning Authority would be prohibited or restricted by law from engaging in trade, business or other activities). "Rollover Loan" means one or more Loans: (a) made or to be made on the same day that a maturing Loan is due to be repaid; (b) the aggregate amount of which is equal to or less than the amount of the maturing Loan; (c) in the same currency as the maturing Loan; and

-/0 - 14 - (d) made or to be made to the Borrower for the purpose of refinancing that maturing Loan. "Sanctioning Authority" means: (a) the Security Council of the United Nations; (b) the US; (c) the European Union or any present or future member state thereof; (d) Singapore; (e) the United Kingdom; (f) Japan; (g) Taiwan; (h) any country to which any Obligor is bound; or (i) the respective governmental institutions or agencies of any of the foregoing, including but not limited to the Ministry of Justice of Taiwan, the Financial Supervisory Commission of Taiwan, the Office of Foreign Assets Control of the US Department of Treasury, the US Department of State, and His Majesty's Treasury. "Sanctions" means any trade, economic or financial sanctions, regulatory, embargoes or restrictive measures administered, enacted, imposed or enforced by a Sanctioning Authority. "Sanctions List" means the "Specially Designated Nationals and Blocked Persons' List" maintained by the Office of Foreign Assets Control of the US Department of Treasury, the "Consolidated List of Financial Sanctions Targets and the Investment Ban List" maintained by His Majesty's Treasury, or any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctioning Authorities. "Security" means a mortgage (including the Mortgage), assignment by way of security, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. "Security Agreement" means the security agreement governed by the law of the State of California in respect of the Borrower's accounts receivable from its customers to be entered into by the Borrower as grantor and the Agent as agent on or around the Signing Date, in the form and substance acceptable to the Agent. "Security Documents" means each of: (a) the Accounts Pledge Agreement;

-/0 - 15 - (b) the Security Agreement; (c) the Guaranty Agreement; (d) the Real Estate Mortgage Agreement; (e) any other document evidencing or creating or expressed to evidence or create Security over any asset to secure any obligation of an Obligor to a Finance Party under the Finance Documents; and (f) any other document jointly designated as such by the Agent and the Borrower. "Shareholder/Related Party Loan Agreement" means the financing agreement(s) (if any) entered or to be entered into by the Borrower with its (direct or indirect) shareholder(s) and/or other related party regarding a financing to be provided to the Borrower by the shareholder(s)/related party. "Signing Date" means the date on which this Agreement is dated. "Specified Time" means a day or time determined in accordance with Schedule 7 (Timetables). "Subordination Undertaking" means in relation to a loan under a Shareholder/Related Party Loan Agreement, a subordination undertaking entered or to be entered into by the relevant lender and borrower thereunder and the Agent, substantially in the form set out in Schedule 6 (Form of Subordination Undertaking), or in other form and substance satisfactory to the Agent. "Subsidiary" means, in relation to any company or corporation, a company or corporation: (a) which is controlled, directly or indirectly, by the first mentioned company or corporation; (b) more than half the issued equity share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or (c) which is a Subsidiary of another Subsidiary of the first mentioned company or corporation, and, for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body. "TAIBOR" means the Taipei interbank offered rate for New Taiwan Dollars offered: (a) for a three (3)-Month period, if the Interest Period of a Loan equals or is less than three (3) Months; or (b) for a six (6)-Month period, if the Interest Period of a Loan is more than three (3)

-/0 - 16 - Months but not more than six (6) Months, each is displayed as "TAIBOR" on the REFINITIV screen (or any replacement REFINITIV page which displays that rate) as at 11:30 a.m. on the Quotation Day or on the appropriate page of such other information service which publishes that rate from time to time in place of REFINITIV. If the agreed page is replaced by REFINITIV or such service ceases to be available, the Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower. If that rate is less than zero, TAIBOR shall be deemed to be equal to zero. "TAIFX3" means the offer rate administered by the Taipei Forex Incorporation (or any other person which takes over the administration of that rate) for US dollars: (a) for a three (3)-Month period, if the Interest Period of a Loan equals or is less than three (3) Months; or (b) for a six (6)-Month period, if the Interest Period of a Loan is more than three (3) Months but not more than six (6) Months, each is displayed as "TAIFX3" on the REFINITIV screen (or any replacement REFINITIV page which displays that rate) as at 11:00 a.m. on the Quotation Day or on the appropriate page of such other information service which publishes that rate from time to time in place of REFINITIV. If such page or service ceases to be available, the Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower. If that rate is less than zero, TAIFX3 shall be deemed to be equal to zero. "Taiwan" means the Republic of China (Taiwan), also known as R.O.C.. "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). "Tax Deduction" has the meaning given to such term in Clause 13.1 (Tax definitions). "Term SOFR" means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for a period that matches the Interest Period of a Loan, each is published (before any correction, recalculation or republication by the administrator) by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate). "Total Commitments" means at any time the aggregate of the Facility A1 Commitment and the Facility A2 Commitment, which shall be: (a) US$ 710,000,000-equivalent at the Signing Date; plus

-/0 - 17 - (b) any increased amount of the Facility A1 Commitment and the Facility A2 Commitment provided pursuant to Clause 2.2 (Increased Facilities). "Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents. "Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower, with a certificate seal of public notary if it is required by law for perfection of the proposed transfer. "Transfer Date" means, in relation to an assignment or a transfer, the later of: (a) the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and (b) the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate. "TW Payment Accounts" means the NTD and USD bank accounts that the Borrower opens and maintains with the Agent in accordance with Clause 22.1 (TW Payment Accounts). "Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents. "US" means the United States of America. "USD Loan" means a loan made or to be made denominated in US$ under the Facilities, or the outstanding principal amount of such loan at any given time. "US IR Code" means the US Internal Revenue Code of 1986. "US Tax Obligor" means: (a) the Borrower, if it is resident for tax purposes in the US; or (b) an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes. "Utilisation" means a utilisation of the Facilities. "Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made. "Utilisation Request" means a notice substantially in the form set out in Schedule 3 (Utilisation Request). "Valuation Report" means the valuation report prepared by the Valuer for Bade Plant. "Valuer" means REPro Knight Frank or any other valuer acceptable to the Agent.

-/0 - 18 - 1.2 Construction (a) Unless a contrary indication appears, any reference in this Agreement to: (i) any "Administrative Party", the "Agent", the "MLAB", any "Finance Party", any "Lender", any "Obligor", or any "Party" shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents; (ii) "assets" includes present and future properties, revenues and rights of every description; (iii) a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (iv) "including" shall be construed as "including without limitation" (and cognate expressions shall be construed similarly); (v) a "group of Lenders" includes all the Lenders; (vi) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (vii) a Lender's "participation" in a Loan or Unpaid Sum includes an amount (in the currency of such Loan or Unpaid Sum) representing the fraction or portion (attributable to such Lender by virtue of the provisions of this Agreement) of the total amount of such Loan or Unpaid Sum and the Lender's rights under this Agreement in respect thereof; (viii) a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (ix) "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof); (x) a "regulation" includes any regulation, rule, direction, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

-/0 - 19 - (xi) a provision of law is a reference to that provision as amended or re- enacted from time to time; and (xii) a time of day is a reference to Taipei time. (b) The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement. (c) Section, Clause and Schedule headings are for ease of reference only. (d) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. (e) A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been remedied or waived. (f) Where this Agreement specifies an amount in a given currency (the "specified currency") "or its equivalent", the "equivalent" is a reference to the amount of any other currency which, when converted into the specified currency drawing the Rate of Exchange for the purchase of the specified currency with that other currency at or about 11:00 a.m. on the relevant date, is equal to the relevant amount in the specified currency. 1.3 Currency symbols and definitions "US$", "USD" and "US Dollars" denotes the lawful currency of the US; "NT$", "NTD" and "New Taiwan Dollars" denotes the lawful currency of Taiwan.

- 20 - SECTION 2 THE FACILITIES 2. THE FACILITIES 2.1 The Facilities (a) Facility A1 Subject to the terms of this Agreement, the Lenders make available to the Borrower a revolving loan facility in an aggregate amount equal to the Facility A1 Commitment. (b) Facility A2 Subject to the terms of this Agreement, the Lenders make available to the Borrower a revolving loan facility in an aggregate amount equal to the Facility A2 Commitment. 2.2 Increased Facilities (a) Subject to and in accordance with this Clause 2.2, the Borrower may, at any time and from time to time, notify the Agent in writing that it wishes to increase the Facilities amount under this Agreement (the "Increased Facilities"), provided that the following requirements must be complied with: (i) no Event of Default subsists at that time or will occur as a result of the implementation and utilisation of any Increased Facilities; and (ii) the aggregate amount of the Increased Facilities, when combined with the Total Commitments at the Signing Date, shall not exceed US$ 2 billion-equivalent. (b) The Increased Facilities may be provided by any Lender or any other bank or financial institution that the Agent may select (each a "Proposed Increased Facilities Lender"). For avoidance of doubt, it is acknowledged and agreed that this Clause 2.2 does not give rise to any obligations of the existing Lenders to provide any Increased Facilities as requested by the Borrower. (c) The notice of the Borrower to the Agent for the Increased Facilities shall certify the matters described in paragraph (a)(i) above and specify the amount of the proposed Increased Facilities. Within five (5) Business Days after receipt of such notice, the Agent shall provide it to the existing Lenders as well as the other Proposed Increased Facilities Lender(s) to inform them of such opportunity to participate. Each Proposed Increased Facilities Lender will then have fifteen (15) Business Days upon receipt of the Agent's above notification to decide whether to participate in the Increased Facilities. Any Proposed Increased

-/0 - 21 - Facilities Lender which does not respond to the Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied to provide any Increased Facilities. (d) Each Proposed Increased Facilities Lender will become a party as a "Lender" (the "Increased Facilities Lender") and provide the Increased Facilities subject to and only if an Increased Facilities Letter substantially in the form set out in Schedule 12 (Form of Increased Facilities Letter) has been executed by the Increased Facilities Lender(s), the Agent (for and on behalf of itself and other Lenders), the Borrower and the Guarantor. (e) The provision of the Increased Facilities shall be subject to the decision of each Proposed Increased Facilities Lender at their sole discretion and execution of additional Increased Facilities Letter(s). It is further acknowledged and agreed that as long as the Increased Facilities are in line with the requirements under paragraph (a) above, each of the existing Lenders that does not provide the Increased Facilities shall be deemed agreeing to the Increased Facilities and the Increased Facilities Letter(s) in connection therewith to be entered into in accordance with paragraph (d) above and the Agent is hereby authorised to execute such Increased Facilities Letter(s) for and on its behalf for such purpose, provided that the Agent is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the Increased Facilities. (f) Clause 24.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis as if an Increased Facilities Lender is a New Lender thereunder. (g) The Agent, the MLABs, the Increased Facilities Lenders and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the Increased Facilities Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the provision of the Increased Facilities. (h) An Increased Facilities Lender shall be bound by any consent, waiver, election or decision given or made by the existing Lenders under or pursuant to any Finance Document prior to the coming into effect of the relevant Increased Facilities to such Increased Facilities Lender. (i) Any utilisation of the Facilities following the effectiveness of the Increased Facilities shall be applied first to the Increased Facilities until the aggregate amount of the outstanding Loans provided by each Lender (including each Increased Facilities) is in proportion to its respective Commitment under the Facilities. Thereafter, all further utilisations shall be made pro rata among all

-/0 - 22 - Lenders in accordance with their respective Commitments. (j) For avoidance of doubt, it is hereby acknowledged and agreed that the obligations secured/guaranteed by the Security Documents and the Guaranty Agreement shall include the obligations arising from the Increased Facilities. The Borrower shall and/or shall procure the Guarantor to sign the Increased Facilities Letter(s) and the relevant documents to that effect and/or satisfy the relevant Perfection Requirements (as the case may be) if deemed necessary by the Agent. 2.3 Finance Parties' rights and obligations (a) The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents. (b) The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor. (c) Notwithstanding paragraph (b) above, the Parties hereby agree that for all purposes of the Finance Documents, each of the Finance Parties shall be deemed a creditor jointly and severally with each other with respect to their rights and claims under this Agreement and under each of the other Finance Documents against the Obligors pursuant to Article 283 of the Civil Code of Taiwan and/or simply as a contractual agreement agreed by all Parties hereto and, accordingly, each Finance Party shall, subject to the terms hereof, be entitled to claim for the full amount at any time owing by an Obligor hereunder to all the Finance Parties and each Finance Party shall be entitled to protect and enforce its rights arising out of this Agreement and each of the other Finance Documents with respect to such full amount; provided, however, that, each Finance Party agrees not to claim or enforce such rights unilaterally but shall appoint the Agent to exercise and enforce the Finance Parties' rights arising out of this Agreement and each of the other Finance Documents and share among themselves any risks and benefits in respect of the Facility under this Agreement in proportion to their respective participations or, if no Loan has been made, in proportion to their respective Commitments.

-/0 - 23 - 3. PURPOSE 3.1 Purpose The Borrower shall apply all amounts borrowed under the Facilities solely to fund the Procurement. 3.2 Monitoring No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement. 4. CONDITIONS OF UTILISATION 4.1 Initial conditions precedent (a) The Borrower may not deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied. (b) Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification. 4.2 Further conditions precedent The Lenders will only be obliged to comply with Clause 5.5 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date: (a) no Default is continuing or would result from the proposed Loan or, where a Default is continuing or would result from the proposed Loan, the Majority Lenders have not notified the Borrower in writing that the outstanding loans under the Facilities may not be rolled over; (b) (subject to paragraph (a) above) the Repeating Representations to be made by the Borrower are true in all material respects; and (c) (subject to paragraph (a) above) no Material Adverse Effect exists or is continuing.

- 24 - SECTION 3 UTILISATION 5. UTILISATION 5.1 Delivery of a Utilisation Request The Borrower may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time. 5.2 Completion of a Utilisation Request (a) Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (i) the proposed Utilisation Date is a Business Day within the Availability Period; (ii) the currency and amount of the Utilisation comply with Clause 5.4 (Currency and amount); (iii) the proposed Interest Period complies with Clause 10 (Interest Periods); and (iv) it is signed by the Borrower's Authorised Signatory. (b) At least five (5) Business Days' prior written notice is required for the First Utilisation, and at least three (3) Business Days' prior written notice for each subsequent Utilisation, unless the Agent agrees to a shorter notice period. (c) Each Utilisation shall be for a period of three (3) Months, six (6) Months, or another period within six (6) Months agreed by the Agent, consistent with the Interest Period of that Loan as determined pursuant to Clause 10 (Interest Periods). (d) For Utilisations in US$, the Borrower shall provide proof and evidence in accordance with applicable regulatory requirements. (e) To fund the Procurement: (i) The amount of the proposed Utilisation shall not exceed the lesser of: (A) the invoice amount of the purchase price of the relevant components and/or raw materials, or (B) eighty per cent. (80%) of the amount stated in the Purchase Order. (ii) The Borrower shall provide the Purchase Order(s) dated within ninety (90) days prior to the Utilisation Date, and invoice(s) with an issue date within one hundred (100) days prior to the Utilisation Date.

-/0 - 25 - (iii) The requirements set forth in paragraphs (i) and (ii) above shall also apply to any Rollover Loan. (iv) The proposed Utilisation shall be disbursed either directly by the Agent or indirectly through the TW Payment Accounts to the supplier’s bank account as specified in the relevant supporting documents, due to currency exchange restrictions. (v) If the Utilisation is disbursed first to the TW Payment Accounts, the Borrower shall, within three (3) Business Days after the Utilisation Date (or such other period as agreed by the Agent or required by the Central Bank of the Republic of China (Taiwan)), remit payment of no less than the Utilisation amount from the TW Payment Accounts to the supplier’s bank account. Notwithstanding the above, the Borrower may utilise NTD Loans without converting them into US dollars if and to the extent that it uses existing US dollar balance in the TW Payment Accounts to make the relevant payment to the supplier. 5.3 Proportional Utilisation Any Utilisation shall be made simultaneously from Facility A1 and Facility A2 on a pro rata basis according to the respective Facility A1 Commitment and Facility A2 Commitment. 5.4 Currency and amount (a) The currency specified in a Utilisation Request must be the Base Currency or the Optional Currency, provided that if such currency is not the Base Currency, the Base Currency equivalent of the proposed Commitments shall be calculated at the Rate of Exchange. (b) Subject to the requirement under Clause 5.3 (Proportional Utilisation), the amount of the proposed Loan under the Facilities must be an amount which is not more than the Available Facility and which is a minimum of US$ 20 million- equivalent or, if less, the Available Facility. 5.5 Lenders' participation (a) If the conditions set out in Clause 4 (Conditions of Utilisation) and Clauses 5.1 (Delivery of a Utilisation Request) to 5.4 (Currency and amount) have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office. (b) Subject to paragraph (f) of Clause 2.2 (Increased Facilities), the amount of each Lender's participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making

-/0 - 26 - the Loan. (c) The Agent shall determine the Base Currency Amount of each Loan which is to be made in NT$ and shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan, the amount of its participation in that Loan, in each case by the Specified Time. 5.6 Cancellation of Available Facility The Available Facility which, at that time, are unutilised shall be immediately cancelled at 5:00 p.m. on the last day of the Availability Period. 6. OPTIONAL CURRENCY 6.1 Selection of currency The Borrower shall select the currency of a Loan in a Utilisation Request. 6.2 Unavailability of a currency If before the Specified Time on any Quotation Day: (a) a Lender notifies the Agent that the Optional Currency requested is not readily available to it in the amount required; or (b) a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Agent will give notice to the Borrower to that effect by the Specified Time on that day. In this event, any Lender that gives notice pursuant to this Clause 6.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period.

- 27 - SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 7. REPAYMENT 7.1 Repayment of Loans (a) The Borrower shall repay each Loan on the last day of its Interest Period. (b) All outstanding amounts in respect of the Loans, including principal, interest, fees, and all other sums payable, shall be repaid in full on the Final Repayment Date. (c) Without prejudice to the Borrower's obligation under paragraph (a) of this Clause 7.1 above, if: (i) one or more new Loans are made as Rollover Loans; and (ii) the proportion of each Lender's participation in the new Loans corresponds to its proportionate participation in the maturing Loans, the aggregate amount of the new Loans shall, unless the Borrower notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Loan so that: (i) if the amount of the maturing Loan exceeds the aggregate amount of the new Loans: (A) the Borrower will only be required to make a payment under Clause 28.1 (Payments to the Agent) in an amount equal to that excess; and (B) each Lender's participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender's participation in the maturing Loan (i.e., it shall be treated as that the Borrower has utilised such new Loans and received such payment from the Lenders) and that Lender will not be required to make a payment under Clause 28.1 (Payments to the Agent) in respect of its participation in the new Loans. (ii) if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loans: (A) the Borrower will not be required to make a payment under Clause 28.1 (Payments to the Agent); and (B) each Lender will be required to make a payment under Clause 28.1 (Payments to the Agent) in respect of its participation in the

-/0 - 28 - new Loans only to the extent that its participation in the new Loans exceeds that Lender's participation in the maturing Loan and the remainder of that Lender's participation in the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender's participation in the maturing Loan. 7.2 Extension option (a) If no Default has occurred and is continuing, and the Borrower has complied with its obligations under this Agreement, the Borrower may, at any time on or before the date falling four (4) Months prior to the Original Final Repayment Date, deliver a notice ("Extension Notice") to the Agent to request an one (1) year extension of the final repayment date of the Facilities from the Original Final Repayment Date ("Final Repayment Date After First Extension"). Subject to the same conditions, the Borrower may, at any time on or before the date falling four (4) Months prior to the Final Repayment Date After First Extension, deliver a further Extension Notice to the Agent requesting an additional one (1) year extension from the Final Repayment Date After First Extension ("Final Repayment Date After Second Extension"). (b) Upon receipt by the Agent of the Extension Notice delivered by the Borrower in accordance with the preceding paragraph, the Agent shall promptly inform each Lender accordingly. Each Lender may, at its sole discretion, decide whether to grant such extension in respect of such Lender's Commitment and reply to the Agent of its decision. Upon the Lender's consent, the final repayment date of such Lender's Commitment in the Facilities shall be extended from the Original Final Repayment Date to the relevant Extended Final Repayment Date. If any Lender fails to respond to the extension request on or before the date falling one (1) Month prior to the respective Final Repayment Date, such Lender shall be deemed to have not granted the extension. (c) If any Lender does not consent to the extension ("Non-Consenting Lender"), the Agent shall have the right to replace such Non-Consenting Lender's Commitment by either (i) inviting the existing consenting Lenders to increase their respective Commitments, or (ii) inviting new lenders to participate in the Facilities by committing to the amount of the Non-Consenting Lender's Commitment, so that the aggregate amount of the Facilities remains unchanged from the amount prior to the extension. The Agent shall reasonably coordinate such replacement process on or before the date falling one (1) Month prior to the respective Final Repayment Date. Any Commitments provided by any new lenders pursuant to this paragraph shall be deemed to have been extended by

-/0 - 29 - such new lender and subject to the extension fee as prescribed under paragraph (f) below. (d) Any new lender admitted pursuant to paragraph (c) above shall become a party to this Agreement and be bound by its terms as if it were a "New Lender" being assigned or transferred the Non-Consenting Lender's Commitment. For the avoidance of the doubt, Clause 24 (Changes to the Lenders) shall apply mutatis mutandis to the extent applicable. (e) On or around the date falling one (1) Month prior to the respective Final Repayment Date, the Agent will notify the Borrower on the amount of Commitments being extended (the "Agent's Notice of Extension"). (f) In consideration of the Extended Final Repayment Date granted by the relevant Lender(s), the Borrower shall, within five (5) Business Days after its receipt of the Agent's Notice of Extension, pay an extension fee calculated at zero point one zero per cent. (0.10%) of the extended principal amount to each respective Lender which granted the extension. (g) For avoidance of doubt, it is hereby acknowledged and agreed that the obligations secured/guaranteed by the Security Documents and the Guaranty Agreement shall include the obligations extended pursuant to this Clause 7.2. The Borrower shall and/or shall procure the Guarantor to sign the relevant documents to that effect and/or satisfy the relevant Perfection Requirements (as the case may be) if deemed necessary by the Agent. 7.3 Reborrowing Unless a contrary indication appears in this Agreement, any part of the Facilities which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement. 8. PREPAYMENT AND CANCELLATION 8.1 Illegality If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it is or will become unlawful for any Affiliate of a Lender for that Lender to do so: (a) that Lender shall promptly notify the Agent in writing (together with a written explanation in respect of the relevant change) upon becoming aware of that event; (b) upon the Agent notifying the Borrower, the Available Commitment of that Lender will be immediately cancelled; and

-/0 - 30 - (c) to the extent that the Lender's participation has not been transferred pursuant to paragraph (d) of Clause 8.3 (Right of prepayment and cancellation in relation to a single Lender), the Borrower shall repay that Lender's participation in the Loans on the last day of the Interest Period for each Loan occurring after the Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment shall be immediately cancelled in the amount of the participation repaid. 8.2 Voluntary cancellation The Borrower may, if it gives the Agent not less than twenty (20) Business Days' (or such shorter period as the Majority Lenders may agree) prior written notice, cancel the whole or any part (being a minimum amount equivalent to US$ 100 million and in integral multiples of US$ 50 million) of the Available Facility. Any cancelled amount shall not be reinstated. Any cancellation under this Clause 8.2 shall reduce the Commitments of the Lenders rateably. 8.3 Right of prepayment and cancellation in relation to a single Lender (a) If: (i) any sum payable to any Lender by an Obligor is required to be increased under paragraph (a) of Clause 13.2 (Tax gross-up); or (ii) any Lender claims indemnification from the Borrower under Clause 13.3 (Tax indemnity) or Clause 14.1 (Increased Costs), the Borrower may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the prepayment of that Lender's participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below. (b) On receipt of a notice of cancellation referred to in paragraph (a) above, the Available Commitment of that Lender shall be immediately reduced to zero. (c) On the last day of each Interest Period which ends after the Borrower has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall prepay that Lender's participation in that Loan and that Lender's corresponding Commitment shall be immediately cancelled in the amount of the participations repaid. (d) If:

-/0 - 31 - (i) any of the circumstances set out in paragraph (a) above apply to a Lender; or (ii) the Borrower becomes obliged to pay any amount in accordance with Clause 8.1 (Illegality) to any Lender, the Borrower may, on five (5) Business Days' prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not partially only) of its rights and obligations under the Finance Documents to a Lender or other bank, financial institution, trust, fund or other entity selected by the Borrower which (A) is not a member of the Group and (B) confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 24.12 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents. (e) The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions: (i) the Borrower shall have no right to replace the Agent; (ii) neither the Agent nor any Lender shall have any obligation to find a replacement Lender; (iii) in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and (iv) no Lender shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such replacement Lender. (f) A Lender shall perform the procedures described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Borrower when it is satisfied that it has completed those checks. 8.4 Restrictions (a) Any notice of cancellation or prepayment given by any Party under this Clause

-/0 - 32 - 8 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty. (c) The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitment except at the times and in the manner expressly provided for in this Agreement. (d) No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated. (e) If the Agent receives a notice under this Clause 8 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate. (f) If all or part of any Lender's participation in a Loan is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)) an amount of that Lender's Commitment (equal to the Base Currency Amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. (g) For any cancellation by the Borrower not made pursuant to the procedure specified in Clauses 8.2 (Voluntary cancellation) and 8.3 (Right of prepayment and cancellation in relation to a single Lender), the Borrower shall pay to the Lenders a cancellation fee calculated by zero point one five per cent. (0.15%) of the cancelled Facility. (h) For any prepayment by the Borrower not made pursuant to the procedure specified in Clause 8.3 (Right of prepayment and cancellation in relation to a single Lender), the Borrower shall pay to the Lenders a prepayment fee calculated by zero point one five per cent. (0.15%) of the prepaid amount.

- 33 - SECTION 5 COSTS OF UTILISATION 9. INTEREST 9.1 Calculation of interest The rate of interest on a Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable: (a) Margin; and (b) Benchmark Rate, provided that, in relation to any NTD Loan, if the rate of interest calculated in accordance with the above is less than one point seven per cent. (1.7%) per annum, the rate of interest shall be one point seven per cent. (1.7%) per annum. In addition, any rate of interest calculated in accordance with this Clause 9.1 has more than four decimal places, such rate of interest shall be rounded off to four decimal places. 9.2 Payment of interest The Borrower shall pay accrued interest on each Loan on each Interest Payment Date. 9.3 Default interest (a) If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date to the date of actual payment (both before and after judgment) at a rate which is, subject to paragraph (b) below, two per cent. (2%) per annum higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 9.3 shall be immediately payable by the Borrower on demand by the Agent. (b) If any Unpaid Sum consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan: (i) the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and (ii) the rate of interest applying to the Unpaid Sum during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if the Unpaid Sum had not become due. (c) If any interest or default interest remains unpaid for more than one year and

-/0 - 34 - following a written notice to the Borrower, remains unpaid, then such interest and/or default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable. 9.4 Notification of rates of interest (a) The Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement. (b) The Agent shall promptly notify the Borrower of each Funding Rate relating to a Loan. 9.5 GBRT and Stamp Tax on Interest (a) GBRT and Stamp Tax payable with respect to any payment of interest under this Agreement shall be borne and paid by the Borrower together with such payment of interest. (b) For the purpose of this sub-clause, "GBRT" means gross business receipts tax, a form of business tax imposed pursuant to the Value-added and Non-value- added Business Tax Act (including all impositions thereunder whether or not in fact payable to a Governmental Agency or may or is required to be applied to other lawful purposes by the person required to collect the Tax, such as the creation of loan loss reserves) and any like Taxes payable in Taiwan that shall replace GBRT. (c) For the purpose of this sub-clause, "Stamp Tax" means stamp tax imposed pursuant to the Stamp Tax Law. 10. INTEREST PERIODS (a) The Borrower may select an Interest Period for a Loan in the Utilisation Request for that Loan. (b) Subject to this Clause 10, the Borrower may select an Interest Period of three (3) Months, six (6) Months, or another period within six (6) Months agreed by the Agent. (c) An Interest Period for a Loan shall not extend beyond the Final Repayment Date applicable to its Facility. (d) Each Interest Period shall start on the Utilisation Date relating to such Loan. (e) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

-/0 - 35 - (f) If any Interest Period commences on a day for which there is no corresponding day in the calendar month in which such Interest Period is to end ("Ending Month"), such Interest Period shall (subject to paragraphs (c) and (e) of this Clause), instead end on the last Business Day of the Ending Month. 11. CHANGES TO THE CALCULATION OF INTEREST 11.1 Market Disruption Event and Unavailability of Benchmark Rate (a) If a Market Disruption Event (as defined below) or an Unavailability of Benchmark Rate (as defined below) occurs in relation to a Loan for any Interest Period, the rate of interest on each Lender's participation in that Loan for that Interest Period shall be determined in such manner as set out in Clause 11.2 (Cost of funds). (b) In this Agreement "Market Disruption Event" means at or prior to 5:00 p.m. on the Business Day immediately following the Quotation Day for the relevant Interest Period, the Agent receives notifications from a Lender or Lenders (whose participations in the relevant Loan exceed fifty per cent. (50%) of that Loan) that the cost to it of obtaining matching deposits from whatever source it may reasonably select would be in excess of the applicable Benchmark Rate. (c) In this Agreement "Unavailability of Benchmark Rate" means that at or about 11:00 a.m. on the Quotation Day for the relevant Interest Period the applicable Benchmark Rate is not available to determine the applicable interest rate for the Interest Period. (d) If a Market Disruption Event or an Unavailability of Benchmark Rate shall occur, the Agent shall promptly notify the Lenders and the Borrower thereof. 11.2 Cost of funds (a) If a Market Disruption Event occurs, the rate of interest on each Lender's participation in that Loan for that Interest Period shall be determined based on the weighted average of the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select (which expresses as a percentage rate per annum) notified to the Agent by each Lender as soon as practicable and in any event within ten (10) Business Days of the first day of that Interest Period (or, if earlier, on the date falling ten (10) Business Days before the date on which interest is due to be paid in respect of that Interest Period). (b) If an Unavailability of Benchmark Rate occurs, the Agent (on behalf of all Lenders) and the Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining

-/0 - 36 - the rate of interest. Any alternative basis determined pursuant to this paragraph (b) shall be binding on all Parties provided that such alternative basis shall apply only for such relevant Interest Period. (c) If this Clause 11.2 applies the Agent shall, as soon as is practicable, notify the Borrower. (d) If paragraph (a) of this Clause 11.2 applies but any Lender does not supply its cost of funds by the time specified in paragraph (a) above the rate of interest shall be calculated on the basis of the cost of funds of the remaining Lenders. 11.3 Break Costs (a) The Borrower shall, within three (3) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum. (b) Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue. 12. FEES 12.1 Commitment fee (a) If, from the First Utilisation Date to the last day of the Availability Period, the daily average utilisation amount of the Facilities is less than fifty per cent. (50%) of the Total Commitments, the Borrower shall pay to the Agent, for the pro-rata account of the relevant Lenders, a commitment fee computed and accruing on a daily basis at the rate of zero point one five per cent. (0.15%) per annum on the unutilised and uncancelled amount of each Lender's Commitment at 5 p.m. on each day of the Availability Period (or, if any such day shall not be a Business Day, at 5 p.m. on the immediately preceding Business Day). (b) The accrued commitment fee is payable quarterly on the fifth (5th) Business Day after the end of each three (3) Month period commencing from the First Utilisation Date and continuing throughout the Availability Period, and/or (if earlier) on the fifth (5th) Business Day after the last day of the Availability Period (as the case may be). For determination of the amount of the commitment fees to be paid on the relevant payment date, the Agent shall, on the last day of each three (3) Month period commencing from the First Utilisation Date and continuing throughout the Availability Period, and/or (if earlier) on the last day of the Availability Period (as the case may be), notify the Borrower of the amount of the commitment fee accrued as of that measurement period.

-/0 - 37 - 12.2 Upfront fee The Borrower shall pay (or procure to be paid) the upfront arrangement fee in the amount and at the time agreed in the Fee Letter. 12.3 Agency fee The Borrower shall pay to the Agent an agency fee in the amount and at the time agreed in the Fee Letter.

- 38 - SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 13. TAX GROSS-UP AND INDEMNITIES 13.1 Tax definitions (a) In this Clause 13: "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax. "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction. "Tax Payment" means an increased payment made by an Obligor to a Finance Party under Clause 13.2 (Tax gross-up) or a payment under Clause 13.3 (Tax indemnity). (b) Unless a contrary indication appears, in this Clause 13 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination. 13.2 Tax gross-up (a) All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made. (b) The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Borrower and that Obligor. (c) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (d) Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax

-/0 - 39 - Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. 13.3 Tax indemnity (a) Without prejudice to Clause 13.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Borrower shall, within three (3) Business Days of demand of the Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 13.3 shall not apply to: (i) any Tax imposed on and calculated by reference to the net income actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which such Finance Party is incorporated; (ii) any Tax imposed on and calculated by reference to the net income of the Facility Office of such Finance Party actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located; or (iii) a FATCA Deduction required to be made by a Party. (b) A Finance Party intending to make a claim under paragraph (a) above shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Borrower thereof. (c) A Finance Party shall, on receiving a payment from an Obligor under this Clause 13.3, notify the Agent. 13.4 Tax credit If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

-/0 - 40 - (a) a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (b) that Finance Party has obtained and drawn that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor. 13.5 Stamp taxes and registration fees Subject to the limitation set out in paragraph (a) of Clause 13.6 (Indirect tax), the Borrower shall: (a) pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document; and (b) within three (3) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to any stamp duty, registration or other similar Tax paid or payable in respect of any Finance Document. 13.6 Indirect tax (a) All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax. (b) Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit or repayment in respect of the Indirect Tax. 13.7 FATCA information (a) Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party: (i) confirm to that other Party whether it is: (A) a FATCA Exempt Party; or

-/0 - 41 - (B) not a FATCA Exempt Party; (ii) supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and (iii) supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime. (b) If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly. (c) Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (i) any law or regulation; (ii) any fiduciary duty; or (iii) any duty of confidentiality. (d) If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information. (e) If the Borrower is a US Tax Obligor or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within ten (10) Business Days of: (i) where the Borrower is a US Tax Obligor and the relevant Lender is an Original Lender, the Signing Date; (ii) where the Borrower is a US Tax Obligor on a date on which any other Lender becomes a Party as a Lender, that date; or (iii) where the Borrower is not a US Tax Obligor, the date of a request from the Agent,

-/0 - 42 - supply to the Agent: (A) a withholding certificate on Form W-8, Form W-9 or any other relevant form; or (B) any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation. (f) The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the Borrower. (g) If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Borrower. (h) The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above. 13.8 FATCA Deduction (a) Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (b) Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Agent and the Agent shall notify the other Finance Parties. 14. INCREASED COSTS 14.1 Increased Costs

-/0 - 43 - (a) Subject to Clause 14.3 (Exceptions) the Borrower shall, within three (3) Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation, (ii) compliance with any law or regulation made after the Signing Date or (iii) the implementation or application of, or compliance with, the US Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith. The terms "law" and "regulation" in this paragraph (a) shall include any law or regulation concerning capital adequacy, prudential limits, liquidity, reserve assets or Tax. (b) In this Agreement, "Increased Costs" means: (i) a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital (including as a result of any reduction in the rate of return on capital brought about by more capital being required to be allocated by such Finance Party); (ii) an additional or increased cost; or (iii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to the undertaking, funding or performance by such Finance Party of any of its obligations under any Finance Document or any participation of such Finance Party in any Loan or Unpaid Sum. 14.2 Increased Cost claims (a) A Finance Party (other than the Agent) intending to make a claim pursuant to Clause 14.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Borrower. (b) Each Finance Party (other than the Agent) shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs. 14.3 Exceptions Clause 14.1 (Increased Costs) does not apply to the extent any Increased Cost is: (a) attributable to a Tax Deduction required by law to be made by an Obligor; (b) attributable to a FATCA Deduction required to be made by a Party; (c) compensated for by Clause 13.3 (Tax indemnity) (or would have been

-/0 - 44 - compensated for under Clause 13.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (a) of Clause 13.3 (Tax indemnity) applied); or (d) attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation. 15. MITIGATION BY THE LENDERS 15.1 Mitigation (a) Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 13 (Tax Gross-up and Indemnities) or Clause 14 (Increased Costs), including: (i) providing such information as the Borrower may reasonably request in order to permit the Borrower to determine its entitlement to claim any exemption or other relief (whether pursuant to a double taxation treaty or otherwise) from any obligation to make a Tax Deduction; and (ii) in relation to any circumstances which arise following the Signing Date, transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office. (b) Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents. 15.2 Limitation of liability (a) The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation). (b) A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it. 15.3 Conduct of business by the Finance Parties No provision of this Agreement will: (a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit; (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim;

-/0 - 45 - (c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax; or (d) oblige any Finance Party to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any applicable anti-money laundering, counter-terrorism financing, economic or trade sanctions law or regulation. 16. OTHER INDEMNITIES 16.1 Currency indemnity (a) If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of: (i) making or filing a claim or proof against that Obligor; or (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the Borrower shall ensure that the Obligor shall as an independent obligation, within three (3) Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the Rate of Exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum. (b) the Borrower shall procure each Obligor to waive any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable. 16.2 Other indemnities The Borrower shall, within three (3) Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of: (a) the occurrence of any Event of Default; (b) any information produced or approved by any Obligor being or being alleged to be misleading and/or deceptive in any respect; (c) any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Obligor or with respect to the transactions contemplated or financed under this Agreement; (d) a failure by an Obligor to pay any amount due under a Finance Document on its

-/0 - 46 - due date or in the relevant currency, including any cost, loss or liability arising as a result of Clause 27 (Sharing among the Finance Parties); (e) funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); (f) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower; (g) any action taken or refusal to act by a Lender in relation to the Facilities because of a court order; or (h) any transaction to which the Facilities relate being tainted by fraud or alleged fraud by the Borrower. 16.3 Indemnity to the Agent The Borrower shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of: (a) investigating any event which it reasonably believes is a Default; (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; (c) instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; (d) the taking, holding, protection or enforcement of the Security Documents; (e) the exercise of any of the rights, powers, discretions and remedies vested in the Agent by the Finance Documents or by law; (f) the exercise of any of its rights or obligations relating to any Security or the performance of the terms of the Finance Documents (otherwise than as a result of the gross negligence or wilful misconduct of the Agent); (g) any failure by the Borrower to comply with obligations under Clause 17 (Costs and Expenses); or (h) any default by the Borrower in the performance of any of the obligations expressed to be assumed by it in the Finance Documents. 17. COSTS AND EXPENSES 17.1 Transaction expenses The Borrower shall, within three (3) Business Days of demand, pay the Administrative

-/0 - 47 - Parties the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication and perfection of: (a) this Agreement, each other Finance Document and any other documents referred to in this Agreement; and (b) any other Finance Documents executed after the Signing Date. 17.2 Amendment costs If: (a) an Obligor requests an amendment, waiver or consent; or (b) an amendment is required pursuant to Clause 28.9 (Change of currency), the Borrower shall, within three (3) Business Days of demand, (i) reimburse the Agent for the amount of all costs and expenses (including stamp tax (if applicable) and legal fees) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement; and (ii) pay an amendment or waiver fee of US$ 5,000 to the Agent and to each Lender for each such amendment or waiver, except where the amendment is made solely to comply with any Governmental Agency's requirement. 17.3 Enforcement costs The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document and any proceedings instituted by or against that Finance Party as a consequence of it entering into a Finance Document, taking or holding the Finance Documents, and enforcing those rights.

- 48 - SECTION 7 GUARANTEE 18. GUARANTEE The Borrower shall ensure that the Guarantor duly enter into the Guaranty Agreement prior to the First Utilisation Date.

- 49 - SECTION 8 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 19. REPRESENTATIONS The Borrower makes the representations and warranties set out in this Clause 19 (to the extent applicable) to each Finance Party on the Signing Date. 19.1 Status (a) Each Obligor is duly organised and validly existing under the law of its jurisdiction of incorporation. (b) The Guarantor is in good standing under the laws of its state of organisation and in each other jurisdiction in which the failure so to qualify or be in good standing is reasonably like to result in a Material Adverse Effect. (c) Each Obligor and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted, respectively. 19.2 Binding obligations (a) The obligations expressed to be assumed by each Obligor in each Finance Document are, subject to any general principles of law limiting the Obligor's obligations which are specifically referred to in any legal opinion delivered in accordance with Clause 4 (Conditions of Utilisation), legal, valid, binding and enforceable obligations. (b) Without limiting the generality of paragraph (a) above, each Security Document to which an Obligor is a party creates the security interests which that Security Document purports to create and those security interests are valid and effective. 19.3 Non-conflict with other obligations The entry into and performance by an Obligor of, and the transactions contemplated by, the Finance Documents do not and will not conflict with: (a) any law or regulation applicable to the Obligor; (b) the Obligor's or any of its Subsidiaries' constitutional documents, internal rules, or resolutions of its board of directors, board of commissioners or other equivalent governing body (as applicable) or shareholder's meeting; or (c) any agreement or instrument binding upon the Obligor or any of the Obligor's Subsidiaries or assets of the Obligor or (where the Obligor is a corporation) its Subsidiaries. 19.4 Power and authority Each Obligor has the power to enter into, perform and deliver, and has taken all

-/0 - 50 - necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents and to create the Security expressed to be created by the Security Documents to which it is a party. 19.5 Compliance with laws Each Obligor is and has been in compliance with all of the requirements provided under the prevailing laws and regulations of its jurisdiction of incorporation. 19.6 Governing law and enforcement (a) The choice of Taiwanese law as the governing law of this Agreement will be recognized and enforced in the jurisdiction of incorporation of each Obligor. (b) The choice of the governing law specified in any relevant Finance Document will be recognized and enforced in the jurisdiction of each Obligor. (c) Any judgment obtained in Taiwan in relation to this Agreement will be recognized and enforced in the jurisdiction of each Obligor. (d) Any judgment obtained in Taiwan in relation to any relevant Finance Document will be recognized and enforced in the jurisdiction of each Obligor. 19.7 Validity and admissibility in evidence All Authorisations required or desirable: (a) to enable each Obligor lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; (b) to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and (c) for each Obligor and its Subsidiaries to carry on its business, and which are material, have been obtained or effected and are in full force and effect. 19.8 No deduction of Tax Each Obligor is not required under the law applicable where it is incorporated or resident or at the address specified in this Agreement to make any Tax Deduction from any payment it may make under any Finance Document. 19.9 No filing or stamp taxes Under the law of each Obligor's jurisdiction of incorporation, it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority or that any stamp, registration or similar tax be paid on or in relation to the Finance

-/0 - 51 - Documents or the transactions contemplated by the Finance Documents, except that the pledge over accounts receivable under the Security Agreement, and the mortgage under the Real Estate Mortgage Agreement will require filing, registration and/or recordation with the competent authority and any stamp, registration, notarial or similar Taxes or fee payable as part of the Perfection Requirements, in each case as stipulated in the Security Agreement and the Real Estate Mortgage Agreement. 19.10 No default (a) No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation or the entry into, performance of, or any transaction contemplated by, any Finance Documents. (b) No other event or circumstance is outstanding which constitutes a default or termination event (however described) under any other agreement or instrument which is binding on an Obligor or any of the Obligor's Subsidiaries or to which the Obligor's or any of the Obligor's Subsidiaries' assets are subject which might have a Material Adverse Effect. 19.11 No misleading information (a) Any factual information contained in, supplied by, provided by, or made available by any of the Obligors and/or their respective Representatives to the Agent for the purposes of any Facility and/or in connection with any Finance Documents was true, complete, and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated. (b) Any financial projections in respect of the Group made available by any of the Obligors and/or their respective Representatives to the Agent have been prepared on the basis of recent historical information and on the basis of reasonable assumptions and was fair (as at the date of the relevant report, certificate or other document containing the projection) and arrived at after careful consideration. (c) Nothing has occurred or been omitted and no information has been given or withheld that results in the documents and information made available by any of the Obligors and/or their respective Representatives to the Agent for the purposes of any Facility being untrue or misleading in any material respect. (d) All information supplied by the Borrower and/or its Representatives to the Agent for the purposes of any Facility was true, complete and accurate in all material respects as at the date it was given and was not misleading in any respect. 19.12 Financial statements

-/0 - 52 - (a) The financial statements most recently supplied to the Agent were prepared in accordance with GAAP consistently applied save to the extent expressly disclosed in such financial statements. (b) The financial statements most recently supplied to the Agent give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition and operations for the period to which they relate, save to the extent expressly disclosed in such financial statements. (c) There has been no material adverse change in the relevant Obligor's business or financial condition since the date of the financial statements most recently supplied to the Agent. 19.13 Pari passu ranking (a) The payment obligations of the Obligors under the Finance Documents rank at least pari passu with the claims of all of the Obligors' other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. (b) The Security created or evidenced or expressed to be created or evidenced under the Security Documents, as applicable, has or will have the ranking in priority which it is expressed to have in the Security Documents and it is not subject to any prior ranking or pari passu ranking Security that is not expressly disclosed in the relevant Security Document. 19.14 No proceedings (a) No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of the Obligors' knowledge and belief) been started or threatened against any Obligor. (b) No judgment or order of a court, arbitral body or agency which might reasonably be expected to have a Material Adverse Effect has (to the best of the Obligors' knowledge and belief) been made against any Obligor. 19.15 Authorised signatures Any person specified as its authorised signatory under Schedule 2 (Conditions Precedent), Clause 20.2 (Information: miscellaneous), Utilisation Requests (in the case of the Borrower only), and other notices is authorised to sign on its behalf. 19.16 Sanctions (a) Neither the Obligors nor to the best of the Obligors' knowledge and belief, any of their respective directors, officers or employees or any other persons acting

-/0 - 53 - on any of the Obligors' behalf: (i) is a Restricted Party; or (ii) has received notice of or is aware of any claim, action, suit, proceeding or investigation against the relevant person with respect to Sanctions by any Sanctioning Authority. (b) Neither the Obligors nor any of their respective directors, officers, agents or employees, is, or has been engaged in any transaction, activity or conduct that would result in it being: (i) in breach of Sanctions; or (ii) a Restricted Party. (c) Each Obligor has implemented and maintained policies and procedures designed to ensure compliance by that Party with Sanctions. (d) Each Obligor is, to the best of its actual knowledge, having made due and careful enquiry, not the subject of any claim, proceeding, formal notice or formal investigation by any enforcement authority concerning any actual or alleged breach of Sanctions. 19.17 No breach of law Each of the Obligors and any Group Member is, in all material aspects, in compliance with all applicable law and regulation (including any applicable Environmental Law, human rights, occupational, health and safety laws). 19.18 No application of FATCA (a) The Borrower is not resident for tax purposes in the US. (b) Payments made by the Borrower under the Finance Documents are not derived from sources within the US for the US federal income tax purposes. 19.19 Anti-Corruption Laws and Anti-Money Laundering and Anti-Terrorism Financing Laws (a) Each Obligor has: (i) conducted its business in all material respects in compliance with the Anti-Bribery and Corruption Laws; and (ii) conducted its business in all material respects in compliance with the Anti-Money Laundering and Anti-Terrorism Financing Laws. (b) Neither the Obligors, nor to the Obligors' best knowledge and belief any of the Obligors' Representatives, is aware of or has taken any action, directly or

-/0 - 54 - indirectly, that would result in a violation by such persons of: (i) any Anti-Bribery and Corruption Laws in all material respects; and (ii) any Anti-Money Laundering and Anti-Terrorism Financing Laws in any material respect. (c) No action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator involving it, or, to the Obligors' best knowledge and belief, any of the Obligors' Representatives, in each case, with respect to any Anti-Bribery and Corruption Laws and Anti-Money Laundering and Anti-Terrorism Financing Laws is pending or, to the Obligors' best knowledge and belief, threatened which are reasonably likely to be adversely determined. 19.20 Good title to assets Each Obligor has a good, valid and marketable title to, or valid leases or licenses of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted. 19.21 Legal and beneficial ownership Each Obligor is or will be the sole and legal beneficial owner of the respective assets over which it purports to grant Security. 19.22 Environmental Laws and Environmental Claims (a) Each Obligor and any Group Member is in compliance with Clause 21.11 (Environmental compliance) and to the best of its knowledge, no circumstances have occurred which would prevent such compliance in a manner or to an extent that has, or is reasonably likely to have, a Material Adverse Effect. (c) No Environmental Claim has been initiated against any Obligor or any Group Member, nor, to the best of the knowledge of the Obligor or any Group Member, is any such claim threatened, where the claim has resulted in, or is reasonably likely to result in, a Material Adverse Effect if determined against that Obligor or any Group Member. 19.23 Group structure chart As of the Signing Date, the Group Structure Chart is true, complete and accurate in all respects. 19.24 Shares All shares of the Obligors have been duly authorised, validly issued, fully paid, and , in respect of the shares of the Borrower only, free from any liens, charges, encumbrances,

-/0 - 55 - or other security interests. 19.25 Intellectual Property Each Obligor: (a) is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted; (a) does not, in carrying on its businesses, infringe any Intellectual Property of any third party; and (b) has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property owned by it, where (in the case of paragraph (a)) the lack of such ownership or licence, (in the case of paragraph (b)) such infringement or (in the case of paragraph (c)) lack of such actions would, in each case, reasonably be expected to have a Material Adverse Effect. 19.26 Solvency No: (a) corporate action, legal proceeding or other procedure or step described in Clause 23.6 (Insolvency Proceedings); or (b) creditors' process described in Clause 23.7 (Creditors' Process), has been taken or threatened in relation to any Obligor, and none of the circumstances described in Clause 23.5 (Insolvency) applies to any Obligor. 19.27 Taxation (a) All Tax returns required to have filed by each Obligor or on its behalf under any applicable laws have been filed when due and contain the information required by applicable laws to be contained in them. (b) Each Obligor has paid when due (or within any applicable grace period) all Taxes payable by it under applicable laws except to the extent that it is contesting such payment in good faith and by appropriate means. (c) With respect to Taxes which have not fallen due or which an Obligor is contesting, it is maintaining reserves adequate for their payment and in accordance, where applicable, with the GAAP. 19.28 No immunity Each Obligor is generally subject to civil and commercial law and to legal proceedings

-/0 - 56 - and neither of it nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process. 19.29 Intercompany loans and guarantees As of the Signing Date, there are no intercompany loans, advances, or guarantees outstanding between any of the Obligors and other Group Members, except as previously disclosed to the Lenders in writing prior to the Signing Date. 19.30 US Regulations (a) No Obligor nor any of its Subsidiaries is or is required to be registered as an "investment company" under the US Investment Company Act of 1940. (b) No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the US (the "FRB")) as in effect from time to time. Neither the making of any Loan nor the use of any Utilisation proceeds will violate or be inconsistent with the provisions of US Regulation U of the FRB as in effect from time to time. (c) No Obligor has underlying assets which constitute "plan assets" within the meaning of the Plan Asset Rules, and no Obligor nor any ERISA Affiliate has within the last six (6) years sponsored, maintained, contributed to, or been required to contribute to and does not have any liability with respect to any Plan. (d) Each Obligor shall ensure that (i) its affairs are conducted so that its underlying assets do not constitute "plan assets" within the meaning of the Plan Asset Rules, and (ii) neither it nor any ERISA Affiliate sponsors, maintains, contributes to or is required to contribute to or has any liability with respect to any Plan. 19.31 Repetition The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on the date of each Utilisation Request and the first day of each Interest Period. 20. INFORMATION UNDERTAKINGS The undertakings in this Clause 20 remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 20.1 Financial statements The Borrower shall supply to the Agent in sufficient copies for all the Lenders: (a) as soon as the same become available, but in any event within ninety (90) days

-/0 - 57 - after the end of a financial year, the Guarantor's audited consolidated and/or unconsolidated (as applicable) financial statements for that financial year; (b) as soon as the same become available, but in any event within one hundred twenty (120) days after the end of each of its financial years, Borrower's audited consolidated and/or unconsolidated (as applicable) financial statements for that financial year; and (c) as soon as the same become available, but in any event within forty-five (45) days of the end of its first three (3) financial quarters, the Guarantor's unaudited consolidated financial statements for such three (3) financial quarters. 20.2 Information: miscellaneous The Borrower shall supply to the Agent (in sufficient copies for all the Finance Parties, if the Agent so requests): (a) all documents dispatched by each Obligor to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched; (b) promptly upon becoming aware of them, the details of any material litigation, arbitration or administrative proceedings which are current, threatened or pending against the Borrower, and which might, if adversely determined, have a Material Adverse Effect; (c) promptly upon becoming aware of them, the details of any material judgment or order of a court, arbitral body or agency which is made against the Borrower, and which might have a Material Adverse Effect; (d) promptly, such further information regarding the financial condition, business and operations of the Borrower as any Finance Party (through the Agent) may reasonably request; (e) promptly, notice of any change in Authorised Signatories of any Obligor signed by such Obligor accompanied by specimen signatures of any new Authorised Signatories; and (f) promptly upon becoming aware of them, written notice if it is or becomes related or connected in any way to any Lender Group as defined under the Banking (Exposure Limits) Rules (Cap. 155S). In the absence of such notice, each Lender may assume that the Borrower is not related or connected to the Lender Group. 20.3 Notification of default (a) The Borrower shall ensure that each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming

-/0 - 58 - aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor). (b) Promptly upon a request by the Agent, the Borrower shall supply to the Agent a certificate signed by the Borrower or an Authorised Signatory on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it). 20.4 Direct electronic delivery by Borrower The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to a Lender by delivering that information directly to that Lender in accordance with Clause 30.5 (Electronic communication) to the extent that Lender and the Agent agree to this method of delivery. 20.5 "Know your customer" checks (a) The Borrower shall ensure that each Obligor shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender (including for any Lender on behalf of any prospective new Lender)) in order for the Agent, such Lender or any prospective new Lender to conduct all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct or other similar procedures under applicable laws and regulations. (b) Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to conduct all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct or other similar procedures under applicable laws and regulations. (c) The Borrower shall ensure that the Obligors irrevocably authorise the Finance Parties to collect and process any necessary information to comply with "know your customer" or other similar procedures (including, but not limited to, collecting, processing, transmitting internationally and exchanging credit information through the Joint Credit Information Centre of Taiwan) under applicable laws and regulations. 20.6 Banking (Exposure Limits) Rules The Borrower acknowledges that the Banking (Exposure Limits) Rules (Cap. 155S) and regulations in respect thereof in Hong Kong have imposed on certain Lenders certain limitations on advances to persons related or connected to the Lender Group. By entering into this Agreement, the Borrower agrees that:

-/0 - 59 - (a) it shall, to the best of its knowledge, advise the Agent in writing if it is in any way related or connected to any Lender Group; and (b) if it becomes aware that it is so related or connected at any time after the date of this Agreement, that it shall immediately advise the Agent in writing, and, in each case, in the absence of such advice, each Lender will assume that the Borrower is not so related or connected. The Borrower may refer to Schedule 13 (Banking (Exposure Limits) Rules) for an explanation of when it may be considered related or connected to a Lender Group for the purposes hereof. 21. GENERAL UNDERTAKINGS The undertakings in this Clause 21 remain in force from the Signing Date for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 21.1 Authorisations The Borrower shall ensure that each Obligor shall promptly: (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and (b) supply certified copies to the Agent of, any Authorisation required to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document. 21.2 Compliance with laws (a) The Borrower shall ensure that each Obligor shall from time to time comply in all respects with all laws to which it may be subject in relation to the entry and implementation of this Agreement where applicable, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents. (b) Without prejudice to the generality of paragraph (a) above, the Borrower shall ensure that the Obligor shall comply with all laws and regulations in Taiwan in relation to the entry into and performance of the Finance Documents to which it may be subject, if failure so to comply would have a Material Adverse Effect, including, providing any information or reports on each of the Finance Documents that is required by any competent Governmental Agency, in each case, in the manner and for so long as the Obligor is required to file such information or reports under applicable law.

-/0 - 60 - (c) In the event of any amendment to the terms of any Finance Documents, the Borrower shall ensure that the Obligor shall: (i) take such action as necessary, and within the relevant time period required, under applicable laws to obtain all necessary Authorisations from, and make all necessary filings and registrations (including any amendment to, renewal or update thereof) with, the competent Governmental Agencies; and (ii) promptly upon receipt of the same, deliver to the Agent evidence that such Authorisations, filings and/or registrations (including any amendment to, renewal or update thereof) have been obtained and/or completed, in form and substance satisfactory to the Agent. 21.3 Intellectual Property The Borrower shall: (a) take all reasonable action to obtain, safeguard, maintain in full force and effect and preserve its ability to enforce all Intellectual Property necessary for the conduct of its business as conducted from time to time, and not discontinue the use of any such Intellectual Property, including: (i) paying all applicable renewal fees, licence fees and other outgoings; and (ii) performing and complying with all material laws and material obligations to which it is subject as registered proprietor, beneficial owner, user, licensor or licensee of any such necessary Intellectual Property. (b) promptly notify the Agent of any material infringement or threatened or suspected material infringement of or any challenge to the validity of any such necessary Intellectual Property owned by or licensed to it which may come to its notice, supply the Agent (if requested) with all information in its possession relating thereto; (c) take all necessary steps (including the institution of legal proceedings) to prevent third parties infringing any such necessary Intellectual Property; and (d) take all necessary steps (including legal proceedings) to enforce the confidentiality of and prevent any improper use of any trade secret which is Intellectual Property. 21.4 Maintenance of status The Borrower shall: (a) do all such things as are necessary to maintain its corporate existence under the laws of its jurisdiction of incorporation; and (b) ensure that it has the right and is duly qualified to conduct its business as it is

-/0 - 61 - conducted in all applicable jurisdictions. 21.5 Preservation of assets The Borrower shall maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary for the conduct of its business. 21.6 Pari passu ranking The Borrower shall ensure that each Obligor's payment obligations under the Finance Documents rank and continue to rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 21.7 Negative Pledge In this Clause 21.7, "Quasi-Security" means an arrangement or transaction described in paragraph (a) below. (a) Subject to paragraph (b) below, the Borrower shall ensure that no Obligor shall: (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any of their Affiliates; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (iii) enter into or permit to subsist any title retention arrangement; (iv) enter into or permit to subsist any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; (v) enter into or permit to subsist any other preferential arrangement having a similar effect; (vi) create, grant, or permit to subsist any Security over any of its major assets, except for: (A) factoring financing non-recourse to the Guarantor; (B) security interest in favour of the senior secured revolving credit facility arranged by JPMORGAN CHASE BANK, N.A. on December 29, 2025 and extended to the Guarantor up to US$ 2 billion, provided that such security interest shall be disclosed to the Agent in writing (with sufficient details acceptable to the Agent) before the Signing Date; or (C) other exceptions as may be determined in the Finance

-/0 - 62 - Documents, (vii) create, grant, or permit to subsist any Security over any of the Borrower's shares, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (b) Paragraph (a) above does not apply to: (i) any Security or Quasi-Security existing before the Signing Date and fully disclosed to the Agent in writing prior to the Signing Date and to the extent the principal amount secured thereby remain unchanged; (ii) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances; (iii) any payment or close-out netting or set-off arrangement pursuant to any hedging transaction entered into by a member of the Group for the purpose of: (A) hedging any risk to which any member of the Group is exposed in its ordinary course of trading; or (B) its interest rate or currency management operations which are carried out in the ordinary course of business and for non- speculative purposes only, excluding, in each case, any Security or Quasi-Security under a credit support arrangement in relation to a hedging transaction; (iv) any lien arising by operation of law and in the ordinary course of trading provided that the debt which is secured thereby is paid when due or contested in good faith by appropriate proceedings and properly provisioned; (v) any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the Signing Date if: (A) the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group; (B) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Group; and

-/0 - 63 - (C) the Security or Quasi-Security is removed or discharged within one (1) Month of the date of acquisition of such asset; (vi) any Security or Quasi-Security over or affecting any asset of any person which becomes a member of the Group after the Signing Date, where the Security or Quasi-Security is created prior to the date on which that person becomes a member of the Group, if: (A) the Security or Quasi-Security was not created in contemplation of the acquisition of that person; (B) the principal amount secured has not been increased in contemplation of or since the acquisition of that person; and (C) the Security or Quasi-Security is removed or discharged within one (1) Month of that person becoming a member of the Group; (vii) any Security or Quasi-Security created pursuant to any Finance Document; (viii) any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Group; (ix) any Security or Quasi-Security created with the prior written consent of the Majority Lenders; or (x) any lien granted from time to time to the purchasers pursuant to the receivables purchase agreement dated as of July 16, 2025 between, among others, MUFG BANK, LTD. as agent and the Guarantor as the seller (the "2025 RPA"). 21.8 Disposals (a) Subject to paragraph (b), the Borrower shall ensure that no Obligor will enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer, entrust or otherwise dispose of any asset. (b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal: (i) made in the ordinary course of trading of the disposing entity; (ii) of assets made with the prior written consent of the Majority Lenders;

-/0 - 64 - (iii) of assets permitted under the Finance Documents; (iv) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal by the Obligor, other than any permitted under paragraphs (i) to (iii) above) does not exceed five per cent. (5%) of the Consolidated Net Worth in any financial year; or (v) of any receivables owed to any Obligor in connection with a receivable financing arrangement disclosed to the Agent in writing, with sufficient details acceptable to the Agent, before the Signing Date, including the 2025 RPA. 21.9 Merger The Borrower shall ensure that no Obligor, without the prior written consent of the Majority Lenders, enters into any amalgamation, demerger, merger or corporate reconstruction unless such Obligor becomes the surviving company after the merger and such merger does not have a Material Adverse Effect. 21.10 Change of business The Borrower shall ensure that no Obligor, without the prior written consent of the Majority Lenders, makes any substantial change to the general nature of their business that carried on at the Signing Date. 21.11 Environmental compliance The Borrower and each Group Member shall comply in all material respects with all Environmental Law, obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under Environmental Law or any Environmental Permits. 21.12 Environmental Claims The Borrower shall, and shall procure that each Group Member shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of: (a) any Environmental Claim which has been commenced or (to the best of such Group Member's knowledge and belief) is threatened against the Borrower or any Group Member; or (b) any facts or circumstances which will or might reasonably be expected to result in any Environmental Claim being commenced or threatened against the Borrower or any Group Member, in each case where such Environmental Claim might reasonably be expected, if

-/0 - 65 - determined against the Borrower or any Group Member, to have a Material Adverse Effect. 21.13 Acquisitions The Borrower shall not acquire any company, business, assets or undertaking or make any investment. 21.14 Loans and guarantees (a) The Borrower shall ensure that no Obligor shall, without the prior written consent of the Majority Lenders, make or allow to subsist any loans, grant any Financial Indebtedness (save in the ordinary course of business) or give or allow to remain outstanding any guarantee or indemnity (except as required under any of the Finance Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any person. (b) Paragraph (a) above does not apply to (i) any intercompany loans, advances, or guarantees between any of the Obligors and other Group Members, subject to, solely in the case of the Borrower, Clause 21.21 (Subordination), or (ii) any loans or guarantees granted and disclosed with the Agent in writing, with sufficient details acceptable to the Agent, prior to the Signing Date (including, but not limited to, any guarantees granted from time to time pursuant to the 2025 RPA). 21.15 Financial Indebtedness (a) The Borrower shall not incur or permit to remain outstanding any Financial Indebtedness. (b) Paragraph (a) above does not apply to: (i) any Financial Indebtedness incurred pursuant to (or expressly permitted by) any Finance Documents; (ii) any existing indebtedness incurred by the Borrower on or before the Signing Date; and (iii) other than (i) and (ii) above, any Financial Indebtedness in aggregate does not exceed seventy-five per cent. (75%) of the Consolidated Net Worth of the Borrower, based on the latest annual audited financial statements of the Borrower submitted to the Agent. 21.16 Promissory Notes Upon request of the Agent and before the expiry of two (2) years from the issue date of any Promissory Note previously delivered to the Agent, the Borrower shall execute and

-/0 - 66 - deliver to the Agent, in exchange for such Promissory Note(s) previously delivered to the Agent pursuant to Schedule 2 (Conditions Precedent) or this Clause 21.16, new Promissory Note(s) and Note Authorisation(s) with respect thereto that bears the amount equal to the amount of the Loan then outstanding. Each Promissory Note(s) and Note Authorisation(s) shall be in the appropriate form set out in Part I and Part II of Schedule 10 (Form of Promissory Note and Note Authorisation), respectively. 21.17 Security over Bade Plant The Borrower shall enter into a Real Estate Mortgage Agreement to create a second ranking priority mortgage over the Bade Plant in favour of the Agent and shall complete the registration of such mortgage with the competent land office and other Perfection Requirements under Real Estate Mortgage Agreement before the submission of the initial Utilisation Request for the First Utilisation. 21.18 Pledge over certificate(s) of deposit or bank account(s) The Borrower shall enter into an Accounts Pledge Agreement to create a pledge security interest over the Borrower's certificate(s) of deposit or the Borrower's bank account(s) in favour of the Agent and shall complete all Perfection Requirements under the Accounts Pledge Agreement prior to the First Utilisation Date. Such Borrower's certificate(s) of deposit or the balance of such Borrower's bank account(s) shall be of an amount not less than six (6) Months of the accrued interest calculated on the outstanding Loans under the Facilities. 21.19 Insurance The Borrower shall keep its material assets and business insured with financially sound and reputable insurance companies in the manner and to the extent customary for companies of a size comparable to the Borrower engaged in businesses of a like character in the jurisdiction of the Borrower's operations. 21.20 Visitation rights The Borrower shall permit the Agent and/or accountants or other professional advisers and contractors of the Agent free access at all reasonable times and on reasonable notice at the risk and cost of the Borrower to (a) the premises, assets, books, accounts and records of the Borrower; and (b) meet and discuss matters with senior management of the Borrower. 21.21 Subordination The Borrower shall ensure that all claims from time to time of any direct or indirect shareholder or related party against itself, in respect of any loans, advance or other indebtedness owing by itself under a Shareholder/Related Party Loan Agreement, shall, to the extent permitted by laws, be subordinated in right of payment (pursuant to a

-/0 - 67 - Subordination Undertaking executed by the relevant shareholder/related party to the Agent) to the claims of the Finance Parties under the Finance Documents by means of executing into a new or amendment of the Subordination Undertaking. 21.22 Taxation and Material Liabilities (a) The Borrower shall ensure that each Obligor shall pay and discharge all Taxes or material liabilities imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that: (i) such payment is being contested in good faith; (ii) adequate reserves are being maintained for those Taxes or material liabilities and the costs required to contest them; and (iii) failure to pay those Taxes or material liabilities does not have and would not reasonably be expected to have a Material Adverse Effect. (b) The Borrower shall not change its residence for Tax purposes. 21.23 Further assurance The Borrower shall ensure that each of Obligors shall promptly do all such acts or execute all such documents (including assignments, transfers, pledges, notices and instructions) as the Agent may reasonably specify (and in such form as the Agent may reasonably require in favour of the Agent or its nominee(s)): (a) to perfect the Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a pledge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Security Documents); (b) for the exercise of any rights, powers and remedies of the Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law; and/or (c) to facilitate the realisation of the assets which are, or are intended to be, the subject of the Security Documents. 21.24 Deemed consent With regard to any consent of an Obligor that is required pursuant to the Finance Documents or applicable laws, the Borrower shall ensure that such consent shall not be unreasonably withheld or delayed. If the Borrower fails to object/consent within the period provided in the Finance Documents or applicable laws, or (in the circumstance that there is no period provided in the Finance Documents or applicable laws) the period prescribed in the notice requesting for the consent of the Borrower issued by the Agent, the Borrower shall be deemed to have given such consent.

-/0 - 68 - 21.25 Purpose of Utilisation The Utilisation proceeds or any part thereof shall not be used for a purpose other than as provided under Clause 3 (Purpose). No Obligor may use the Utilisation proceeds, whether directly or indirectly, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose which violates, or would be inconsistent with, Regulations U issued by the FRB. 21.26 Records The Borrower shall keep proper accounting records. 21.27 Control The Borrower shall ensure that: (a) the Guarantor directly or indirectly holds one hundred per cent. (100%) of the issued shares of the Borrower; (b) the Guarantor has the right to appoint the majority of the Borrower's board of directors; and (c) the Guarantor maintains management control over the Borrower. 21.28 No Distribution The Borrower shall ensure that no Obligor shall, without the prior written consent of the Majority Lenders, make any Distribution while an Event of Default has occurred and is continuing. 22. ACCOUNTS 22.1 TW Payment Accounts The Borrower shall open and maintain the TW Payment Accounts prior to the First Utilisation Date and ensure that all accounts receivable, as well as any advance payments from customer(s) specified in the Purchase Order(s) submitted for utilisation, are collected and deposited into the TW Payment Accounts. 22.2 Minimum remittance For each consecutive three (3)-Month period, the total remittances received from the Borrower's customers into the TW Payment Accounts shall be no less than one hundred twenty-five per cent. (125%) of the average outstanding principal amount of the Facilities during that period, calculated based on the Rate of Exchange if the remittance amount is not denominated in the Base Currency. The Borrower shall provide the Agent with any information and documentation reasonably requested to verify compliance

-/0 - 69 - with these collection and remittance requirements. 23. EVENTS OF DEFAULT Each of the events or circumstances set out in the following sub-clauses of this Clause 23 (other than Clause 23.19 (Acceleration)) is an Event of Default. 23.1 Non-payment An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by: (i) administrative or technical error; or (ii) a Disruption Event; and (b) payment is made within two (2) Business Days of its due date. 23.2 Other obligations An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 23.1 (Non-payment)), and such failure (if curable) is not remedied within ten (10) Business Days of the earlier of (i) the Agent giving notice to the Obligor, or (ii) the Obligor becoming aware of the failure to comply. For the avoidance of doubt, the Borrower's non-compliance of the obligations under Clause 22 (Accounts) shall constitute an Event of Default if not remedied pursuant to this Clause 23.2. 23.3 Misrepresentation Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made. 23.4 Cross default (a) Any Financial Indebtedness of any Group Member is not paid when due nor within any originally applicable grace period. (b) Any Financial Indebtedness of any Group Member is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described). (c) Any commitment for any Financial Indebtedness of any Group Member is cancelled or suspended by a creditor as a result of an event of default (however described).

-/0 - 70 - (d) Any creditor of any Group Member becomes entitled to declare any Financial Indebtedness due and payable prior to its specified maturity as a result of an event of default (however described). 23.5 Insolvency (a) A Group Member is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness. (b) The value of the assets of any Group Member is less than its liabilities (taking into account contingent and prospective liabilities). (c) A moratorium is declared in respect of any indebtedness of any Group Member. 23.6 Insolvency proceedings Any corporate action, legal proceedings or other procedure or step is taken in relation to: (a) the suspension of payments, a moratorium of any indebtedness, bankruptcy (whether voluntary or involuntary), dissolution, administration, provisional supervision or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Group Member; (b) a composition or arrangement with any creditor of any Group Member, or an assignment for the benefit of creditors generally or a class of such creditors; (c) the appointment of a liquidator, trustee in bankruptcy, receiver, administrator, administrative receiver, compulsory manager, provisional supervisor or other similar officer in respect of any Group Member or any of its assets; or (d) enforcement of any Security over any assets of any Group Member, or any analogous procedure or step is taken in any jurisdiction. 23.7 Creditors' process Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of any Group Member is not discharged within thirty (30) days. 23.8 Unlawfulness and invalidity (a) It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents. (b) Any obligation of an Obligor under any Finance Documents is not or ceases to be legal, valid, binding or enforceable and the cessation individually or

-/0 - 71 - cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents. (c) Any Finance Document ceases to be in full force and effect or any Security contemplated under any Security Document ceases to be legal, valid, binding, enforceable or effective. 23.9 Repudiation An Obligor repudiates a Finance Document or any Security contemplated under any Security Document or evidences an intention to repudiate a Finance Document or any Security contemplated under any Security Document. 23.10 Security (a) Any Security Document is not in full force and effect or does not create in favour of the Agent for the benefit of Finance Parties the Security which it is expressed to create with the ranking and priority it is expressed to have. (b) The collaterals actually provided by the Borrower and/or the Security created thereon varies from the relevant requirements under this Agreement, unless the variation is lack of significance and is expressly agreed by the Agent in writing. 23.11 Currency Control Regulations Any introduction of or change in currency control regulations in any jurisdiction relevant to any Group Member which the Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect. 23.12 Cessation of business Any Group Member suspends or ceases to carry on all or a material part of its business. 23.13 Change of control The Guarantor ceases to have control over the Borrower in accordance with Clause 21.27 (Control). 23.14 Audit qualification The auditor(s) of the Borrower and/or Guarantor qualify the audited annual consolidated financial statements of the Borrower and/or Guarantor: (a) on the grounds that the information supplied to them (or to which they otherwise had access) was unreliable or inadequate; (b) on the grounds that they are unable to prepare that financial statement on a going concern basis; or (c) where that qualification is in terms or as to issues which is otherwise reasonably

-/0 - 72 - likely to be, whether individually or cumulatively, materially adverse to the interests of the Finance Parties under the Finance Documents. 23.15 ERISA An Erisa Event occurs. 23.16 Litigation and other proceedings (a) Subject to paragraph (b) below, any litigation, arbitration or administrative proceedings of or before any court, arbitral body, agency or other competent authority is started, pending or threatened: (i) to restrain entry into by any Obligor, the exercise of the rights of such Obligor under, or compliance by such Obligor with any of its material obligations under, the Finance Documents where such litigation, arbitration, investigative or administrative proceeding is likely to be adversely determined, and if adversely determined, will materially and adversely affect the interests of the Finance Parties under the Finance Documents; or (ii) which, the Majority Lenders determine (acting reasonably), is likely to be adversely determined, and if adversely determined, would have a Material Adverse Effect. (b) Paragraph (a) above shall not apply to any action, claim or other proceeding which is frivolous or vexatious and/or is discharged, stayed or dismissed within sixty (60) Business Days of commencement. 23.17 Nationalisation Any government or governmental authority condemns, nationalizes, seizes, takes custody or control over or otherwise expropriates all of any material part of the assets of any Group Member which the Lenders reasonably believe may results in a Material Adverse Effect. 23.18 Material adverse change Any event, act, or circumstances occur or change in the financial condition, operations or shareholding or management structure of the Borrower which as or is reasonably to be expected to have a Material Adverse Effect. 23.19 De-listing or suspension of trading At any time during the term of the Facilities: (a) the shares in the Guarantor cease to be listed or admitted to trading on Nasdaq exchange; or

-/0 - 73 - (b) the trading of shares in the Guarantor on Nasdaq exchange has been suspended for more than ten (10) consecutive trading days on which such stock or investment exchange is open for trading (unless such suspension is due to a technical or administrative reason or in connection with transactions or arrangements that are not materially adverse to the interests of the Group). 23.20 Acceleration On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower: (a) without prejudice to the participations of any Lender in any Loans then outstanding: (i) cancel each Available Commitment of each Lender, whereupon each such Available Commitment shall immediately be cancelled and the Facility shall immediately cease to be available for further utilisation; or (ii) cancel any part of any Commitment (and reduce such Commitment accordingly), whereupon the relevant part shall immediately be cancelled (and the relevant Commitment shall be immediately reduced accordingly); and/or (b) declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; (c) declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders; and/or (d) exercise or direct the Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents. The Borrower agrees that the issuance of the Default Notice to the Borrower is the conclusive evidence that an Event of Default has occurred.

- 74 - SECTION 9 CHANGES TO PARTIES 24. CHANGES TO THE LENDERS 24.1 Assignments and transfers by the Lenders Subject to this Clause 24, a Lender (the "Existing Lender") may, without the consent of the Borrower: (a) assign any of its rights; or (b) transfer any of its rights and obligations, under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender"). 24.2 Conditions of assignment or transfer (a) The consent of the Borrower is not required for any assignment or transfer by a Lender pursuant to this Clause 24. (b) A transfer will be effective only if the procedure set out in Clause 24.5 (Procedure for transfer) is complied with. (c) An assignment will be effective only if the procedure and conditions set out in Clause 24.6 (Procedure for assignment) are complied with. (d) The Borrower shall (and the Borrower shall ensure that each Obligor will) promptly do all such acts or execute all such documents (including effecting any necessary amendments to the Finance Documents) as may be required by the Existing Lender to give effect to any assignment or transfer permitted by this Clause 24. (e) The Borrower is not responsible for any cost and expenses incurred arising out of any assignment or transfer by a Lender pursuant to this Clause 24. 24.3 Assignment or transfer fee The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of US$ 3,000 (excluding value-added tax). 24.4 Limitation of responsibility of Existing Lenders (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for: (i) the legality, validity, effectiveness, adequacy or enforceability of the

-/0 - 75 - Finance Documents or any other documents; (ii) the financial condition of any Obligor; (iii) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded. (b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it: (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force. (c) Nothing in any Finance Document obliges an Existing Lender to: (i) accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 24; or (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise. 24.5 Procedure for transfer (a) Subject to the conditions set out in Clause 24.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate. (b) The Agent shall not be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has

-/0 - 76 - completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such New Lender. The cost for the preparation of the Transfer Certificate shall be borne by the New Lender. (c) Subject to Clause 24.12 (Pro rata interest settlement), on the Transfer Date: (i) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer its rights and obligations under the Finance Documents (being the "Transferred Rights and Obligations"), the Transferred Rights and Obligations shall be transferred by the Existing Lender to the New Lender; (ii) each of the Obligors and the Existing Lender shall then cease to have further obligations towards one another or rights against one another under the Finance Documents which correspond to the Transferred Rights and Obligations and each of the Obligors and the New Lender shall then have obligations towards one another and/or acquire rights against one another which correspond to the Transferred Rights and Obligations; (iii) the Agent, the MLABs, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the MLABs and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and (iv) the New Lender shall become a Party as a "Lender." (d) The procedure set out in this Clause 24.5 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of transfer of such right or obligation or prohibit or restrict any transfer of such right or obligation, unless such prohibition or restriction shall not be applicable to the relevant transfer or each condition of any applicable restriction shall have been satisfied. 24.6 Procedure for assignment (a) Subject to the conditions set out in Clause 24.2 (Conditions of assignment or transfer), an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment

-/0 - 77 - Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement. (b) The Agent shall not be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such New Lender. The cost for the preparation of the Assignment Agreement shall be borne by the New Lender. (c) Subject to Clause 24.12 (Pro rata interest settlement), on the Transfer Date, the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement. (d) Lenders may draw procedures other than those set out in this Clause 24.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 24.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 24.2 (Conditions of assignment or transfer). (e) The procedure set out in this Clause 24.6 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of assignment of such right or release or assumption of such obligation or prohibit or restrict any assignment of such right or release or assumption of such obligation, unless such prohibition or restriction shall not be applicable to the relevant assignment, release or assumption or each condition of any applicable restriction shall have been satisfied. 24.7 Provision of Transfer Certificate or copy of Assignment Agreement to Borrower (a) The Agent shall, as soon as reasonably practicable after it has executed an Assignment Agreement, send to the Borrower a copy of the Assignment Agreement. (b) The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send to the Borrower the Transfer Certificate.

-/0 - 78 - 24.8 Existing consents and waivers A New Lender shall be bound by any consent, waiver, election or decision given or made by the relevant Existing Lender under or pursuant to any Finance Document prior to the coming into effect of the relevant assignment or transfer to such New Lender. 24.9 Exclusion of Agent's liability In relation to any assignment or transfer pursuant to this Clause 24, each Party acknowledges and agrees that the Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by a New Lender in respect of its eligibility as a Lender. 24.10 Further assurances upon a change in Lender (a) To the extent required by law or by any security registration office, the Existing Lender and the New Lender shall execute an assignment agreement. The Borrower hereby agree to, and expressly authorise, any assignment and/or transfer by the Existing Lender under this Clause 24.10. The Parties hereto agree that to the extent applicable, all requirements under the laws of Taiwan relating to a transfer of indebtedness will have been satisfied by a transfer under this Clause 24.10. If in relation to any transfer referred to in this Clause 24.10, it is required under the laws of Taiwan that the Obligors expressly acknowledge, consent or agree to such transfer, the Borrower: (i) hereby authorise the Agent to effect such acknowledgment, consent or agreement on behalf of the Borrower; and (ii) agree (and the Borrower shall ensure that each Obligor will), if requested by the Agent, to promptly confirm such acknowledgment, consent or agreement, in a form and in substance satisfactory to the Agent. (b) The Borrower hereby confirms that, upon the completion of the assignment and/or transfer referred to in this Clause 24.10, the Security contemplated by the Security Documents shall also be for the benefit of the New Lender. 24.11 Security over Lenders' rights In addition to the other rights provided to Lenders under this Clause 24, each Lender may without consulting with or obtaining consent from the Borrower, at any time pledge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under this Agreement to secure obligations of that Lender including, without limitation: (a) any pledge, assignment or other Security to secure obligations to a federal reserve or central bank; and

-/0 - 79 - (b) any pledge, assignment or other Security granted to any holders (or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such pledge, assignment or Security shall: (i) release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant pledge, assignment or Security for the Lender as a party to any of the Finance Documents; or (ii) require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents. 24.12 Pro rata interest settlement (a) If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 24.5 (Procedure for transfer) or any assignment pursuant to Clause 24.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period): (i) any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six (6) Months, on the next of the dates which falls at six-monthly intervals after the first day of that Interest Period); and (ii) the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt: (A) when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; (B) the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 24.12, have been payable to it on that date, but after deduction of the Accrued Amounts; and (C) any amendment or waiver that has the effect of changing or

-/0 - 80 - which relates to the Accrued Amounts or the date of payment of the Accrued Amounts shall not be made without the prior consent of the Existing Lender. (b) In this Clause 24.12, references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees. (c) An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 24.12 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents. 25. CHANGES TO THE BORROWER 25.1 Assignments and transfers by the Borrower The Borrower is not allowed to assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Lenders.

- 81 - SECTION 10 THE FINANCE PARTIES 26. ROLE OF THE ADMINISTRATIVE PARTIES 26.1 Appointment of the Agent (a) Each of the MLABs and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents. (b) Each of the MLABs and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions. 26.2 Instructions (a) The Agent shall: (i) unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by: (A) all Lenders if the relevant Finance Document stipulates the matter is an all-Lender decision; and (B) in all other cases, the Majority Lenders; and (ii) not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above. (b) The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested. (c) Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties. (d) The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or

-/0 - 82 - security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions. (e) In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders. (f) The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. 26.3 Duties of the Agent (a) The duties of the Agent under the Finance Documents are solely mechanical and administrative in nature. (b) Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party. (c) Without prejudice to Clause 24.7 (Provision of Transfer Certificate or copy of Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement. (d) Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. (e) If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties. (f) If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than to any Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties. (g) The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied). 26.4 Role of the MLAB Except as specifically provided in the Finance Documents, any of the MLABs has no obligations of any kind to any other Party under or in connection with any Finance Document. 26.5 No fiduciary duties

-/0 - 83 - (a) Nothing in any Finance Document constitutes any Administrative Party as a fiduciary of any other person. (b) No Administrative Party shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account. 26.6 Business with the Obligors Any Administrative Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with the Obligors. 26.7 Rights and discretions of the Agent (a) The Agent may: (i) rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised; (ii) assume that: (A) any instructions received by it from the Majority Lenders, any Lender or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and (B) unless it has received notice of revocation, those instructions have not been revoked; and (iii) rely on a certificate from any person: (A) as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or (B) to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate. (b) The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that: (i) no Default has occurred (unless it has actual knowledge of a Default arising under Clause 23.1 (Non-payment)); (ii) any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and (iii) any notice or request made by the Borrower is made on behalf of and with the consent and knowledge of all Obligors. (c) The Agent may engage, and pay for the advice or services of any lawyers,

-/0 - 84 - accountants, tax advisers, surveyors or other professional advisers or experts. (d) Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary. (e) The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying. (f) The Agent may act in relation to the Finance Documents through its officers, employees and agents. (g) Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement. (h) Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. (i) Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it. 26.8 Responsibility for documentation No Administrative Party is responsible or liable for: (a) the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, an Obligor or any other person given in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made

-/0 - 85 - or executed in anticipation of, under or in connection with any Finance Document; or (c) any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise. 26.9 No duty to monitor The Agent shall not be bound to enquire: (a) whether or not any Default has occurred; (b) as to the performance, default or any breach by any Party of its obligations under any Finance Document; or (c) whether any other event specified in any Finance Document has occurred. 26.10 Exclusion of liability (a) Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable for: (i) any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct; (ii) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or (iii) without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of: (A) any act, event or circumstance not reasonably within its control; or (B) the general risks of investment in, or the holding of assets in, any jurisdiction,

-/0 - 86 - including (in each case) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action. (b) No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this paragraph (b). (c) The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose. (d) Nothing in this Agreement shall oblige any Administrative Party to conduct: (i) any "know your customer" or other procedures in relation to any person; or (ii) any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender, on behalf of any Lender and each Lender confirms to each Administrative Party that it is solely responsible for any such procedures or check it is required to conduct and that it shall not rely on any statement in relation to such procedures or check made by any Administrative Party. (e) Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Agent, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business

-/0 - 87 - opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages. 26.11 Lenders' indemnity to the Agent Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three (3) Business Days of demand, against any cost, loss or liability (including for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the gross negligence or wilful misconduct of the Agent) (or, in the case of any cost, loss or liability pursuant to Clause 28.10 (Disruption to payment systems etc.), notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document). 26.12 Resignation of the Agent (a) The Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower. (b) Alternatively, the Agent may resign by giving 30 days' notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Agent. (c) If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the retiring Agent (after consultation with the Borrower) may appoint a successor Agent. (d) If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 26 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of agent banks together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the normal fee rates of the successor Agent and those amendments will bind the Parties.

-/0 - 88 - (e) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Borrower shall, within three (3) Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance. (f) The resignation notice of the Agent shall only take effect upon the appointment of a successor. (g) Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 16.3 (Indemnity to the Agent) and this Clause 26 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party. (h) After consultation with the Borrower, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above. (i) The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three (3) Months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents: (i) the Agent fails to respond to a request under Clause 13.7 (FATCA information) and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; (ii) the information supplied by the Agent pursuant to Clause 13.7 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or (iii) the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

-/0 - 89 - and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Lender, by notice to the Agent, requires it to resign. 26.13 Confidentiality (a) In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments. (b) If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it. (c) The Agent shall not be obliged to disclose to any Finance Party any information supplied to it by the Borrower or any Affiliates of the Borrower on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document. 26.14 Relationship with the Lenders (a) Subject to Clause 24.12 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office: (i) entitled to or liable for any payment due under any Finance Document on that day; and (ii) entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five (5) Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement. (b) Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 30.5 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic

-/0 - 90 - mail address (or such other information), department and officer by that Lender for the purposes of Clause 30.2 (Addresses) and paragraph (a)(ii) of Clause 30.5 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender. 26.15 Credit appraisal by the Lenders Without affecting the responsibility of any Obligor for information supplied by it/him/her or on its behalf in connection with any Finance Document, each Lender confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to: (a) the financial condition, status and nature of each member of the Group; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (c) whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and (d) the adequacy, accuracy and/or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document. 26.16 Agent's management time Any amount payable to the Agent under Clause 16.3 (Indemnity to the Agent), Clause 17 (Costs and Expenses) and Clause 26.11 (Lenders' indemnity to the Agent) shall include the cost of drawing the management time or other resources of the Agent and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 12 (Fees). 26.17 Deduction from amounts payable by the Agent If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any

-/0 - 91 - payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted. 26.18 Conflict with the Security Documents If there is any conflict between this Agreement and any Security Document with regard to instructions to, or other matters affecting, the Agent, this Agreement will prevail. 27. SHARING AMONG THE FINANCE PARTIES 27.1 Payments to Finance Parties If a Finance Party (a "Recovering Finance Party") receives or recovers (whether by set-off or otherwise) any amount from an Obligor other than in accordance with Clause 28 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then: (a) the Recovering Finance Party shall, within three (3) Business Days, notify details of the receipt or recovery to the Agent; (b) the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 28 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and (c) the Recovering Finance Party shall, within three (3) Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 28.5 (Partial payments). 27.2 Redistribution of payments The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 28.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties. 27.3 Recovering Finance Party's rights (a) On a distribution by the Agent under Clause 27.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, the Borrower

-/0 - 92 - shall procure the relevant Obligor to agree that an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor. (b) If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Borrower shall ensure that the relevant Obligor shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable. 27.4 Reversal of redistribution If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then: (a) each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and (b) as between the relevant Obligor and each relevant Sharing Finance Party, the Borrower shall procure the relevant Obligor to agree that an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor. 27.5 Exceptions This Clause 27 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 27, have a valid and enforceable claim against the relevant Obligor.

- 93 - SECTION 11 ADMINISTRATION 28. PAYMENT MECHANICS 28.1 Payments to the Agent (a) On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, the Borrower shall ensure that the Obligor will or the Lender shall (as the case may be) make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Agent, in each case, specifies. 28.2 Distributions by the Agent (a) Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 28.3 (Distributions to an Obligor) and Clause 28.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five (5) Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency. (b) The Agent shall distribute payments received by it in relation to all or any part of a Loan to the Lender indicated in the records of the Agent as being so entitled on that date provided that the Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to Clause 24 (Changes to the Lenders) to the Lender so entitled immediately before such transfer took place regardless of the period to which such sums relate. 28.3 Distributions to an Obligor The Agent may (with the consent of the Obligor or in accordance with Clause 29 (Set- off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 28.4 Clawback and pre-funding

-/0 - 94 - (a) Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum. (b) Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds. (c) If the Agent is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower: (i) the Borrower shall on demand refund it to the Agent; and (ii) the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender. 28.5 Partial payments (a) If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order: (i) first, in or towards payment pro rata of any unpaid amount owing to any Administrative Party under the Finance Documents; (ii) secondly, in or towards payment pro rata of any accrued interest, fee (other than as provided in paragraph (i) above) or commission due but unpaid under the Finance Documents; (iii) thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and (iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents. (b) The Agent shall, if so directed by the Majority Lenders, vary the order set out

-/0 - 95 - in paragraphs (a)(ii) to (a)(iv) above. (c) Paragraphs (a) and (b) above will override any appropriation made by an Obligor. 28.6 No set-off by Obligors The Borrower shall ensure that all payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 28.7 Business Days (a) Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). (b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 28.8 Currency of account (a) Subject to paragraphs (d) and (e) below, USD or NTD is the currency of account and payment for any sum due from an Obligor under any Finance Document. (b) A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated on its due date. (c) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued. (d) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred. (e) Any amount expressed to be payable in a currency other than USD or NTD shall be paid in that other currency. 28.9 Change of currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country

-/0 - 96 - designated by the Agent (after consultation with the Borrower); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably). (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency. 28.10 Disruption to payment systems etc. If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Borrower that a Disruption Event has occurred: (a) the Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances; (b) the Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes; (c) the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances; (d) any such changes agreed upon by the Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 34 (Amendments and Waivers); (e) the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 28.10; and (f) the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

-/0 - 97 - 29. SET-OFF To the extent permitted by law, a Finance Party may by notice to an Obligor set off any matured obligation due from that Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. 30. NOTICES 30.1 Communications in writing Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter. 30.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: (a) in the case of the Borrower, that identified with its name below; (b) in the case of each Lender, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and (c) in the case of the Agent, that identified with its name below, or any substitute address, fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five (5) Business Days' notice. 30.3 Delivery (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will be effective: (i) if by way of fax, only when received in legible form; or (ii) if by way of letter, only when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; and, if a particular department or officer is specified as part of its address details provided under Clause 30.2 (Addresses), if addressed to that department or officer. (b) Any communication or document to be made or delivered to the Agent will be

-/0 - 98 - effective only when actually received by the Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent's signature below (or any substitute department or officer as the Agent shall specify for this purpose). (c) All notices from or to the Borrower shall be sent through the Agent. (d) Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5 p.m. in the place of receipt shall be deemed only to become effective on the following day. 30.4 Notification of address and fax number Promptly upon changing its address or fax number, the Agent shall notify the other Parties (other than the MLABs). 30.5 Electronic communication (a) Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including by way of posting to a secure website) if those two Parties: (i) notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and (ii) notify each other of any change to their address or any other such information supplied by them by not less than five (5) Business Days' notice. (b) Any such electronic communication or delivery as specified in paragraph (a) above to be made between the Borrower and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery. (c) Any such electronic communication or delivery as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose. (d) Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5 p.m. in the place in which the Party

-/0 - 99 - to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day. (e) Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 30.5. 30.6 Language of Notice (a) Any notice given under or in connection with any Finance Document must be in English language in respect of the Borrower. (b) All other documents provided under or in connection with any Finance Document must be in English language in respect of the Borrower. 31. CALCULATIONS AND CERTIFICATES 31.1 Accounts In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate. 31.2 Certificates and determinations Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. 31.3 Day count convention Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days for USD Loan and a 365 days for NTD Loan, or, in any case where the practice in the Relevant Market differs, in accordance with that market practice. 32. PARTIAL INVALIDITY If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 33. REMEDIES AND WAIVERS No failure to exercise, nor any delay in exercising, on the part of any Finance Party,

-/0 - 100 - any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law. 34. AMENDMENTS AND WAIVERS 34.1 Required consents (a) Subject to Clause 34.2 (All-Lender matters) and Clause 34.3, (Other exceptions), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligor to which it is a party and any such amendment or waiver will be binding on all Parties thereto. (b) The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 34. (c) Paragraph (c) of Clause 24.12 (Pro rata interest settlement) shall apply to this Clause 34. 34.2 All-Lender matters An amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to: (a) the definition of "Majority Lenders" in Clause 1.1 (Definitions); (b) the Final Repayment Date or any change to the date of payment of any amount payable under the Finance Documents; (c) the rate of interest, including a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable; (d) the currency of payment of any amount under the Finance Documents; (e) the Commitment (save for the changes made pursuant to Clause 2.2 (Increased Facilities)), including an extension of the Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility; (f) any provision which expressly requires the consent of all the Lenders; (g) Clause 2.3 (Finance Parties' rights and obligations), Clause 3.1 (Purpose), Clause 5.1 (Delivery of a Utilisation Request), Clause 8.1 (Illegality), Clause 24 (Changes to the Lenders), Clause 25 (Changes to the Borrower), Clause 27

-/0 - 101 - (Sharing among the Finance Parties), or this Clause 34 or Clause 38 (Governing Law); (h) any change, release, variation or substitution of the Guarantor or the Security, including the nature or scope or release of the guarantee and indemnity granted under the Guaranty Agreement; or (i) any change in the scope, release or disposal of or additional burden on the collateral under the Finance Documents not specified thereunder; shall not be made without the prior consent of all the Lenders. 34.3 Other exceptions (a) An amendment or waiver which relates to the rights or obligations of the Agent or any of the MLABs or the Agent (each in their capacity as such) may not be effected without the consent of the Agent or such MLAB, as the case may be. (b) Any amendment or waiver which relates to the rights or obligations applicable to a particular Utilisation, Loan, or Facility which does not materially and adversely affect the rights or interests of Lenders in respect of other Utilisations, Loans, or Facilities, shall only require the consent of the Majority Lenders as if reference in Clause 34.1 (Required consents) to "Majority Lenders" were only to "Majority Lenders" participating in that Utilisation, Loan, or Facility. (c) The Borrower and the Agent may amend or waive a term of a Fee Letter to which they are parties. 35. CONFIDENTIAL INFORMATION 35.1 Confidentiality Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 35.2 (Disclosure of Confidential Information) and Clause 35.4 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. 35.2 Disclosure of Confidential Information Any Finance Party may disclose: (a) to any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners, insurers, reinsurers and insurance brokers and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may

-/0 - 102 - be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information; (b) to any person: (i) to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person's Affiliates, Representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers; (iii) appointed by any Finance Party or by a person to whom paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including any person appointed under paragraph (b) of Clause 26.14 (Relationship with the Lenders)); (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (i) or (ii) above; (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes; (vii) to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 24.11 (Security over Lenders' rights); (viii) who is a Party; or (ix) with the consent of the Borrower,

-/0 - 103 - in each case, such Confidential Information as that Finance Party shall consider appropriate if: (A) in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (B) in relation to paragraph (iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; or (C) in relation to paragraphs (v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and (c) to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; (d) to the Joint Credit Information Centre in R.O.C., and any similar credit assessment institution or credit rating institution (collectively, the "Credit Organizations"); (e) to any rating agency (including its professional advisers) such Confidential

-/0 - 104 - Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors; and (f) to any companies or commercial registry (or similar) where disclosure is made for the purpose of protecting the Finance Parties' interests under the Finance Documents. Without affecting the generality of paragraph (d) above, the Borrower consents, and the Borrower confirms that it has obtained the consent of the Guarantor that (A) each Finance Party may, within the necessary scope and for the purpose to exercise its rights and fulfil its obligations under this Agreement and/or as required by the applicable laws and regulations, collect, process and use the basic data, credit report information, loan information, deposit information, financial information, information on security, and other relevant information provided to the Finance Party by the Obligors or otherwise acquired by each Finance Party for purposes which include, inter alia, (i) handling transactions, (ii) releasing to the Credit Organizations for use by such Credit Organizations within their permitted scope of activity (including disclosure to third parties); and (B) the Credit Organizations may, within their permitted scope of activity under their licenses or articles of incorporation, collect, process or use the Obligors' above information and disclose to each Finance Party. 35.3 Personal Data Protection The Borrower confirms that each Obligor has delivered the "Statement of Collection, Processing, Utilisation of Personal Data" ("Statement"), provided by the Agent (for itself and on behalf of all Lenders), to its employees, directors, supervisors or other relevant staff ("Staff") and has obtained their consent, if required by applicable laws, and will notify each of the relevant Staff of the purpose of the collection, types of the personal data, time period, areas, persons who may use their personal data, how the personal data may be used and their rights under Article 3 of the Personal Information Protection Act in Taiwan and other applicable laws, the sources from which the Agent and the Lenders obtain their personal data, and any other matters which shall be notified in accordance with applicable laws and regulations with regard to the personal data that the Borrower provides to the Finance Parties. If the Statement is amended, the Agent may provide the Borrower with a copy thereof and the Borrower shall (and it shall procure the Guarantor to) deliver the amended Statement to each of the relevant Staff and obtain their consent, if required by applicable laws. 35.4 Bank Outsourcing The Borrower hereby agrees (and it shall ensure that the Obligors have or will agree) that each Finance Party may, for the purpose contemplated under this Agreement and

-/0 - 105 - with the approval from the Financial Supervisory Commission in Taiwan or the competent authority in the relevant jurisdiction (as applicable), engage a third party or third parties to process part or all of the Facility matters (including but not limited to collecting the debt under the Finance Documents) in accordance with the Regulations Governing the Internal Operating Systems and Procedures for the Outsourcing of Financial Institution Operation (金融機構作業委託他人處理內部作業制度及程序 辦法) issued by the Financial Supervisory Commission in Taiwan or other applicable laws or regulations. The Borrower hereby consents (and it shall ensure that the Obligors have or will consent) that each Finance Party may outsource any part of its business operations to a third party or third parties. 35.5 Disclosure to numbering service providers (a) The Borrower hereby agrees (and it shall ensure that the Obligors have or will agree) that any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information: (i) names of Obligors; (ii) country of domicile of Obligors; (iii) place of incorporation of the Borrower; (iv) Signing Date; (v) Clause 38 (Governing Law); (vi) the names of the Agent and the MLABs; (vii) date of each amendment and restatement of this Agreement; (viii) amounts of, and names of, the Facility (and any tranches); (ix) amount of Total Commitments; (x) currency of the Facility; (xi) type of Facility; (xii) ranking of Facility; (xiii) Final Repayment Date for the Facility; (xiv) changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and (xv) such other information agreed between such Finance Party and the Borrower,

-/0 - 106 - to enable such numbering service provider to provide its usual syndicated loan numbering identification services. (b) The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider. (c) The Borrower hereby agrees (and it shall ensure that the Obligors have or will agree) that none of the information set out in paragraphs (a)(i) to (a)(xv) above is, nor will at any time be, unpublished price-sensitive information. (d) The Agent shall notify the Borrower and the other Finance Parties of: (i) the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facility and/or one or more Obligors; and (ii) the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider. 35.6 Entire agreement This Clause 35 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 35.7 Partial Invalidity If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired. 35.8 Continuing obligations The obligations in this Clause 35 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve (12) Months from the earlier of: (a) the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (b) the date on which such Finance Party otherwise ceases to be a Finance Party.

-/0 - 107 - 36. CONFIDENTIALITY OF FUNDING RATES 36.1 Confidentiality and disclosure (a) The Agent and the Borrower agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below. (b) The Agent may disclose: (i) any Funding Rate to the Borrower pursuant to Clause 9.4 (Notification of rates of interest); and (ii) any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender, as the case may be. (c) The Agent may disclose any Funding Rate, and the Borrower may disclose any Funding Rate, to: (i) any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it; (ii) any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances;

-/0 - 108 - (iii) any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances; and (iv) any person with the consent of the relevant Lender, as the case may be. 36.2 Related obligations (a) The Agent and the Borrower acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and the Borrower undertake not to use any Funding Rate for any unlawful purpose. (b) The Agent and the Borrower agree (to the extent permitted by law and regulation) to inform the relevant Lender: (i) of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 36.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (ii) upon becoming aware that any information has been disclosed in breach of this Clause 36. 37. BAIL-IN 37.1 Contractual recognition of bail-in Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of: (a) any Bail-In Action in relation to any such liability, including (without limitation): (i) a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability; (ii) a conversion of all, or part of, any such liability into shares or other

-/0 - 109 - instruments of ownership that may be issued to, or conferred on, it; and (iii) a cancellation of any such liability; and (b) a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability. 37.2 Bail-In definitions In this Clause 37: "Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms. "Bail-In Action" means the exercise of any Write-down and Conversion Powers. "Bail-In Legislation" means: (a) in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; (b) in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and (c) in relation to the United Kingdom, the UK Bail-In Legislation. "EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway. "EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time. "Resolution Authority" means any body which has authority to exercise any Write- down and Conversion Powers. "UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings). "Write-down and Conversion Powers" means: (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail- In Legislation in the EU Bail-In Legislation Schedule; (b) in relation to any other applicable Bail-In Legislation other than the UK Bail-In

-/0 - 110 - Legislation: (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation; and (c) in relation to any UK Bail-In Legislation any powers under that UK Bail-In Legislation: (i) any powers to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that UK Bail-In Legislation. 38. COUNTERPARTS Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

- 111 - SECTION 12 GOVERNING LAW AND ENFORCEMENT 39. GOVERNING LAW This Agreement is governed by the laws of Taiwan. 40. ENFORCEMENT 40.1 Jurisdiction of Taiwan courts (a) The Parties agree that the courts of Taiwan, with the Taiwan Taipei District Court as the court of first instance, shall have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute regarding the existence, validity or termination of this Agreement) (a "Dispute"). (b) The Parties agree that the courts of Taiwan is the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. (d) Notwithstanding paragraphs (a) to (b) above, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions. 40.2 Waiver of immunities The Borrower irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from: (a) suit; (b) jurisdiction of any court; (c) relief by way of injunction or order for specific performance or recovery of property; (d) attachment of its assets (whether before or after judgment); and (e) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings). This Agreement has been entered into on the date stated at the beginning of this Agreement.

-/0 Schedule 1 SCHEDULE 1 THE ORIGINAL LENDERS (in US$) Name of Original Lender Facility A1 Commitment (USD-eqv.) Facility A2 Commitment (USD-eqv.) Total Commitments (USD-eqv.) CTBC Bank Co., Ltd. 200,000,000 - 200,000,000 Credit Agricole Corporate And Investment Bank, Taipei Branch - 200,000,000 200,000,000 E.Sun Commercial Bank, Ltd. 150,000,000 - 150,000,000 Banco Bilbao Vizcaya Argentaria S.A. Taipei Branch - 100,000,000 100,000,000 BNP Paribas Taipei Branch - 30,000,000 30,000,000 HSBC Bank (Taiwan) Limited - 30,000,000 30,000,000 Total 350,000,000 360,000,000 710,000,000

-/0 Schedule 2 -1 SCHEDULE 2 CONDITIONS PRECEDENT 1. Obligors (a) A copy of the constitutional or identity documents of each Obligor, including a copy of: (i) in respect of the Borrower: (A) its latest corporate registration card; and (B) its articles of incorporation, (ii) in respect of the Guarantor: (A) its certificate of incorporation; (B) its by-laws; (C) a good standing certificate for its jurisdiction of organisation; and (D) incumbency certificate setting forth (a) the names and titles of its officers authorized to execute and deliver the Finance Documents and (b) specimen signatures of each such authorized signatory. (b) A copy of a resolution of the board of directors, board of commissioners or other equivalent governing body (as applicable) of each Obligor: (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party; (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party. (c) A specimen of the signature/seals and incumbency certificates (if applicable) of each of the Authorised Signatory authorised by the resolution referred to in paragraph (b) above. (d) A certificate from each Obligor confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing, granting of security or similar limit binding on it to be exceeded.

-/0 Schedule 2 -2 (e) A certificate of an Authorised Signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Signing Date. 2. Legal opinions (a) A legal opinion as the laws of the Taiwan from Lee and Li, Attorneys-at-Law addressed to the Agent. (b) A legal opinion as to the laws of New York from Morrison Foerster addressed to the Agent. (c) A legal opinion as to the laws of Delaware from Morrison Foerster addressed to the Agent. (d) A legal opinion as to the laws of California from Squire Patton Boggs (US) LLP addressed to the Agent. 3. Finance Documents (a) This Agreement, duly executed by the Borrower. (b) The Fee Letters, duly executed by the Borrower. (c) The Promissory Note issued by the Borrower. (d) The Note Authorisation issued by the Borrower. (e) The Subordination Undertaking (if there is any existing Subordinated Loan defined therein). 4. Security Documents Duly executed documents and all other supporting materials evidencing the completion of the Perfection Requirements of the relevant Transaction Security as contemplated thereunder and under this Agreement: (a) the Security Agreement; (b) the Accounts Pledge Agreement; (c) the Guaranty Agreement; and (d) the Real Estate Mortgage Agreement. 5. Other documents and evidence (a) Evidence that the TW Payment Account has been established. (b) A Valuation Report on the Bade Plant issued by the Valuer within six (6) Months before the First Utilisation Date. (c) A copy of any other Authorisation or other document, opinion or assurance

-/0 Schedule 2 -3 which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document. (d) A copy of the latest audited annual financial statements of each Obligor. (e) Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 12 (Fees), Clause 17 (Costs and Expenses) and all Fee Letters have been paid or will be paid by the Ffirst Utilisation Date. (f) Any information reasonably requested by any Finance Party to meet its usual "know your customer" compliance requirements and normal operating procedures or other similar checks under all applicable laws and regulations in relation to the Obligors, and all such "know your customer" and other similar checks being completed to the satisfaction of each Finance Party. (g) Such other documents relating to any of the matters contemplated herein as the Agent may reasonably require.

-/0 Schedule 3 -1 SCHEDULE 3 UTILISATION REQUEST From: Super Micro Computer, Inc. Taiwan To: CTBC Bank Co., Ltd. Dated: [●] Super Micro Computer, Inc. Taiwan – Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (the "Facilities Agreement") 1. We refer to the Facilities Agreement. This is a Utilisation Request. Terms defined in the Facilities Agreement shall have the same meaning in this Utilisation Request. 2. We wish to borrow a Loan under the Facilities on the following terms: Proposed Utilisation Date: [●] (or, if that is not a Business Day, the next Business Day) Utilisation Amount: [USD/NTD] [●], or, if less, the Available Facility[, which is equivalent to USD [●]] Interest Period: [three (3) Months]/[six (6) Months]/[●] Repayment Date: [●] 3. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Facilities Agreement is satisfied on the date of this Utilisation Request. 4. Pursuant to Clause 5.3 (Proportional Utilisation) of the Facilities Agreement, this Utilisation shall be made simultaneously from Facility A1 and Facility A2 on a pro rata basis according to the respective Facility A1 Commitment and Facility A2 Commitment. 5. The proceeds of this Loan should be credited to the following account: Account Bank: [●] Account Name: [●] Account No.: [●] Reference: [●] 6. This Utilisation Request is irrevocable. [Intentionally left blank]

-/0 Schedule 3 -2 Yours faithfully Super Micro Computer, Inc. Taiwan ________________________ Name: Title:

-/0 Schedule 4 -1 SCHEDULE 4 FORM OF TRANSFER CERTIFICATE To: CTBC Bank Co., Ltd. as Agent From: [the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender") Dated: Super Micro Computer, Inc. Taiwan – Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (the "Facilities Agreement") 1. We refer to Clause 24.5 (Procedure for transfer) of the Facilities Agreement. This is a Transfer Certificate. Terms used in the Facilities Agreement shall have the same meaning in this Transfer Certificate. 2. The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender, and in accordance with Clause 24.5 (Procedure for transfer) of the Facilities Agreement, all of the Existing Lender's rights and obligations under the Facilities Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Facilities Agreement as specified in the Schedule. 3. The proposed Transfer Date is [●]. 4. The Facility Office and address, fax number and attention particulars for notices of the New Lender for the purposes of Clause 30.2 (Addresses) of the Facilities Agreement are set out in the Schedule. 5. The New Lender expressly acknowledges: (a) the limitations on the Existing Lender's obligations set out in paragraphs (a) and (c) of Clause 24.4 (Limitation of responsibility of Existing Lenders) of the Facilities Agreement; and (b) that it is the responsibility of the New Lender to ascertain whether any document is required or any formality or other condition requires to be satisfied to effect or perfect the transfer contemplated by this Transfer Certificate or otherwise to enable the New Lender to enjoy the full benefit of each Finance Document. 6. The New Lender confirms that it is a "New Lender" within the meaning of Clause 24.1 (Assignments and transfers by the Lenders) of the Facilities Agreement. 7. The Existing Lender and the New Lender confirm that the New Lender is not an Obligor or an Affiliate of an Obligor.

-/0 Schedule 4 -2 8. This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate. 9. This Transfer Certificate is governed by the laws of Taiwan. 10. This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate. Certificate Seal of Public Notary:

-/0 Schedule 4 -3 THE SCHEDULE Commitment/rights and obligations to be transferred [Insert relevant details] [Facility office address, fax number and attention details for notices and account details for payments] [the Existing Lender] [the New Lender] By: By: This Transfer Certificate is executed by the Agent and the Transfer Date is confirmed as [ ]. [the Agent] By: Note: It is the New Lender's responsibility to ascertain whether any other document is required, or any formality or other condition is required to be satisfied, to effect or perfect the transfer contemplated in this Transfer Certificate or to give the New Lender full enjoyment of all the Finance Documents.

-/0 Schedule 5 -1 SCHEDULE 5 FORM OF ASSIGNMENT AGREEMENT To: CTBC Bank Co., Ltd. as Agent, Super Micro Computer, Inc. Taiwan as Borrower, and Super Micro Computer, Inc. as Guarantor From: [the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender") Dated: [insert date] Super Micro Computer, Inc. Taiwan – Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (the "Facilities Agreement") 1. We refer to the Facilities Agreement. This is an Assignment Agreement. Terms defined in the Facilities Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement. 2. We refer to Clause 24.6 (Procedure for assignment) of the Facilities Agreement. The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Facilities Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Facilities Agreement as specified in the Schedule. 3. The proposed Transfer Date is [●]. 4. On the Transfer Date, the New Lender becomes Party to the Finance Documents as a Lender. 5. The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 30.2 (Addresses) of the Facilities Agreement are set out in the Schedule. 6. The New Lender expressly acknowledges: (a) the limitations on the Existing Lender's obligations set out in paragraphs (a) and (c) of Clause 24.4 (Limitation of responsibility of Existing Lenders) of the Facilities Agreement; and (b) that it is the responsibility of the New Lender to ascertain whether any document is required or any formality or other condition requires to be satisfied to effect or perfect the transfer contemplated by this Assignment Agreement or otherwise to enable the New Lender to enjoy the full benefit of each Finance Document.

-/0 Schedule 5 -2 7. The New Lender confirms that it is a "New Lender" within the meaning of Clause 24.1 (Assignments and transfers by the Lenders) of the Facilities Agreement. 8. The Existing Lender and the New Lender confirm that the New Lender is not an Obligor or an Affiliate of an Obligor. 9. This Assignment Agreement acts as notice to the Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 24.7 (Provision of Transfer Certificate or copy of Assignment Agreement to Borrower) of the Facilities Agreement, to the Borrower (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement. 10. This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement. 11. This Assignment Agreement is governed by the laws of Taiwan. 12. This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

-/0 Schedule 5 -3 THE SCHEDULE Rights to be assigned and obligations to be released and undertaken [Insert relevant details] [Facility office address, fax number and attention details for notices and account details for payments] [Existing Lender] [New Lender] By: By: This Assignment Agreement is accepted by the Agent and the Transfer Date is confirmed as [ ]. Signature of this Assignment Agreement by the Agent constitutes confirmation by the Agent of receipt of notice of the assignment referred to herein, which notice the Agent receives on behalf of each Finance Party. CTBC Bank Co., Ltd. By: Note: It is the New Lender's responsibility to ascertain whether any other document is required, or any formality or other condition is required to be satisfied, to effect or perfect the assignment/release/assumption of obligations contemplated in this Assignment Agreement or to give the New Lender full enjoyment of all the Finance Documents.

-/0 Schedule 6 -1 SCHEDULE 6 FORM OF SUBORDINATION UNDERTAKING To: CTBC Bank Co., Ltd., as the Agent With reference to the Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (as amended from time to time, the "Facilities Agreement"), between and by (among others) Super Micro Computer, Inc. Taiwan (as the Borrower), the banks and other financial institutions named therein (as the Lenders) and the Agent, under which the Lenders have agreed to make available to the Borrower the Facilities (as defined in the Facilities Agreement) on the terms and conditions contained therein. We, being the shareholder/related party of the Borrower (the "Subordinated Lender"), hereby agrees as follows: 1. In this Subordination Undertaking, "Subordinated Indebtedness" means all the existing and future loans, advances or indebtedness owing by the Borrower to the Subordinated Lender, together with interest thereon and any other amounts which may become owing by the Borrower to the Subordinated Lender in connection therewith. Unless the context requires otherwise, terms and expressions defined in the Facilities Agreement have the same meanings when used in this Subordination Undertaking. 2. Subject to Clause 21.21 (Subordination) of the Facilities Agreement and to payments otherwise permitted under the Facilities Agreement: 2.1 The Subordinated Lender hereby covenants that the Subordinated Indebtedness owing to it shall be subordinated and subject in right of payment to the prior payment in full of all amount(s) owing at any time and from time to time by the Borrower to the Finance Parties under the Finance Documents (the "Liabilities") and accordingly the Finance Parties shall be entitled to receive payment in full of all Liabilities before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Indebtedness or any part thereof. For avoidance of doubt, it is acknowledged and agreed that the Liabilities include those arising from the Increased Facilities. 2.2 The Subordinated Lender and the Borrower undertake that, notwithstanding anything to the contrary contained in any agreement or document constituting or evidencing the Subordinated Indebtedness, the Subordinated Indebtedness shall not be due or capable of becoming or being declared due and payable prior to the payment in full of all Liabilities. 2.3 The Subordinated Lender hereby undertakes and directs that any amounts which it may, notwithstanding the provisions of this Subordination Undertaking, become entitled to receive on account of Subordinated Indebtedness prior to the payment in full of all

-/0 Schedule 6 -2 Liabilities, whether upon the dissolution of the Borrower or for any other reason whatsoever, shall be appropriated and applied by it first in or towards the discharge of the Liabilities in accordance with the provisions of the Finance Documents and thereafter any balance shall be appropriated and applied by it in or towards discharge of the Subordinated Indebtedness. Any amount so appropriated and applied in or towards discharge of the Liabilities shall be deemed not to have been repaid by the Borrower to the Subordinated Lender. 2.4 If, despite the provisions of this Subordination Undertaking, the Subordinated Lender receives directly or indirectly any amount on account of Subordinated Indebtedness prior to the payment in full of all Liabilities, it will forthwith pay or cause the same to be appropriated and applied by it as set forth in Paragraph 2.3 above and, accordingly, such amount shall be deemed not to have been received by the Subordinated Lender. 2.5 The Subordinated Lender declares that it shall hold its rights to the Subordinated Indebtedness and all moneys received, recovered or held by it on account of the Subordinated Indebtedness pursuant to such rights, as agent for the benefit of the Finance Parties to give effect to the provisions of this Paragraph 2 and each of the Subordinated Lender and the Borrower further declares that its covenants and undertakings contained in this Subordination Undertaking are given by it for the benefit of the Finance Parties. 3. The Subordinated Lender undertakes that, except for payments permitted under the Facilities Agreement, it will not, prior to the payment in full of all Liabilities, ask, demand, sue or prove for, take or receive directly or indirectly, whether by exercise of set-off, counterclaim or in any other manner, payment of any Subordinated Indebtedness. 4. Each of the Subordinated Lender and the Borrower covenants as follows: 4.1 it will forthwith notify the Agent upon the entering into of any agreement or the execution of any other document which relates to the Subordinated Indebtedness and give details of the terms thereof and deliver a copy thereof to the Agent; 4.2 it will not amend or agree to the amendment of any agreement or document to which Paragraph 4.1 relates, without the prior written consent of the Agent unless such amendment is not adverse to the interest or rights of the Finance Parties; 4.3 it will ensure that all documents entered into by it which constitute or evidence the Subordinated Indebtedness will contain a provision satisfactory to the Agent to the effect that the Subordinated Indebtedness thereby constituted or evidenced is subordinated to the Liabilities upon the terms of this Subordination Undertaking; 4.4 it will not exercise any right of set-off/netting or counterclaim against any the

-/0 Schedule 6 -3 Subordinated Indebtedness; and 4.5 it will not, prior to the payment in full of all Liabilities, assign or purport to assign any of its rights under or in respect of the Subordinated Indebtedness or under any agreement or other document constituting or evidencing the same. 5. This Subordination Undertaking shall be governed by the laws of Taiwan. The Borrower and the Subordinated Lender hereby irrevocably agree to submit to the non- exclusive jurisdiction of the courts of Taiwan, with the Taiwan Taipei District Court being the court of the first instance. Date: BORROWER Super Micro Computer, Inc. Taiwan SUBORDINATED LENDER [Name of Subordination Lender] By: ________________________ Name: Title: By: ________________________ Name: Title:

-/0 Schedule 7 SCHEDULE 7 TIMETABLES Delivery of a duly completed First Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request)) T-5 Business Days Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request)) T-3 Business Days Agent notifies the Lenders of the Loan in accordance with Clause 5.5 (Lenders' participation) T-2 Business Days Benchmark Rate for USD Loan for Facility A1 is fixed Quotation Day as at 11:00 a.m. Taipei time (or such later time as agreed by Agent, acting in its discretion) Benchmark Rate for USD Loan for Facility A2 is fixed Quotation Day as at 11:30 a.m. New York time (or such later time as agreed by Agent, acting in its discretion) Benchmark Rate for NTD Loan is fixed Quotation Day as at 11:30 a.m. Taipei time (or such later time as agreed by Agent, acting in its discretion)

-/0 Schedule 8 - 1 SCHEDULE 8 FORM OF REAL ESTATE MORTGAGE AGREEMENT 不動產抵押權設定合約 REAL ESTATE MORTGAGE AGREEMENT 本不動產抵押權設定合約（下稱「本契約」）由美超微電腦股份有限公司（下稱 「抵押義務人」）及中國信託商業銀行股份有限公司（以其為中華民國民法第二百八 十三條規定連帶債權人之地位，為授信合約（定義如后）的全體融資方之連帶債權利 益持有該項擔保權益，下稱「抵押權人」）於西元（以下同）[●]年[●]月[●]日簽訂。 THIS REAL ESTATE MORTGAGE AGREEMENT (this "Agreement") is entered into as of [●] by and between SUPER MICRO COMPUTER, INC. TAIWAN (the "Mortgagor") and CTBC BANK CO., LTD. (as a joint and several creditor pursuant to Article 283 of the Civil Code of the Republic of China, for and on behalf of and for the joint and several benefit of the Finance Parties under the Facilities Agreement (as defined below), the "Mortgagee"). 緣，抵押義務人（以借款人之地位）於2026年 1 月 21 日與抵押權人（以管理銀行 之地位）及授信銀行（下稱「授信銀行」）簽訂本金總額最高相當於美金貳拾億元之 循環動用貸款授信合約（含其後續增補，下稱「授信合約」）。又，抵押權人就其於 授信合約及其他融資文件下之各項債權與其他融資方為連帶債權人關係。除非另有定 義，本契約所使用之名詞定義均與授信合約之定義相同。 WHEREAS, the Mortgagor, as the borrower, the Mortgagee, as the agent, and the lenders (the "Lenders") entered into a Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement on January 21, 2026 (as amended from time to time, the "Facilities Agreement"). And, the Mortgagee has the joint and several creditor relationships with all other Finance Parties for all rights, claims and benefits under the Facilities Agreement and the other Finance Documents. Unless otherwise defined herein, all terms used herein shall have the same meanings as defined in the Facilities Agreement. 雙方基於前述之合意，約定遵守條款如下： NOW THEREFORE, it is agreed as follows: 1. 抵押義務人茲謹提供其所有詳如附件一所列不動產（下合稱「抵押物」），設 定最高限額新臺幣陸拾億參仟陸佰萬元之第二順位不動產抵押權（下稱「抵押 權」）予抵押權人。抵押義務人所提供之抵押物其所擔保之債權範圍，包括授 信合約債務人對融資方於授信合約及其他各融資文件下所負之目前及未來各項 債務及負債（無論是既存或是或有）（下合稱「擔保債務」）之清償。為免疑 義，當事人茲確認及同意，擔保債務應包含授信合約下之擴增額度所生者。

-/0 Schedule 8 - 2 The Mortgagor hereby agrees to grant the Mortgagee a second ranking priority maximum amount mortgage in the maximum amount of up to six billion and thirty-six million NT Dollars (NT$ 6,036,000,000) (this "Mortgage") over the real estate listed and attached as Schedule I (the "Mortgaged Property"). The obligations to be secured by the mortgage include all present and future obligations and liabilities (whether actual or contingent) of the Obligors to the Finance Parties under the Facilities Agreement and other Finance Documents (collectively, the "Secured Liabilities"). For avoidance of doubt, the parties hereto hereby acknowledge and agree that the Secured Liabilities shall include those arising from the Increased Facilities under the Facilities Agreement. 2. 本契約存續期間應自[●]年[●]月[●]日起至[●]年[●]日[●]日止共三十年，屆期並得 由本契約當事人以書面協議延長期限。惟本契約雖有前開存續期間之規定，擔 保債務如業經終局且不可撤銷地全數清償完畢且授信銀行依授信合約提供或維 持額度之義務已結束後，抵押權應依本契約第 6條之約定解除之。 The term and validity period of this Agreement shall commence from [●] and end on [●] for a term of thirty (30) years and can be extended by written agreement between the parties to this Agreement. Notwithstanding the stated term and validity period, this Mortgage shall be discharged after the Secured Liabilities have been finally and irrevocably repaid in full and the obligations of the Lenders under the Facilities Agreement to provide or maintain the Facilities have been cancelled, in accordance with Clause 6. 3. 抵押義務人明確瞭解且同意本契約第 1 條所約定抵押權之擔保債務範圍。於申 請抵押權登記文件中所列抵押物之價值僅為登記計算之目的。各抵押物得為本 契約擔保債務全部金額之擔保。當發生違約事由且違約狀態持續中，除本契約 另有約定外，抵押權人有權依據本契約或法律規定執行任何抵押物、行使其權 利或救濟以清償擔保債務。 The Mortgagor acknowledges and agrees that the Secured Liabilities under this Mortgage is as stipulated in Clause 1. The value of the Mortgaged Property listed in the registration documents for this Mortgage is only for the purpose of the registration fee calculation. Each Mortgaged Property may be used as security for the total amount of the Secured Liabilities under this Agreement. When an Event of Default has occurred and is continuing, the Mortgagee has the right and is entitled to foreclose on any of the Mortgaged Property and to exercise any other rights and remedies under this Agreement or at law to recover and pay any Secured Liabilities unless otherwise provided in this Agreement. 4. 本契約之擔保債務之清償日期與支付日期應依據授信合約、其他融資文件與本 契約（依相關擔保債務適用情形）之約定。

-/0 Schedule 8 - 3 The repayment dates and payment dates of the Secured Liabilities under this Agreement shall be determined in accordance with the Facilities Agreement, other Finance Documents and this Agreement, as applicable to the relevant Secured Liabilities. 5. 抵押義務人應於本契約簽約日後五個營業日內，與抵押權人共同向主管機關為 抵押權設定登記之申請。於抵押物之抵押權設定後，抵押義務人應為一切必要 之行為協助抵押權人及登記機關，於抵押物上為抵押設定之標示。抵押義務人 並應確保於首動日前完成抵押物之第二順位不動產抵押權登記。抵押物之結構 改良或添附應經抵押權人書面同意（且抵押權人不得無理由拒絕同意或遲延給 予同意），且該同意獲得後，抵押物之結構改良或添附應受本契約創設之抵押 權效力所及，因結構改良或添附或其他原因依法令應為變更登記時，抵押義務 人應即辦理。因辦理抵押權設定登記及變更登記所生之一切合理費用或支出， 應由抵押義務人負擔。 The Mortgagor and the Mortgagee shall forthwith, within five (5) Business Days after the date of this Agreement, jointly file an application with the competent authorities for registration of this Mortgage. After the creation of this Mortgage on the Mortgaged Property, the Mortgagor shall take all necessary actions to assist the Mortgagee and the registration authorities to affix a notice of mortgage onto the Mortgaged Property to reflect that the Mortgaged Property has been mortgaged in favour of the Mortgagee. The Mortgagor shall ensure that the registration of the second ranking priority mortgage over the Mortgaged Property be completed before the First Utilisation Date. Any structural improvement or addition to the Mortgaged Property shall be subject to the written consent of the Mortgagee (such consent shall not be unreasonably withheld or delayed) and following consent such structural improvement or addition shall be made subject to the Mortgage created under this Agreement and the mortgage registration shall be amended forthwith in case of such structural improvement or addition to the Mortgaged Property or for any other reasons required by laws and/or regulations. All reasonable fees or expenses arising hereof, including the registration of this Mortgage and any change thereto, shall be borne by the Mortgagor. 抵押物範圍包括現有及其後改良或添附之建築物、地上物、水利、花園、樹木 及附屬之全部設備，包括自來水、水井、瓦斯、電氣、冷暖氣、衛生設備及相 似設備。 The Mortgaged Property shall include the buildings, superficies, water supply, garden, trees, and all the fixtures appurtenant to the Mortgaged Property, such as tap water, well, gas, power supply, air-conditioning (cold and heating), sanitary equipment and other similar equipment, which are now or hereafter improved or added to the Mortgaged Property.

-/0 Schedule 8 - 4 6. 於擔保債務業經終局且不可撤銷地全數清償完畢且授信銀行依授信合約提供或 維持額度之義務已結束後，抵押權人應發給清償證明並應協助抵押義務人辦理 抵押權塗銷登記。屆時，本契約應即終止之。所有因本契約所生之一切合理費 用或支出，包括與解除抵押權之登記及其任何變更相關者，應由抵押義務人負 擔。 After the Secured Liabilities have been finally and irrevocably repaid in full and the obligations of the Lenders under the Facilities Agreement to provide or maintain the Facilities have been cancelled, the Mortgagee shall issue a certificate to the Mortgagor to such effect and assist the Mortgagor to de-register this Mortgage created under this Agreement and this Agreement shall terminate. All reasonable fees or expenses arising hereof, including in connection with the de-registration of this Mortgage and any change thereto, shall be borne by the Mortgagor. 7. 抵押義務人茲向抵押權人聲明保證，於本契約簽署日： The Mortgagor hereby represents and warrants to the Mortgagee that on the date of this Agreement: (a) 本契約附件一明細所載之抵押物明細均為正確； the details of the Mortgaged Property set out in Schedule I are correct and accurate; (b) 抵押物為抵押義務人單獨合法所有，且對其具有合法轉讓之權利； the Mortgagor is the sole legal and beneficial owner of the Mortgaged Property and has good and marketable title thereto; (c) 抵押義務人完成抵押權登記時，抵押權人即應對抵押物擁有合法、有效、 具拘束力且可執行之第二順位抵押權； upon the completion of registration of this Mortgage, the Mortgagee shall have a legal, valid, binding and enforceable second ranking priority mortgage over the Mortgaged Property; (d) 除抵押物上既有之第一順位抵押權、依本契約所設定之擔保利益或授信 合約所明文允許之擔保利益外，抵押物並無任何他人之權利或設定任何 負擔，且並未受扣押或查封； other than the existing first ranking priority mortgage over the Mortgaged Property, the security interest created pursuant to this Agreement or expressly permitted under the Facilities Agreement, the Mortgaged Property is free and clear of any security interests or encumbrances, and is not attached or

-/0 Schedule 8 - 5 sequestrated; (e) 抵押物非禁止受扣押、占有、轉讓或設定抵押或其他權利者； the Mortgaged Property is not subject to restriction on attachment, possession, transfer, mortgage or creation of other rights; (f) 除已向抵押權人為書面揭露者外，抵押物並無出售、贈予、出租、出借 或承諾出售、贈予、出租、出借之情事，未被他人非法占有，亦非任何 爭議事件之標的； unless otherwise disclosed to the Mortgagee in writing, the Mortgaged Property has not been or committed to be sold, bestowed, leased, lent to, or illegally occupied by any other party, and is not the subject of any dispute; (g) 政府或其他公有機關之任何與一切同意或許可或應向其提出之通知，或 其他程序，凡屬抵押義務人簽署與履行本契約及設定抵押所必要者，均 已適時合法取得或完成，且第三人之任何與一切同意（如有時）均已適 時取得； any and all permissions or approval of, or notification to the government or other public institutions or other procedures which are necessary for the execution and performance of this Agreement, and the creation of the Mortgage by the Mortgagor have been legally obtained or completed in a timely manner and any and all consents from third parties (if any) have been obtained in a timely manner; (h) 抵押權之設定並無害於抵押義務人之債權人的權利； the creation of the Mortgage is not detrimental to the rights of the creditors of the Mortgagor; and (i) 抵押義務人於各重大方面皆遵守與抵押物之所有、使用及收益有關之法 律、規則及命令。 the Mortgagor is in compliance with all applicable laws, rules and regulations governing the Mortgagor's ownership, use and operation of the Mortgaged Property in all material respects. 本條之聲明及保證透過參照於各動撥申請書提出之日、各動用日及各付息日仍 存在的事實及情況，視為經抵押義務人作成。 The representations and warranties in this Clause are deemed to be made by the Mortgagor by reference to the facts and circumstances then existing on the date of each Utilisation Request, each Utilisation Date and each Interest Payment Date.

-/0 Schedule 8 - 6 8. 抵押義務人不得為任何足使抵押物價值顯著減少之行為（正常耗損除外）。抵 押物如有毀損、滅失或價值顯著減少時，抵押義務人應即通知抵押權人。除授 信合約所允許或已徵得抵押權人之事前書面同意者外，抵押義務人不得出讓抵 押物、設定或允許任何抵押權、擔保物權、負擔、質權或設定其他可能影響抵 押權之擔保權利。 The Mortgagor shall not cause the material diminishment of the value of the Mortgaged Property (ordinary wear and tear excluded). If the Mortgaged Property has deteriorated, has been destroyed, or has diminished in value significantly, the Mortgagor shall immediately notify the Mortgagee. The Mortgagor shall not create or permit to exist any mortgage, security interest, encumbrance, lien or other security rights over the Mortgaged Property unless it has obtained the prior written consent of the Mortgagee or otherwise expressly permitted under the Facilities Agreement. 抵押義務人得將抵押物之全部或一部出租予客戶，惟應以善良管理人之注意， 管理抵押物，且不得擅自毀壞、移除或遮蔽抵押物上抵押設定之標示。 The Mortgagor may lease part or all of the Mortgaged Property to Customers but shall manage the Mortgaged Property with due care of a good administrator and not destroy, remove or cover up the notice of mortgage affixed to the Mortgaged Property. 9. 非經抵押權人事前書面同意，抵押義務人不得擅自出售、移轉、出借或處分抵 押物；惟本第 9 條不適用於抵押義務人因日常營運所為之出借。經以合理時間 事前書面通知抵押義務人且抵押義務人取得其客戶同意後，抵押義務人應允許 抵押權人或其授權之人於合理時間進入抵押物所在地檢視並檢查抵押物之現狀 及維護情形，惟抵押權人及其授權之人於訪視、檢視及檢查期間，應全程遵守 抵押義務人及其客戶可能實行之使用安全政策。 The Mortgagor shall not sell, transfer, lend or otherwise dispose of the Mortgaged Property without the prior written consent of the Mortgagee provided that this Clause 9 shall not apply to lending made for the Mortgagor's daily operations. Upon reasonable period of prior written notice to the Mortgagor and after the Mortgagor has obtained consents from the Customer(s), the Mortgagor shall permit the Mortgagee and any persons authorised by the Mortgagee to enter the site where the Mortgaged Property is located at a reasonable hour to inspect and examine the Mortgaged Property's condition and state of repair, provided that the Mortgagee and its authorised personnel shall, at all times, during the visit, inspection and examination, comply with the access security policies that may be imposed by the Mortgagor and the Customer(s). 10. 抵押權人於行使本契約所創設之權利前，並無義務向抵押義務人或任何其他人 作成催告、執行權利或提出請求，對抵押義務人或任何其他人提起任何法律程

-/0 Schedule 8 - 7 序、或取得任何法院之判決，於抵押義務人或任何其他人之清算、破產程序中 提交債權證明，或針對任何擔保債務就其他擔保品予以執行，或嘗試提起執行 程序。 The Mortgagee shall not be obliged to make any demand of or enforce any rights or claim against the Mortgagor or any other person, to take any action or obtain judgment in any court against the Mortgagor or any other person or to make or file any proof or claim in a liquidation, bankruptcy or insolvency of the Mortgagor or any other person or to enforce or seek to enforce any other security in respect of any or all of the Secured Liabilities before exercising any right created hereunder. 11. 在法律允許的範圍內，本契約下抵押義務人之義務應持續有效，亦不因下列情 事而受影響，不得因此而予終止、解除、減損或受影響： To the extent permissible by law, the obligations of the Mortgagor under this Agreement shall remain in full force and effect without regard to, and shall not be terminated, discharged, impaired or affected by: (a) 授信合約、其他融資文件、與授信合約相關之文件或抵押義務人與抵押 權人簽訂之其他文件、契據有修改、變更、或轉讓時（本契約除外）； any amendment, modification or assignment of the Facilities Agreement, any other Finance Document, any other document related thereto or any other document or instrument executed by and between the Mortgagor and the Mortgagee (other than this Agreement); (b) 抵押權人行使、執行或未行使或未執行其在本契約、授信合約、其他融 資文件或其與抵押義務人簽訂之文件、契據下之權利、權力或救濟時； any exercise or enforcement or non-exercise or non-enforcement by the Mortgagee of any right, power or remedy under this Agreement, the Facilities Agreement, any other Finance Document or any other document or instrument executed by and between the Mortgagor and the Mortgagee; (c) 關於本契約、授信合約、授信文件或抵押義務人與抵押權人簽訂之文件、 契據，有豁免、同意、延展期限、給予寬限或其他行為或不行為時；或 any waiver, consent, extension of time, indulgence or other action or inaction in respect of this Agreement, the Facilities Agreement, any other Finance Document or any other or any document or instrument executed by and between the Mortgagor and the Mortgagee; or (d) 抵押義務人或抵押權人破產、重整、和解、無清償能力、清算、組織變 更。

-/0 Schedule 8 - 8 the bankruptcy, reorganisation, composition, insolvency, liquidation or change of constitution or status of the Mortgagor or the Mortgagee. 12. 抵押物全部或一部因公用徵收或其他原因，致抵押義務人有權自第三人受付補 償價款時，抵押義務人茲此授權抵押權人向有關政府主管機關直接請求領取補 償價款。此一補償價款應依第 17條及授信合約之相關約定抵償擔保債務。 If the Mortgaged Property is seized due to public confiscation or other reasons and the Mortgagor is entitled to receive compensation from third parties, the Mortgagor hereby authorises the Mortgagee to directly apply for compensation from the relevant authorities. The proceeds from any such compensation may be applied by the Mortgagee to the payment or prepayment of the Secured Liabilities in accordance with Clause 17 and relevant provisions under the Facilities Agreement. 13. 授信合約所定違約情事發生並持續時，應得立即執行抵押權。 The Mortgage shall be immediately enforceable on and at any time after the occurrence of an Event of Default provided in the Facilities Agreement which is continuing in accordance with the Facilities Agreement. 14. 抵押義務人茲此明示同意，自抵押權依本契約可執行時起，至所有擔保債務不 可撤回清償止，抵押權人得請求抵押義務人移轉任何或所有抵押物之權利予抵 押權人。若移轉之抵押物價值超過擔保債務，抵押權人應返還超出之金額予抵 押義務人。若移轉之抵押物價值不足以償還所有擔保債務，抵押權人仍有權對 抵押義務人請求到期擔保債務之剩餘金額。 The Mortgagor hereby expressly agrees and consents that, when the Mortgage has become enforceable under this Agreement and until the Secured Liabilities is irrevocably paid and satisfied in full, the Mortgagee may request the Mortgagor to transfer any or all title of the Mortgaged Property to the Mortgagee. If the value of the transferred Mortgaged Property exceeds the Secured Liabilities, the Mortgagee shall pay/return the excess amount to the Mortgagor. If the value of the transferred Mortgaged Property is insufficient to pay and satisfy the Secured Liabilities in full, the Mortgagee retains the rights to claim the outstanding amount of Secured Liabilities against the Mortgagor. 15. 抵押義務人茲此明示同意，如授信合約所定違約情事發生並存續時，抵押權人 得於相關法律允許之最大範圍內，以公開拍賣或私下變賣方式處分抵押物。於 任何前述出售情形，抵押權人得投標或承買該出售抵押物之全部或部分，且就 任何因此所生收入或處分抵押物所生孳息，抵押權人不需對抵押義務人負擔任 何義務。

-/0 Schedule 8 - 9 The Mortgagor hereby expressly agrees and consents that, to the greatest extent permitted by applicable laws, after the occurrence of an Event of Default provided in the Facilities Agreement which is continuing, the Mortgagee may dispose the Mortgaged Property at public auction or by private sale. At any such sale, the Mortgagee may bid for or purchase the whole or part of the Mortgaged Property so sold without obligations to account to the Mortgagor with respect to any subsequent income earned therefrom or the disposal proceeds thereof. 16. 抵押義務人茲承諾：（i）與抵押權人及透過拍賣或變賣程序購買抵押物之買受 人（下稱「買受人」）合作，簽署一切必要之文件及為一切必要之申請，以便 買受人登記成為抵押物之所有權人；及（ii）履行與該抵押物所有權移轉予買受 人有關之一切義務。出售抵押物所得之款項應依第 17條處理。 The Mortgagor hereby undertakes that it shall: (i) cooperate with the Mortgagee and the party or parties which purchase the Mortgaged Property through public auction or by private sale (the "Purchaser") by executing all documents and filing all applications necessary for the registration of such Purchaser as owner of such Mortgaged Property, and (ii) fulfill any and all obligations arising from or in connection with the transfer of such Mortgaged Property to the Purchaser. The proceeds from any sale of any Mortgaged Property shall be applied in accordance with Clause 17. 抵押義務人以不可撤銷之方式指定抵押權人為其代理人（具有取代之充分權 力），得以其名義或其他方式代表其簽章、簽署、交付、確立及辦理本契約事 項之所有必要契據、文件、行為及事宜：履行抵押義務人依本契約之義務、行 使本契約賦予之權利，或授予抵押權人本擔保之完整利益。依以上指定代理， 抵押權人有權代抵押義務人進行受任人得合法進行之一切事宜，惟抵押權人於 違約情事發生且違約狀態持續中，或於抵押義務人未遵守其於本契約下之義務 時，始得行使依本條獲得授予之權力。必要時，抵押義務人應追認及確認前述 代理人或替代代理人依本條規定簽署或進行之契據、文件、行為或事宜。 The Mortgagor irrevocably appoints the Mortgagee to be its attorney (with full power of substitution) and in its name or otherwise on its behalf to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required for carrying out any obligations imposed on the Mortgagor under this Agreement or for exercising any of the powers conferred under this Agreement or for giving to the Mortgagee the full benefit of this security so that the appointment under this Agreement made shall operate to confer on the Mortgagee authority to do on behalf of the Mortgagor anything which it can lawfully do by an attorney provided that the powers conferred on the Mortgagee pursuant to this Clause shall be exercisable by the Mortgagee upon and after the occurrence of an Event of Default which is continuing or

-/0 Schedule 8 - 10 following any failure by the Mortgagor to comply with any of its obligations under this Agreement. When necessary, the Mortgagor shall ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do in accordance with this Clause. 17. 抵押權人處分抵押物所得價金，首先應由抵押權人用於行使、強制執行及維護 抵押權人基於本契約之所有權利及利益所支出之合理費用，其次依授信合約第 27.5條（部分清償）之約定之方式及順序抵償擔保債務。 All proceeds received from the disposal by the Mortgagee of the Mortgaged Property shall be first applied by the Mortgagee to the payment of the fees and expenses reasonably incurred from the exercise, compulsory execution and maintenance of all rights and interests of the Mortgagee under this Agreement and then to the payment of the Secured Liabilities in the method and order as provided in clause 28.5 (Partial payments) of the Facilities Agreement. 18. 抵押物於抵押權人占有後所生天然或法定孳息，應直接由抵押權人收取，並依 相關法令之規定及本契約抵償抵押義務人所欠之擔保債務。 Any natural or legal increments in value of the Mortgaged Property subsequent to the possession of the Mortgaged Property by the Mortgagee shall be directly collected and used by the Mortgagee, to the fullest extent permitted by applicable laws, for discharging the Secured Liabilities in accordance with this Agreement. 19. 依本契約向各當事人所為之任何通知或往來應以書面為之，並依授信合約所定 之方式為送達。 Any notice or other communication under this Agreement shall be in writing, delivered in accordance with the Facilities Agreement. 20. 本契約應以中華民國法律解釋及適用。 This Agreement shall be governed by and interpreted in accordance with the laws of the Republic of China. 除法律特別規定專屬管轄者外： Unless there is special provision of exclusive jurisdiction under the laws, (a) 就因本契約所生或與本契約有關之任何爭議（包括與本契約存續、有效 或終止有關的任何爭議）（下稱「爭議」），臺灣臺北地方法院為具有 專屬管轄權的第一審管轄法院； the courts of Taiwan with the Taiwan Taipei District Court being the court of first instance have exclusive jurisdiction to settle any dispute arising out of or in

-/0 Schedule 8 - 11 connection with this Agreement (including any dispute regarding the existence, validity or termination of this Agreement) (a "Dispute"); (b) 抵押義務人及抵押權人同意，臺灣的法院就解決爭議而言，係為最適當 且便利之法庭，故當事人將不會為相反之抗辯；及 the Mortgagor and Mortgagee agree that the courts of Taiwan are the most appropriate and convenient courts to settle the Disputes and accordingly none of them will argue to the contrary; and (c) 縱有上述第（a）項及第（b）項之約定，並未阻止抵押權人得於其他司 法管轄權區域下之法院中，提起與爭議有關的法律程序。於法律允許之 範圍內，抵押權人得於數個司法管轄權區域下同時進行法律程序。 notwithstanding paragraphs (a) and (b) above, the Mortgagee shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Mortgagee may take concurrent proceedings in any number of jurisdictions. 21. 本契約以中、英文作成。如中文版本與英文版本有任何歧異，應以中文版本為 準。 This Agreement is drawn in Chinese and English. In the event of any discrepancy between the English and the Chinese versions, the Chinese version shall prevail. 22. 本契約效力及於抵押義務人之各繼受人、受讓人、受託人、管理人、重整人及 清算人，但非經抵押權人事前以書面同意，抵押義務人不得轉讓或移轉其依本 契約所生之任何權利（若有）及／或所負之義務。抵押權人得於依本契約相關 約定通知抵押義務人（但無須取得抵押義務人之同意）後，將其於本契約下各 項權利之部分或全部轉讓予受讓擔保債務之請求權之人。就抵押權人之轉讓， 抵押義務人茲此同意依授信合約相關約定及於相關法令許可之範圍內簽署各項 必要文件並配合採取各項必要措施（包括但不限於重新申請不動產抵押權之設 定登記或為變更登記），以使該受讓人成為本契約當事人並取得抵押物之相同 順位抵押權；但其相關費用應由抵押權人或該受讓人自行負擔，惟如果轉讓係 發生於授信合約所定違約情事發生後且違約狀態持續中，相關費用應由抵押義 務人負擔。 This Agreement shall be binding upon the respective successor(s), assigned(s), trustee(s), administrator(s), reorganizer(s) and liquidator(s) of the Mortgagor, provided, that the Mortgagor may not assign or transfer any or all of its rights (if any) and/or obligations under this Agreement without the prior written consent of the Mortgagee. The Mortgagee may, after a notice is served on the Mortgagor (but the consent of the

-/0 Schedule 8 - 12 Mortgagor is not required), assign or transfer all or any part of its rights under this Agreement to any assignee of the Secured Liabilities. With respect to the Mortgagee's assignment or transfer, the Mortgagor hereby agrees to sign all necessary document and do all required actions (including but not limited to applying for the mortgage creation registration or necessary change registration) to make such assignee and transferee to become the party to this Agreement and obtain the first ranking priority mortgage over the Mortgaged Property pursuant to the relevant terms under the Facilities Agreement and to the extent permitted under applicable law. The Mortgagee, the assignee and the transferee, however, should be liable for the fees incurred for the Mortgagee's assignment or transfer, provided that if the assignment or transfer is made after the occurrence and during the continuance of an Event of Default provided in the Facilities Agreement, the Mortgagor should be liable for the relevant fees. 23. 當抵押權人與其他公司合併時，抵押義務人同意放棄其於民法 881-7條下請求確 定抵押權所擔保之擔保債務之權利。 The Mortgagor agrees to waive its right under Article 881-7 of the Civil Code of the Republic of China, to demand determination of the amount of the Secured Liabilities secured by this Mortgage when the Mortgagee merges with another company. 24. 抵押權人未行使或遲延行使其依本契約或抵押權人與抵押義務人簽署之其他文 件所生之權利或救濟方法，並不表示其放棄該權利或救濟方法；倘就某項權利 或救濟方法僅行使一次或僅行使部分，並不表示其不得再行使該項權利或救濟 方法或不得再行使該項權利或救濟方法之其他部分，亦不表示其不得再行使任 何其他權利或救濟方法。 Neither the failure nor any delay by the Mortgagee in exercising or enforcing any right, power or remedy under this Agreement or any document or instrument executed between or among the Mortgagee and the Mortgagor shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any such right, power or remedy preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right, power or remedy. 25. 如本契約任一條款為無效，各當事人同意該等無效並不影響本契約其他條款或 本契約整體之有效性及可執行性。 If any provision of this Agreement is invalid, it is hereby mutually agreed that such invalidity shall not affect any of the other terms or the validity and enforceability of this Agreement as a whole. 26. 本契約之更正及修改須由抵押義務人及抵押權人共同以書面為之。 No provision of this Agreement may be amended or modified except by an instrument

-/0 Schedule 8 - 13 in writing signed by the Mortgagor and the Mortgagee. 27. 依本契約所生之權利及救濟具累積性並得單獨或共同行使之，且不排除依法得 行使之權利與救濟。 The rights and remedies provided in this Agreement are cumulative and may be exercised individually or concurrently, and are not exclusive of any other rights or remedies provided by law.

-/0 Schedule 8 - 14 茲此證明本契約於首揭日期簽署並交付。 IN WITNESS WHEREOF, this Agreement has been executed and delivered on the date first above written. 抵押義務人：美超微電腦股份有限公司 Mortgagor: SUPER MICRO COMPUTER, INC. TAIWAN 代表人： Representative: 地址： Address:

-/0 Schedule 8 - 15 抵押權人：中國信託商業銀行股份有限公司 Mortgagee: CTBC BANK CO., LTD. 代表人： Representative: 地址： Address:

-/0 Schedule 8 - 16 附件一 Schedule I 抵押物明細 DETAILS OF THE MORTGAGED PROPERTY 地號／建號： Land lot number/Building serial number:

-/0 Schedule 9 -1 SCHEDULE 9 FORM OF ACCOUNTS PLEDGE AGREEMENT ACCOUNTS PLEDGE AGREEMENT THIS ACCOUNTS PLEDGE AGREEMENT (this "Agreement") is entered into as of [●] by and between: (1) SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司), a company incorporated under Taiwanese law with registered address as at 3 F., No. 150, Jian 1st Rd., Zhonghe Dist., New Taipei City 235603, Taiwan (R.O.C.), as pledgor (the "Pledgor"); and (2) CTBC BANK CO., LTD., as the agent for and on behalf of the Finance Parties (as defined in the Facilities Agreement (as defined below)), as pledgee (the "Pledgee"). WHEREAS, according to an Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 and made between, inter alia (1) SUPER MICRO COMPUTER, INC. TAIWAN, as the borrower (the "Borrower"), and (2) CTBC BANK CO., LTD. as the agent (as amended from time to time, the "Facilities Agreement"), the Lenders have agreed, upon and subject to the terms and conditions of the Facilities Agreement, to make available to the Borrower a revolving loan facility of up to US$ 2,000,000,000 (or its equivalent); WHEREAS, according to the Facilities Agreement, the Pledgee shall be deemed to be a creditor jointly and severally with each of the Finance Parties with respect to the rights and claims against the Obligors and under any other Finance Documents pursuant to Article 283 of the Civil Code of Taiwan; and WHEREAS, in order to secure all present and future obligations and liabilities (whether actual or contingent) of the Obligors to the Finance Parties under the Facilities Agreement and other Finance Documents, the Pledgor has agreed to provide pledge in favour of the Pledgee over certain account(s) and the balance therein. NOW THEREFORE, in consideration of the foregoing and of the covenants and agreements herein contained, the parties hereto agree as follows: 1. INTERPRETATION. 1.1 Definitions. Unless otherwise defined in this Agreement or unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings given in the Facilities Agreement. In this Agreement:

-/0 Schedule 9 -2 "CD" means the certificate of deposit issued by the Account Bank to the Pledgor with details set out in Schedule I, representing the funds which are placed on term deposit with the Account Bank and all related rights, and all additions to, redesignation, subdivision or renewals or replacements thereof (in whatever currency), and all interest or other sums which may accrue from time to time thereon. "Pledge" means the Security in the form of a maximum pledge created under or pursuant to this Agreement. "Pledged Accounts" means the accounts in the name of the Pledgor with more details set forth in Schedule I. "Pledged Cash" means the money credited or standing to the credit of each of the Pledged Accounts and/or represented by the CD from time to time. "Secured Liabilities" means all present and future obligations and liabilities (whether actual or contingent) of the Obligors to the Finance Parties under the Facilities Agreement and other Finance Documents. For avoidance of doubt, the parties hereto hereby acknowledge and agree that the Secured Liabilities shall include those arising from the Increased Facilities under the Facilities Agreement. "Security Period" means the period beginning from the date of this Agreement and ending on the date that all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full. 1.2 Interpretation. In this Agreement: (a) the rules of interpretation set out in clause 1.2 (Construction) of the Facilities Agreement shall apply to this Agreement mutatis mutandis. (b) any reference to the "Pledgor" and the "Pledgee" shall be construed so as to include its (and any subsequent) successors and any permitted assigns and transferees in accordance with their respective interests. (c) references to any document shall be construed as references to such document as the same may be amended or supplemented from time to time. (d) references to Clauses and Schedules are to clauses of and the schedules to this Agreement. Clause headings are inserted for reference only and shall be ignored in construing this Agreement. 2. PLEDGE.

-/0 Schedule 9 -3 2.1 Pledge. (a) In consideration of the Lenders agreeing to make the Facilities available to the Borrower upon the terms and conditions of the Facilities Agreement, the Pledgor hereby pledges to the Pledgee, for the benefits of the Finance Parties, and creates a first priority pledge in a maximum amount of US$ 2,400,000,000 (or its equivalent) for thirty (30) years from the date of this Agreement, over each of the Pledged Accounts and/or CD and all its rights, title, interests, benefit and claims therein and the Pledged Cash, regardless of whether all or any part of the Pledged Cash is in the form of cash deposited in the Pledged Accounts or if otherwise evidenced by a CD, as a continuing security for securing the full amount of the Secured Liabilities and the due and punctual payment and discharge of the Secured Liabilities. During the term of this Agreement, the Pledgor also agrees to deliver to the Pledgee the duly completed and executed Pledge Acknowledgements (as defined below) in relation to the Pledged Accounts and all of the Pledgor's rights, title, interests, benefit and claims in respect of the Pledged Accounts and the Pledged Cash therein pursuant to the requirements prescribed in Clause 2.2 and promptly upon the Pledgee's written request. (b) The Pledgor shall, within five (5) Business Days from the date of this Agreement, serve a notice of the Pledge on the Account Bank and promptly obtain from the Account Bank a duly completed and executed acknowledgement of the Pledge substantially in the form and content of the Notice and Acknowledgement set forth in Schedule II. Notwithstanding the foregoing, the execution of this Agreement by the Pledgor and the Pledgee shall constitute the foregoing notice of pledge to the Pledgee as the Account Bank, and acknowledgment by the Pledgee as the Account Bank, of the pledge created over the Pledged Accounts/CD opened or maintained with or issued by the Pledgee as the Account Bank from time to time on the terms set out in Schedule II. (c) The Pledgor shall, upon the execution of this Agreement, deliver to the Pledgee the passbook (if any) with respect to each of the Pledged Accounts. (d) The Pledgor shall, before the First Utilisation Date, deliver the original CD to the Account Bank along with any duly executed documents required by the Account Bank for registration and notation of the Pledgee's right over such CD. 2.2 Pledgor's Undertaking. For the purpose of enabling the Pledgee to exercise its rights under this Agreement, the Pledgor undertakes the following:

-/0 Schedule 9 -4 (a) No authorised signatures or chops required for any of the Pledged Accounts/CD shall be changed without the prior consent of the Pledgee; (b) If all or any part of the Pledged Cash is in the form of cash deposit, it shall, on the date hereof, on the first Business Day of each Month or upon the Pledgee's request from time to time, provide the Pledgee with a duly completed acknowledgement of pledge duly executed by the Pledgor in the form set forth in Schedule III (each a "Pledge Acknowledgement") or any other form of acknowledgment of pledge customarily used by the Pledgee for account pledge creation; (c) If all or any part of the Pledged Cash is evidenced by a CD, it shall, upon its receipt of the CD or a renewal, replacement or substitution CD, deliver to the Pledgee a duly completed Pledge Acknowledgement duly executed by the Pledgor or any other form of acknowledgment of pledge customarily used by the Pledgee for account pledge creation, together with such CD and any other document (if any) customarily used by the Account Bank for the Pledge creation; (d) It shall not create or permit to subsist any security on or transfer, assign or otherwise dispose of, any Pledged Account/CD or any Pledged Cash, or make any withdrawal from any Pledged Account/CD except for any withdrawal expressly permitted under or made in accordance with the Facilities Agreement before an Event of Default has occurred which is continuing, and if any funds are deposited/remitted into the Pledged Account or all or any part of the Pledged Cash is withdrawn from any Pledged Account, it shall immediately provide the Pledgee with a duly completed Pledge Acknowledgement duly executed by the Pledgor to confirm the then balance of the relevant Pledged Account as of such date and subject to the Pledge; (e) The Pledgor hereby irrevocably appoints the Pledgee to be its authorised agent for the purpose of executing in the Pledgor's name and on the Pledgor's behalf, the required Pledge Acknowledgement in favour of the Pledgee in respect of the relevant Pledged Account; (f) The Pledgor acknowledges and agrees that to the greatest extent permitted by applicable law, its failure to deliver any of the documents to the Pledgee as required under this Clause 2.2 shall not affect the validity and enforceability of the Pledge; and (g) If an Event of Default has occurred and is continuing, it shall, immediately upon the Pledgee's written request, execute all necessary instructions and take all actions that the Pledgee (acting in its sole and absolute discretion) deems to be

-/0 Schedule 9 -5 necessary to enable the Pledgee to withdraw all or any part of the Pledged Cash and apply such Pledged Cash towards repayment of the Secured Liabilities in accordance with the Facilities Agreement. If the Pledgor fails to deliver such requested instructions or take the actions that the Pledgee (acting in its sole and absolute discretion) deems to be necessary, the Pledgor shall be deemed to have irrevocably appointed the Pledgee to be its authorised agent for the purpose of executing or taking in the Pledgor's name and on the Pledgor's behalf, such instructions or actions. 2.3 Interest. Unless and until the Pledged Cash is applied by the Pledgee for repayment of the Secured Liabilities pursuant to the terms of Clause 6, the Pledgor shall be entitled to all interest paid on the Pledged Cash although such interest shall be subject to the Pledge as prescribed in Clause 2.1. 2.4 Discharge. (a) If an Event of Default has occurred and is continuing, the Pledgor hereby agrees that the Pledgee is entitled to apply the Pledged Cash or, in the case where all or any part of the Pledged Cash is evidenced by any CD, to redeem the CD and apply the deposit, towards the payment of the Secured Liabilities in accordance with Clause 6. (b) The Pledgor hereby further agrees that each CD representing all or any part of the Pledged Cash is deemed to be pledged independently in favour of the Pledgee but subject to the same terms and conditions as set out herein. (c) Subject to Clause 8.5 below, when the Security Period has expired, (i) the Pledgee shall, at the expense of the Pledgor, take such action as the Pledgor may reasonably require for the purpose of releasing the Pledged Cash, (ii) the Pledgor shall be automatically released from any and all obligations under this Agreement, (iii) the Pledgee shall return or cause the Account Bank to return, to the Pledgor any remaining Pledged Cash in each Pledged Account, the CD, the passbook with respect to each Pledged Account, and (iv) this Agreement will be automatically terminated (for avoidance of any doubt, any Pledgee's rights and claims incurred before the automatic termination of this Agreement shall not be affected). (d) In any legal proceeding, foreclosure and otherwise for the purpose of this Agreement, the Pledgee shall be entitled to calculate the amount of the Secured Liabilities due and payable which have been appropriately reflected in the

-/0 Schedule 9 -6 Pledgee's record and such claimed amount, in the absence of manifest error, shall be conclusive evidence of the matters to which it relates. (e) Any money withdrawn from any Pledged Account in accordance with the Facilities Agreement will be discharged from the Pledge, provided that the remaining balance in such Pledged Account is and shall remain subject to and secured in favour of the Pledgee in accordance with this Agreement. 3. CONTINUING SECURITY. 3.1 This Agreement shall be a continuing security during the Security Period and shall remain in full force and effect until the Security Period has expired, notwithstanding the bankruptcy, insolvency or liquidation or any incapacity or change in the constitution or status of the Pledgor or any intermediate settlement of account or other matter whatsoever. This Agreement is in addition to, independent of, and is not in any way prejudiced by any security, guarantee or other right or remedy now or at any time hereafter held by or available to the Pledgee. This Agreement shall not be affected by any amendment of, or any waiver, variation, release, settlement or compromise of or failure to exercise any rights of the Pledgee under the Facilities Agreement or any of the relevant Finance Documents. 3.2 The Pledge shall secure any and all of the Secured Liabilities. The actual amount of the Secured Liabilities shall be finalized as of the expiry date of this Agreement provided that upon and during the continuance of an Event of Default, the Pledgee may make an intermediate determination of the amount of the Secured Liabilities as of a particular date and exercise its rights and remedies under this Agreement on such basis without prejudice to any further or future exercise of such rights and remedies, provided further that the foregoing shall be subject to further or contrary provision in the Facilities Agreement and the requirements of applicable laws or regulations. 3.3 The Pledgor hereby agrees to waive the right under Article 881-7 of the Civil Code of Taiwan. 4. REPRESENTATIONS AND WARRANTIES. 4.1 The Pledgor hereby represents and warrants to the Pledgee that on the date of this Agreement: (a) all of the Pledged Cash is owned by the Pledgor free from any security or any other rights or interest in favour of third parties except for the Pledge; (b) the Pledged Accounts/CD are legally and beneficially owned by the Pledgor; (c) the particulars of each Pledged Account/CD set out in Schedule I are correct and

-/0 Schedule 9 -7 accurate; (d) no Security exists over any Pledged Account/CD except as created by this Agreement unless otherwise expressly permitted under the Facilities Agreement; and (e) once the notice has been served on the Account Bank pursuant to paragraph (b) of Clause 2.1, subject to Perfection Requirements, this Agreement creates a valid first ranking security interest recognized by the laws of Taiwan over each Pledged Account and CD (as applicable) and is not liable to be avoided or otherwise set aside on its liquidation or otherwise. 4.2 The representations and warranties in Clause 4.1 are deemed to be made by the Pledgor by reference to the facts and circumstances then existing on the date of each Utilisation Request, each Utilisation Date and each Interest Payment Date. 5. UNDERTAKINGS. 5.1 Unless (and to the extent that) the amount of the Pledged Cash is greater than that required by the Facilities Agreement, otherwise expressly permitted or agreed in this Agreement or the Facilities Agreement or agreed in writing by the Pledgee, the Pledgor shall not withdraw or transfer amounts from a Pledged Account/CD. After an Event of Default has occurred which is continuing, the Pledgor shall not withdraw or transfer any amounts from any of Pledged Accounts/CD. To withdraw/transfer amounts standing to the credit of the Pledged Accounts/CD, the Pledgor shall submit a Withdrawal Request substantially in the form set out in Schedule IV to the Agent. 5.2 The Pledgor undertakes and agrees with the Pledgee throughout the continuance of this Agreement that, unless the Pledgee otherwise agrees in writing, the Pledgor: (a) will not create or attempt or agree to create or permit to exist any Security interest over any Pledged Account/CD or any interest therein or otherwise assign, or dispose of any Pledged Account/CD, except as expressly permitted under the Facilities Agreement and/or this Agreement; (b) will not do or cause or permit to be done anything which may in any way jeopardize or otherwise prejudice the validity, enforceability or legal effectiveness of the Pledgee's rights hereunder; and (c) will not close any Pledged Account and/or terminate the CD prior to the date on which all of the Secured Liabilities have been fully and finally discharged. 6. ENFORCEMENT.

-/0 Schedule 9 -8 The Pledge shall be enforceable on after the occurrence of an Event of Default which is continuing. Upon and at all times after the occurrence and during the continuance of an Event of Default, the Pledgee is entitled to exercise all the rights, powers and remedies possessed by it as pledgee of the Pledgor's right, title and interest in and to each Pledged Account/CD in accordance with this Agreement and the Facilities Agreement and to: (a) demand, receive and/or transfer all and any monies and/or assets standing to the credit of any Pledged Account/CD; and/or (b) apply, transfer or set-off any or all of the amounts and/or assets from time to time standing to the credit of any Pledged Account/CD in or towards the payment or other satisfaction of all or part of the Secured Liabilities in accordance with clause 28.5 (Partial payments) of the Facilities Agreement. 7. WAIVER AND SEVERABILITY. No failure or delay by the Pledgee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Agreement, shall not be affected or impaired thereby. 8. MISCELLANEOUS. 8.1 Continuing Obligations. The liabilities and obligations of the Pledgor under this Agreement shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until all payment of the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full. 8.2 Protective Clauses. Without limiting Clause 8.1 and to the extent permitted by applicable laws, neither the liability of the Pledgor nor the validity or enforceability of this Agreement or the Pledge shall be prejudiced, affected or discharged by: (a) any variation, modification, amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature, and whether or not more onerous) or

-/0 Schedule 9 -9 replacement of the Facilities Agreement, any other Finance Documents or any other document referred to therein; (b) the invalidity or unenforceability of any part of obligations or liabilities of the Obligors under any Finance Documents; (c) any time or waiver granted to, or composition with, the Obligors under any Finance Documents to which it is a party; (d) the release of the Obligors under any Finance Documents under the terms of any composition or arrangement; (e) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Obligors under any Finance Documents; (f) any non-presentation or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security; (g) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Obligors; (h) any insolvency or similar proceedings of the Obligors; (i) any claims or set-off right that the Pledgor may have; or (j) any law, regulation or decree or order of any jurisdiction affecting the Pledgor. 8.3 Further Assurance. The Pledgor must, at its own expense, take whatever action the Pledgee may reasonably require for: (a) creating, perfecting or protecting any security intended to be created by or pursuant to this Agreement or the priority of any security intended to be created by or pursuant to this Agreement; or (b) following the occurrence of an Event of Default which is continuing, facilitating the realisation of any of the Pledged Cash, or the exercise of any right, power or discretion exercisable, by the Pledgee and/or any of its delegates and/or sub- delegates and/or transferee in respect of any of the Pledged Cash. The Pledgor will also, upon and after the occurrence and during the continuance of an Event of Default, do or permit to be done everything which the Pledgee may from time to time reasonably require to be done under the applicable laws and regulations and the

-/0 Schedule 9 -10 Facilities Agreement for the purpose of enforcing the Pledgee's rights hereunder. 8.4 Unrestricted Right of Enforcement. This Agreement may be enforced without the Pledgee first having recourse to any other security or rights or taking any other steps or proceedings against the Borrower or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured. 8.5 Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Pledgee and the Pledgor, if any security, disposition or payment granted or made to the Pledgee in respect of the Secured Liabilities is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, dissolution, administration, reorganisation, incapacity of the Pledgor or any other person or any change in its status, function, control or ownership for the time being in force or for any other reason, to the extent permitted by law, the Pledgee shall be entitled hereafter to enforce this Agreement as if no such discharge, release or settlement had occurred. 8.6 No Liability. Other than by reason of the gross negligence or wilful misconduct of the Pledgee, and/or Finance Parties, neither the Pledgee nor any Finance Party shall be liable by reason of (a) taking any action permitted by this Agreement, (b) any neglect in connection with all or any part of any Pledged Account/CD, or (c) taking possession of or realising all or any part of any Pledged Account/CD. 8.7 Amendment. Any amendment of any provision of this Agreement shall only be effective if made in writing and signed by the Pledgee and the Pledgor. 8.8 Waiver. Any waiver of any provision of this Agreement and any waiver of any default under this Agreement shall only be effective if made in writing and signed by the Pledgee. 9. ASSIGNMENT. The Pledgee may assign or transfer all or any part of its rights under this Agreement to any person to whom all or any part of the Secured Liabilities are assigned or transferred in accordance with the Facilities Agreement, who shall thereupon become vested with all the

-/0 Schedule 9 -11 rights and interests, powers and remedies given to the Pledgee hereunder to the extent agreed between the Pledgee and such assignee or transferee. 10. POWER OF ATTORNEY. 10.1 Appointment and Powers. The Pledgor by way of security irrevocably appoints the Pledgee to be its attorney and in its name, on its behalf to execute, deliver and perfect all documents and do all things which the Pledgee may consider to be necessary for: (a) carrying out any obligation imposed on the Pledgor by this Agreement or any other agreement binding on the Pledgor to which the Pledgee is party (including without limitation the execution and delivery of any instruments, documents, instructions, acknowledgements (including the Pledge Acknowledgements set forth in paragraphs (b) to (d) of Clause 2.2), assignments or other security and any transfers of any Pledged Account/CD or any part thereof); and (b) enabling the Pledgee to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on it by or pursuant to this Agreement or by law, provided that the powers conferred on the Pledgee pursuant to this Clause 10.1 shall only be exercisable by the Pledgee upon and after the occurrence of an Event of Default which is continuing or following any failure by the Pledgor to comply with any of its obligations under this Agreement. All sums expended by the Pledgee under this Clause 10.1 shall be recoverable from the Pledgor under this Agreement and under clause 17 (Costs and Expenses) of the Facilities Agreement. 10.2 Ratification. Where necessary, the Pledgor shall ratify and confirm all things done and all documents executed reasonably by the Pledgee as attorney in the exercise or purported exercise of all or any of its powers within the scope prescribed in Clause 10.1 above and in compliance with this Agreement. 11. NOTICES. Any notice or other communication under this Agreement shall be in writing, delivered in accordance with the Facilities Agreement. 12. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by the laws of Taiwan. Unless there is special provision of exclusive jurisdiction under the laws,

-/0 Schedule 9 -12 (a) the courts of Taiwan, with the Taiwan Taipei District Court being the court of first instance, have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute regarding the existence, validity or termination of this Agreement) (a "Dispute"); (b) the Pledgor and Pledgee agree that the courts of Taiwan are the most appropriate and convenient courts to settle the Disputes and accordingly none of them will argue to the contrary; and (c) notwithstanding paragraphs (a) and (b) above, the Pledgee shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Pledgee may take concurrent proceedings in any number of jurisdictions. 13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the heirs, successors and assigns of the parties to this Agreement, provided that the Pledgor may not assign or otherwise transfer its rights or obligations hereunder unless permitted under the Facilities Agreement.

-/0 Schedule 9 -13 IN WITNESS WHEREOF, this Agreement is duly executed as of the day and year first above written. PLEDGOR: SUPER MICRO COMPUTER, INC. TAIWAN By: ________________________ Name: Title:

-/0 Schedule 9 -14 PLEDGEE: CTBC BANK CO., LTD. By: ________________________ Name: Title:

-/0 Schedule 9 -15 Schedule I PLEDGED ACCOUNTS/CD [Account Name: [●] Account No.: [●] Name of Account Bank: [●]]1 [No. of Certificate of Deposit: [●] Currency: [●] Amount: [●]]2 1 If the Pledged Cash is in the form of cash deposited in a Pledged Account. 2 If the Pledged Cash is in the form of a CD.

-/0 Schedule 9 -16 Schedule II FROM OF NOTICE AND ACKNOWLEDGEMENT NOTICE AND ACKNOWLEDGEMENT To: CTBC BANK CO., LTD. This is to notify you that pursuant to an accounts pledge agreement, dated [date of the accounts pledge agreement] entered into by and between SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) (the "Pledgor") and CTBC BANK CO., LTD. (the "Pledgee") (the "Accounts Pledge Agreement"), the Pledgor has created pledge over the accounts/certificate of term deposit as described in the Appendix (the "Pledged Account/CD") in favour of the Pledgee. Such pledges shall not be discharged in any way without the written consent of the Pledgee. Instructions: The Pledgor advises you that the Pledgor shall only operate the Pledged Account/CD in accordance with the Facilities Agreement (as defined in the Accounts Pledge Agreement). The Pledgor irrevocably instructs and authorises you to: (a) disclose to the Pledgee any information relating to any Pledged Account/CD requested from you by the Pledgee (including the information of the then current balance amount standing to credit of such Pledged Account/CD as may be requested by the Pledgee from time to time); (b) when you receive a notice from the Pledgee that an Event of Default has occurred and is continuing: (i) comply with the terms of any written notice or instruction relating to each of the Pledged Account/CD received by you from the Pledgee; (ii) hold all sums standing to the credit of each of the Pledged Account/CD to the order of the Pledgee; (iii) pay or release any sum standing to the credit of each of the Pledged Account/CD in accordance with Clause 2.2 (d) of the Accounts Pledge Agreement or the written instructions of the Pledgee; and (iv) promptly notify the Pledgee if any person other than the Pledgee gives instruction to you concerning each of the Pledged Account/CD. You may not, without notice to the Pledgor and Pledgee, set off and apply the funds in any of the Pledged Account/CD (whether subject to notice or not and whether matured or not and in

-/0 Schedule 9 -17 whatever currency) against any monies, obligations and liabilities of the Pledgor due under any transaction with you. The Pledgor acknowledges that you may comply with the instructions in this Notice and Acknowledgement without any further permission from the Pledgor and without any enquiry by you as to the justification for or validity of any request, notice or instruction. The provisions of this letter may not be revoked or amended without the prior written consent of the Pledgee. Date: _________________ SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) By: _____________________________ Name: Title:

-/0 Schedule 9 -18 Acknowledgement and Undertaking The undersigned hereby acknowledges receipt of the foregoing notice of pledge of the Pledged Account/CD and instructions (the "Notice & Instructions"), confirms that such pledge has been duly recorded and agrees that such pledge shall not be discharged in any way without the written consent of the Pledgee. By signing of this Acknowledgement and Undertaking, the undersigned hereby agrees to the terms of the Notice & Instructions and undertake to comply with the instructions in the Notice & Instructions. Date: _______________ CTBC BANK CO., LTD. By: _____________________________ Name: Title:

-/0 Schedule 9 - 19 Appendix PLEDGED ACCOUNT/CD [Account Name: [●] Account No.: [●] Name of Account Bank: [●]]3 [No. of Certificate of Deposit: [●] Currency: [●] Amount: [●]]4 3 If the Pledged Cash is in the form of cash deposited in a Pledged Account. 4 If the Pledged Cash is in the form of a CD.

-/0 Schedule 9 -20 Schedule III FORM OF ACKNOWLEDGEMENT OF PLEDGE ACKNOWLEDGEMENT OF PLEDGE To: CTBC BANK CO., LTD. In accordance with the accounts pledge agreement dated [date of the accounts pledge agreement] entered into by and between SUPER MICRO COMPUTER, INC. TAIWAN (美 超微電腦股份有限公司) (the "Pledgor") and CTBC BANK CO., LTD. (the "Pledgee"), the undersigned executes this acknowledgement to confirm that the following Pledged Cash are and remain subject to pledge in favour of the Pledgee: □ Pledged Cash is in form of cash deposited in the Pledged Account Account Name Account No. Balance □ Pledged Cash is evidenced by certificate of deposit No. of Certificate of Deposit Currency Amount This Acknowledgement of Pledge is intended for the sole benefit of the Pledgee. Date: _________________

-/0 Schedule 9 -21 Undersigned: SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) By: _____________________________ Name: Title:

-/0 Schedule 9 -22 Schedule IV FORM OF WITHDRAWAL REQUEST WITHDRAWAL REQUEST To: CTBC Bank Co., Ltd. as Agent From: Super Micro Computer, Inc. Taiwan as Borrower Dated: [insert date] Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (the "Facilities Agreement") 1. We refer to the Accounts Pledge Agreement. This is a Withdrawal Request to [withdraw]/[transfer from [the Pledged Accounts/CD] to the account set forth below]. Terms defined in the Facilities Agreement shall have the same meaning in this Withdrawal Request. 2. We wish to withdraw the amounts available in the Pledged Accounts/CD on the following terms: Proposed Withdrawal Date: [Date] (or, if that is not a Business Day, the next Business Day) Amount: NT$[●] Pledged Accounts/CD Details: [●] Transfer/Remit the fund to the following account: [Account Name] Account Details: [●] 3. We confirm that as of the date hereof, no Event of Default has occurred and is continuing. 4. This Withdrawal Request is irrevocable. Yours faithfully ……………………………… authorised signatory for Super Micro Computer, Inc. Taiwan as Borrower

-/0 Schedule 10 -1 SCHEDULE 10 FORM OF PROMISSORY NOTE AND NOTE AUTHORISATION PART I FORM OF PROMISSORY NOTE PROMISSORY NOTE Date: ______________ Place: Taipei, Taiwan Amount: FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of CTBC BANK CO., LTD. on ______________ at the head office of CTBC BANK CO., LTD. in Taipei, Taiwan, the Republic of China, the sum of Two Billion United States dollars (US$ 2,000,000,000) plus interest at the rate of ____ per cent. (____%) per year before maturity and at the rate of _____ per cent. (____%) after maturity. The undersigned agrees to expressively waive any demand, protest and/or other notice of any kind in relation to this Promissory Note. MAKER: SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) _______________________ Name: Title:

-/0 Schedule 10 -2 PART II FORM OF NOTE AUTHORISATION NOTE AUTHORISATION To: CTBC BANK CO., LTD. (the "Agent") Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (as amended from time to time, the "Facilities Agreement") With reference to the Facilities Agreement, the undersigned, SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) (the "Undersigned"), has delivered to the Agent a promissory note (the "Note") supporting and securing the obligations of the Undersigned under the Finance Documents. Term defined in the Facilities Agreement shall have the same meaning in this Note Authorisation. The Undersigned agrees that, in addition to and not limited by the authorisations contained herein, upon the occurrence of an Event of Default which is continuing the Agent shall have the right to treat the Note in all respects, including but not limited to present for payment, in the manner contemplated by the Finance Documents. The Undersigned hereby irrevocably and specifically authorises and empowers the Agent and any of its agents or employees, with full rights of substitution, in the Agent's sole discretion, upon the occurrence of an Event of Default which is continuing to complete the Note, by inserting therein the maturity date, the date from which interest thereon is to accrue and the interest rates all in accordance with the terms of the Facilities Agreement and any other items required to make the Note, valid and enforceable under the Law of Negotiable Instruments of Taiwan. The Undersigned acknowledges and agrees that any action taken by the Agent pursuant to this Note Authorisation shall be binding, final and conclusive on the Undersigned absent manifest error. This authorisation is irrevocable and may not be limited in any manner whatsoever save as expressly provided herein. This authorisation shall expire on the date that all sums owing or which shall become owing under the Finance Documents have been fully paid. This Note Authorisation and the Note shall be governed by the laws of Taiwan. Subject to any exclusive jurisdiction mandatorily required under applicable laws, the Undersigned hereby irrevocably agrees to submit to the non-exclusive jurisdiction of the courts of Taiwan, with the Taiwan Taipei District Court being the court of the first instance for any matters in connection with or arising from this Note Authorisation and the Note.

-/0 Schedule 10 -3 Undersigned: SUPER MICRO COMPUTER, INC. TAIWAN (美超微電腦股份有限公司) _______________________ Name: Title:

-/0 Schedule 11 SCHEDULE 11 GROUP STRUCTURE CHAT

-/0 Schedule 12 -1 SCHEDULE 12 FORM OF INCREASED FACILITIES LETTER INCREASED FACILITIES LETTER To: CTBC Bank Co., Ltd. as Agent Super Micro Computer, Inc. Taiwan as Borrower Super Micro Computer, Inc. as Guarantor From: The Increased Facilities Lender(s) named in the Schedule I hereto Dated: [●] Up to US$ 2,000,000,000-Equivalent Revolving Loan Facilities Agreement dated January 21, 2026 (the "Facilities Agreement") Dear Sirs, 1. We refer to the Facilities Agreement. This letter (the "Letter") shall take effect as an Increased Facilities Letter for the purpose of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this Letter unless given a different meaning in this Letter. 2. We hereby agree to become a Lender (if not already) and to assume an amount of the Increased Facilities set opposite our name under the heading "The Increased Facilities Commitment" in Part I of Schedule I (Increased Facilities Lenders) of this Letter. 3. The proposed date on which our Increased Facilities commitments are to take effect (the "Increase Date") is [●]. 4. The Facility Office and address, fax number and attention details for notices to the Increased Facilities Lender which is not an existing Lender (each a "Further Lender") for the purposes of clause 30.2 (Addresses) of the Facilities Agreement are set out in Schedule II of this Letter. 5. On the Increase Date, each Lender's Commitment is revised to the amount set opposite its name in Part II of Schedule I (Increased Facilities Lenders) of this Letter. 6. Except as expressly provided in this Letter, all terms and conditions of the Facilities Agreement and all other Finance Documents shall remain in full force and effect and shall continue to apply as set out therein. 7. This Letter is governed by Taiwan law. [Intentionally left blank]

-/0 Schedule 12 -2 SCHEDULE I INCREASED FACILITIES LENDERS PART I Increased Commitments Assumed by Increased Facilities Lenders PART II Lenders' Commitments after the Increase Date Name of Increased Facilities Lenders Increased Facility A1 Commitment Increased Facility A2 Commitment Total Increased Commitments [●] [●] [●] [●] [●] [●] [●] [●] Total [●] [●] [●] Name of Lenders Facility A1 Commitment Facility A2 Commitment Total Commitments CTBC Bank Co., Ltd. [●] [●] [●] Credit Agricole Corporate And Investment Bank, Taipei Branch [●] [●] [●] E.Sun Commercial Bank, Ltd. [●] [●] [●] Banco Bilbao Vizcaya Argentaria S.A. Taipei Branch [●] [●] [●] BNP Paribas Taipei Branch [●] [●] [●] HSBC Bank (Taiwan) Limited [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] Total [●] [●] [●]

-/0 Schedule 12 -3 SCHEDULE II CONTACT INFORMATION OF FURTHER LENDERS Name of Further Lenders Contact Information [●] Fax: E-Mail: Address: Attention: [●] Fax: E-Mail: Address: Attention:

-/0 Schedule 12 -4 Increased Facilities Lender [●] _______________________ Name: Title:

-/0 Schedule 12 -5 Increased Facilities Lender [●] _______________________ Name: Title:

-/0 Schedule 12 -6 Acknowledged and agreed by: CTBC Bank Co., Ltd. (for and on behalf of itself and as the Agent for and on behalf of other Lenders) _______________________ Name: Title:

-/0 Schedule 12 -7 Acknowledged and agreed by Super Micro Computer, Inc. Taiwan (as the Borrower) _______________________ Name: Title:

-/0 Schedule 12 -8 Acknowledged and agreed by Super Micro Computer, Inc. (as the Guarantor) _______________________ Name: Title:

-/0 Schedule 13 - 1 SCHEDULE 13 BANKING (EXPOSURE LIMITS) RULES 銀行業（風險承擔限度）規則 The information set out in this Annex is for reference only. For further details, the Banking (Exposure Limits) Rules (Cap. 155S) may be accessed at https://www.elegislation.gov.hk/hk/cap155S 本附錄之資訊僅供參考。詳細資料請參閱下述網站公佈之銀行業（風險承擔限度）規 則 https://www.elegislation.gov.hk/hk/cap155S The Borrower may be considered as related or connected to a Lender Group if it is: 借款人如有下列情形，得被視為與一授信銀行集團間具有關係或關聯： (a) a director, employee, controller or minority shareholder controller, of a member of the Lender Group; 其為該授信銀行集團成員之董事、僱員、控制權人或少數股東控制權人； (b) a relative of a director, employee, controller or minority shareholder controller, of a member of the Lender Group; 其為該授信銀行集團成員董事、僱員、控制權人或少數股東控制權人之親屬； (c) a firm, partnership or non-listed company in which a member of the Lender Group or any of the following entities is interested as director, partner, manager or agent: 其為該授信銀行集團成員或下列公司擔任董事、合夥人、經理人或代理人之公司、 合夥或非上市櫃公司： (i) a controller, minority shareholder controller or director of a member of the Lender Group; 該授信銀行集團成員之控制權人、少數股東控制權人或董事； (ii) a relative of a controller, minority shareholder controller or director of a member of the Lender Group; or 該授信銀行集團成員之控制權人、少數股東控制權人或董事之親屬；或 (d) a natural person, firm, partnership or non-listed company to whom a member of the Lender Group has provided a financial facility if any of the following entities is a guarantor of the facility:

-/0 Schedule 13 - 2 由該授信銀行集團成員提供融資額度之個人、公司、合夥或非上市櫃公司，且該 額度由下列人士擔任保證人： (i) a controller, minority shareholder controller or director of a member of the Lender Group; 該授信銀行集團成員之控制權人、少數股東控制權人或董事； (ii) a relative of a controller, minority shareholder controller or director of a member of the Lender Group. 該授信銀行集團成員之控制權人、少數股東控制權人或董事之親屬。 Relevant definitions 相關定義 1) A person has "control" if such person is: 符合下列條件之人，即具有「控制權」: (A) an indirect controller, that is, in relation to a company, any person in accordance with whose directions or instructions the directors of the company or of another company of which it is a subsidiary are accustomed to act; or 間接控制權人，即就公司而言，任何公司或其子公司之董事習於依其指揮 或指示行事之人；或 (B) a majority shareholder controller, that is, in relation to a company, any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, more than 50% of the voting power at any general meeting of the company or of another company of which it is a subsidiary, 控制多數股權之人，即就公司而言，任何有權於該公司或其子公司之任何 股東會行使或控制行使超過 50％表決權（單獨或與任何關係企業共同行使） 之人， and "controller" means either an "indirect controller" or a "majority shareholder controller." 以及「控制權人」包含「間接控制權人」或「多數股權控制權人」。 2) "employee" includes permanent full time, permanent part-time, fixed-term full time, fixed-term part-time staff and international assignees. 「僱員」包含常設正職人員、常設兼職人員、固定期間正職人員、固定期間兼職 之員工或國際工作指派人員。

-/0 Schedule 13 - 3 3) "minority shareholder controller" in relation to a company, means any person who, either alone or with any associate or associates, is entitled to exercise, or control the exercise of, 10% or more, but not more than 50%, of the voting power at any general meeting of the company or of another company of which it is a subsidiary. 「少數股權控制權人」係指有權於該公司或其子公司之任何股東會行使或控制行 使 10％（含）以上但不超過 50％（單獨或與任何關係企業共同行使）之任何表 決權，則該人士即具有「少數股權控制權」。 4) "relative" in relation to a natural person, means the following: 「親屬」係指就自然人而言具有下述關係之人： (A) a parent; 父母； (B) a step-parent or adoptive parent; 繼父母或養父母； (C) the spouse; 配偶； (D) if the person is a party to a union of concubinage - the other party of the union; 對他方而言，夫妾關係中之一方； (E) a cohabitee; 同居伴侶； (F) a parent, step-parent or adoptive parent of a spouse; or 配偶之父母、繼父母或養父母；或 (G) a son, step-son, adopted son, daughter, step-daughter or adopted daughter. 兒子、繼子、養子、女兒、繼女或養女。

-/0 Signature Page – Facilities Agreement SIGNATURE PAGE BORROWER SUPER MICRO COMPUTER, INC. TAIWAN _/s/ Charles Liang (梁見後)__________ Name: Charles Liang (梁見後) Title: Chairman Address: 3F., N. 150, Jian 1st Rd., Zhonghe Dist., New Taipei City 235, Taiwan(R.O.C) Attention: Eric Kung (宮玉正) Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement MLAB, AGENT AND ORIGINAL LENDER CTBC BANK CO., LTD. By: __/s/ Sandy Chiu___________________ Name: Sandy Chiu Title: Senior VP Address: 8F, No. 168, Jingmao 2nd Road, Taipei 115, Taiwan Attention: Global Trade Finance Center - Data Su / Bolin Chen Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement MLAB AND ORIGINAL LENDER CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TAIPEI BRANCH By: By: _/s/ Laurent Potin ___________________ _________________________________ Name: Laurent Potin Name: Title: Chief Executive Officer Title: Address: Taipei Nanshan Plaza, 28F-1, No. 100, Songren Road, Taipei 110016, Taiwan Attention: Steven Hsieh / Ofelia Chang Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement MLAB AND ORIGINAL LENDER E.SUN COMMERCIAL BANK, LTD. By: _/s/ Phil Wang________________________________ Name: 許秀鈴 Title: 資深協理 Address: 33 F.-1, No. 100, Songren Rd., Xinyi Dist., Taipei City 11073, Taiwan Attention: Phil Wang Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement ORIGINAL LENDER BANCO BILBAO VIZCAYA ARGENTARIA S.A. TAIPEI BRANCH By: _/s/ James Kao_____________________ Name: James Kao Title: General Manager of Banco Bilbao Vizcaya Argentaria S.A. Taipei Branch Address: Unit D, Level 45, Taipei 101 Tower, No. 7 Xinyi Road, Sec., 5, Taipei City 11049, Taiwan Attention: Ting Chen Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement ORIGINAL LENDER BNP PARIBAS TAIPEI BRANCH By: _/s/ Bruno Broussard__________________ Name: Bruno Boussard Title: CEO of BNP Paribas SA Taiwan Branches Address: 72F, No 7, Sec 5, Xin Yi Road, Taipei 110, Taiwan Attention: Monica Chen / Sammi Yang Telephone: *** Email: ***

-/0 Signature Page – Facilities Agreement ORIGINAL LENDER HSBC BANK (TAIWAN) LIMITED By: _/s/ Albert Chu________________________ Name: Albert Chu Title: GNB Team Lead Address: 54F, No. 7, Sec. 5, Xinyi Road, Xinyi Dist., Taipei 101 Building, Taipei City, 110615, Taiwan Attention: Lucy Chen Telephone: *** Email: ***